UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
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Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

ANI PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, Minnesota 56623
(218) 634-3500
March 25, 2022
Dear Fellow Stockholders:
When I joined ANI in 2020, the Company was at a critical inflection point. In 2021, we achieved important goals against the key pillars of our growth strategy to drive ANI past the inflection point in our evolution toward becoming a leading biopharmaceutical company. I am proud and appreciative of the hard work of our employees, customers, partners, and suppliers as we pushed forward to deliver high-quality medications to patients in need and create value for our shareholders.
Through 2021, we remained focused on our four key growth pillars, the first being to build a successful Cortrophin Gel franchise. We were delighted to receive U.S Food and Drug Administration (FDA) approval for Purified CortrophinTM Gel, the lead asset in our Rare Disease business unit, on October 29, 2021. This was a very important milestone for ANI and a testament to the hard work and dedication over 5+ years of our internal team along with our suppliers and external consultants. I must also highlight the spirit of collaboration and engagement with the FDA that enabled us to achieve a single-cycle approval.
In parallel to working on the approval, we invested significantly in building a world-class Rare Disease team and the infrastructure needed to drive a successful launch. Our Rare Disease leadership team, led by Chris Mutz, has experience with over 20 Rare Disease product launches. Our sales force has an average of 12 years of successful sales experience in the rare disease and specialty areas, including with leading Rare Disease focused biopharmaceutical companies such as Alexion, Horizon, Alnylam, and Gilead. In preparation for launch, this experienced team went through comprehensive clinical and product training to fully prepare them to hit the ground running on January 24, 2022, day 1 of our full-scale launch. We also put in place strong functional teams including Medical, Marketing, Market Access, Commercial Operations, Analytics, Finance, and Compliance.
In addition, we invested in the infrastructure necessary to facilitate distribution and address demand. Cortrophin Gel is available through a network of specialty pharmacies and distributors, and health care providers can initiate access to a specialty pharmacy by visiting our website. We’ve also created “Cortrophin In Your Corner,” a dedicated program for patients and their caregivers that offers one-on-one access, reimbursement support, financial assistance, and nurse-provided injection training. Overall, the launch is off to a strong start, and we expect Cortrophin Gel to be a significant growth driver for ANI with commercial longevity.
Our second pillar key growth pillar is to strengthen the generics unit by enhancing development capabilities and focusing on niche opportunities. In November, we completed our acquisition of Novitium Pharma, which brings a high-performance R&D engine to ANI. Our new R&D organization has already delivered 8 new product launches since the deal closed and filed 5 new Abbreviated New Drug Applications (ANDAs) during the first three months of 2022. Today, ANI has over 20 ANDA files pending with the FDA and over 20 applications and multiple 505(b)(2) products under development. Our R&D efforts across New Jersey, Baudette and Oakville are now fully integrated under the leadership of Samy Shanmugam (co-founder of Novitium). Along with Chad Gassert (co-founder of Novitium), who leads our Portfolio, Strategy & Corporate Development functions, we are focused on increasing the productivity of our R&D teams and strengthening our product pipeline to increase the sustainability of our generics business with new product launches. The eight new product launches, consistently high service levels and positive feedback from our customers highlight the effectiveness of our integration.
The third pillar of our growth strategy is to maximize the value of established brands through innovative commercialization strategies and business development, which has long been one of ANI’s strengths. To this end, during 2021, we successfully acquired and integrated four dermatology brands from Sandoz. We will continue to evaluate potential accretive asset acquisitions in this area to capitalize on and augment our commercial and organizational capabilities.
Our fourth and final pillar is to expand our contract development and manufacturing organization (CDMO) by leveraging our North America manufacturing footprint and unique manufacturing capabilities. The Novitium acquisition has greatly expanded the opportunities in this area.
Delivering sustainable growth remains a priority, and we have worked hard to create a strong foundation to deliver this growth. Our new capital structure, comprised of the recently completed $75 million equity raise and the closure of the new $300 million term loan B, $40 million revolver, and $25 million PIPE, gives us significant flexibility in ensuring a strong Purified Cortrophin Gel commercial launch and support for the integration of Novitium into ANI. We have in place high-performing leadership and teams with the necessary experience and expertise across our diversified business. Finally, we are cultivating an ANI United culture to serve our patients and physicians in need by continuing to identify patient populations that are underserved and medicines that can help them.
While 2021 was a momentous year for ANI, it’s only the beginning. On behalf of the Board of Directors and our ANI United family of over 600 colleagues, we appreciate your support as we move forward on our path of bringing high-quality medicines to underserved patients and delivering shareholder value.
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders, which will be held virtually. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement. Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible.
Sincerely,
Nikhil Lalwani
Chief Executive Officer
Forward-Looking Statements
In this communication we have made certain forward-looking statements within the meaning of the federal securities laws. These statements are based on management's estimates and assumptions and are subject to risks and uncertainties. Such statements include, but are not limited to, commercialization of Cortrophin Gel, statements about the Company’s corporate strategy, growth strategy, future plans, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the Securities and Exchange Commission, including the Risk Factors section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.

2

210 Main Street West
Baudette, Minnesota 56623
(218) 634-350
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, April 27, 2022, 11:00 a.m. (Eastern Time)
Virtual Meeting Only — No Physical Meeting Location
TIME AND DATE	11:00 a.m. Eastern Time on Wednesday, April 27, 2022
PLACE	Via the Internet www.virtualshareholdermeeting.com/ANIP2022
AGENDA	• Elect the nine director nominees named in the Proxy Statement
• Ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for 2022
• Advisory vote to approve executive compensation
• Approve the Amended and Restated 2022 Stock Incentive Plan • Transact such other business as may properly come before the annual meeting (including adjournments and postponements)
RECORD DATE	March 10, 2022
The Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held as a virtual-only meeting on Wednesday, April 27, 2022 at 11:00 a.m. Eastern Time. We have adopted a virtual format for the Annual Meeting to provide a safe, consistent and convenient experience to all shareholders regardless of location. You will be able to attend the meeting, submit your questions and comments during the meeting, and vote your shares at the meeting by visiting www.virtualshareholdermeeting.com/ANIP2022.
The platform for the virtual Annual Meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log into the virtual Annual Meeting are provided in the accompanying Proxy Statement.
Only holders of the Company’s series A preferred stock, common stock and class C special stock of record as of March 10, 2022 are entitled to notice of and to vote at the Annual Meeting.
Your vote is very important. Regardless of whether you plan to attend the virtual Annual Meeting, please promptly vote your shares. You may vote your shares over the Internet or via a toll-free telephone number. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section titled Voting Methods on page 3 of the Proxy Statement.
It remains very important that your shares are represented and voted at the Annual Meeting. We therefore strongly encourage you to vote in advance of the Annual Meeting.
By Order of the Board of Directors,
Stephen P. Carey
Corporate Secretary, Senior Vice President, Finance and Chief Financial Officer
Baudette, Minnesota
March 25, 2022

ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, Minnesota 56623
(218) 634-3500
PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS To Be Held at 11:00 a.m. Eastern Time on Wednesday, April 27, 2022
Our Board of Directors (the “Board”) solicits your proxy for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and any postponement or adjournment of the Annual Meeting for the matters set forth in “Notice of 2022 Annual Meeting of Stockholders.” The Annual Meeting will be held virtually on Wednesday, April 27, 2022 at 11:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/ANIP2022. We made this Proxy Statement available to holders of the Company’s Series A Convertible Preferred Stock (the “series A preferred stock”), common stock and class C special stock (together, the “Stockholders”) beginning on March 28, 2022.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Record Date	March 10, 2022
Quorum	Holders of one-third of the outstanding shares of the Company’s capital stock issued and outstanding and entitled to vote on the record date must be present at the Annual Meeting or represented by proxy. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
Voting Shares Outstanding on the Record Date	25,000 shares of series A preferred stock, 17,261,218 shares of common stock and 10,864 shares of class C special stock outstanding as of March 10, 2022. The 25,000 shares of series A preferred stock outstanding as of March 10, 2022 are entitled to cast an aggregate of 610,413 votes.
Voting by Proxy	Internet, telephone, or mail
Voting at the Meeting	We encourage Stockholders to vote in advance of the Annual Meeting, even if they plan to access the Annual Meeting virtually. In order to vote in advance, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on April 26, 2022. Stockholders can vote during the Annual Meeting, using the Internet. Beneficial holders who wish to vote during the Annual Meeting must obtain a valid legal proxy and control number from their broker, bank, or other nominee prior to the date of the Annual Meeting giving them the right to vote the shares. Voting by a Stockholder during the Annual Meeting will replace any previous votes.
Changing Your Vote	If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Secretary at 210 Main Street West, Baudette, MN 56623 or (b) casting a later vote via the Internet or telephone, or (c) attending the Annual Meeting and voting online. Attendance online at the Annual Meeting will not revoke a proxy unless the Stockholder actually votes online during the virtual meeting. Your latest Internet or telephone proxy is the one that will be counted. If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.
Votes Required to Adopt Proposals	Each Stockholder represented at the Annual Meeting will be entitled to cast one vote for each share of the capital stock entitled to vote held by such Stockholder. Each holder of series A preferred stock will be entitled to a number of votes equal to the largest number of whole shares of common stock into which all shares of series A preferred stock held of record by such holder could then be converted as of the Record Date. Stockholders do not have cumulative voting rights. The election of each of the nominees for director requires that the number of votes cast by Stockholders present at the Annual Meeting in person (virtually) or by proxy and voting “For” a nominee must exceed the number of votes cast “against” the nominee. All other proposals are determined by the vote of the holders of a majority of the stock represented and entitled to vote. Series A preferred stock, common stock and class C special stock vote together as a single class.
Effect of Abstentions and Broker Non-Votes	Shares voting “abstain” and broker non-votes votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have no effect on the election of directors. For all other proposals, abstentions and broker non-votes have no effect. If you are a beneficial holder and do not provide specific voting instructions to your broker or custodian of your shares, your broker or custodian will not be authorized to vote on any of the matters other than the ratification of the appointment of EisnerAmper LLP. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you are a Stockholder of record and you submit proxy voting instructions but do not direct how to vote on each proposal, the persons named as proxies will vote as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their judgment. Our Bylaws set forth requirements for advance notice of nominations and agenda items for the Annual Meeting, and we have not received timely notice of any such matters that may be properly presented for voting at the Annual Meeting, other than the items from the Board described in this Proxy Statement.
Proxy Solicitation Costs	The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice of 2022 Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by the Company. Our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K.

Access and Log-in Instructions for Virtual Annual Meeting
The platform for the virtual Annual Meeting includes functionality that affords validated Stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log into the virtual Annual Meeting are provided below, and once admitted, Stockholders may submit questions and vote their shares by following the instructions that will be available on the Annual Meeting website.
To be admitted to the Annual Meeting, go to www.virtualshareholdermeeting.com/ANIP2022 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Online access to the Annual Meeting will open at 10:45 a.m. Eastern Time to allow time for you to log-in prior to the start of the live audio webcast of the Annual Meeting at 11:00 a.m. Eastern Time.
If you are unable to locate your proxy materials containing your 16-digit control number and cannot log-in as a validated Stockholder, you may opt to participate in the Annual Meeting as a “guest,” in which case you will be able to hear the audio webcast but will not be able to utilize the question, voting, or other functions noted above.
How Beneficial Owners May Participate in the Virtual Annual Meeting
If your shares are registered in the name of your bank, broker, or other nominee, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, to vote or ask questions at the virtual Annual Meeting, you must first obtain a valid legal proxy from your bank, broker, or other nominee. Follow the instructions from your bank, broker, or other nominee included with the proxy materials that you are provided, or contact your bank, broker, or other nominee to request a legal proxy form.
Voting Methods
BEFORE the Annual Meeting:
Vote by Internet: Go to www.proxyvote.com until 11:59 p.m. Eastern Time on April 26, 2022.
Vote by Phone: Call toll-free 1-800-690-6903 until 11:59 p.m. Eastern Time on April 26, 2022.
Vote by Mail: Complete, sign, and date the proxy card/voting instruction card and return it in the postage-paid envelope that is enclosed with your proxy materials.
DURING the Annual Meeting:
Vote by Internet: Go to www.virtualshareholdermeeting.com/ANIP2022 and vote during the Annual Meeting by entering the 16-digit control number included in your proxy materials and following the instructions on the Annual Meeting website.

INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on April 27, 2022:
The Notice of the 2022 Annual Meeting, the Proxy Statement, and
the 2021 Annual Report to Stockholders are available at www.proxyvote.com.
QUESTIONS
For questions regarding	Contact via mail or email:

Annual meeting	ANI Pharmaceuticals, Inc. 210 Main Street West Baudette, Minnesota 56623 Attn: Investor Relations Email: IR@anipharmaceuticals.com

PROPOSAL 1: ELECTION OF DIRECTORS
Board Composition; Selection of Nominees
The Company’s bylaws provide that our Board of Directors (the “Board”) may determine the number of directors from time to time. Our Board is currently composed of nine members.
The Company’s Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board for determination any specific minimum qualifications that must be met, any specific qualities or skills that are necessary for one or more of our Board members to possess, and the desired qualifications, expertise and characteristics of our Board members. All directors are encouraged to submit to the Company’s Nominating and Corporate Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate’s qualifications. The Nominating and Corporate Governance Committee also considers candidates recommended by the Company’s Stockholders for election to the Board. The Nominating and Corporate Governance Committee will screen and submit to the full Board the names and biographical information of those persons considered by the Nominating and Corporate Governance Committee to be viable candidates for election as directors.
The Nominating and Corporate Governance Committee is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board, and believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board. In furtherance of this commitment, when considering candidates to fill an open seat on the Board, the Nominating and Corporate Governance Committee will require that the list of candidates to be considered by the Committee for nomination to the Board include candidates with diversity of race, ethnicity, and gender. Any third-party consultant asked to furnish an initial list of candidates will be required to include such diverse candidates.
There are no term limits and no fixed retirement age for directors. The Board does not believe that a fixed retirement age, or term limits, for directors are appropriate. While mandatory retirement and term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who over time have developed increasing insight into the Company and its operations and therefore provide an increasing contribution to the Board as a whole.
Under the merger agreement relating to our acquisition of Novitium Pharma LLC (“Novitium”), certain principal members of Novitium have the right to nominate an “eligible person” to serve on the Board if so long as certain ownership thresholds set forth in the merger agreement are satisfied. Mr. Muthusamy Shanmugam was nominated pursuant to this provision and was appointed to the Board effective upon the closing of the Novitium acquisition on November 19, 2021.
When seeking new director candidates, the Nominating and Corporate Governance Committee will consider potential candidates for directors submitted by Board members, members of our management, and our Stockholders, and the Committee does not evaluate candidates differently based upon the source of the nominee. The Company did not receive any director nominations from Stockholders in accordance with procedures set forth in its bylaws. Director nominations presented by Stockholders at the Annual Meeting will not be considered.
The Nominating and Corporate Governance Committee recommended to the Board the following nine incumbent directors of the Board for Board membership be nominated for election to the Board at the Annual Meeting to serve, if elected, until the 2023 annual meeting and until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal. Set forth below are the names and ages of these nominees, the years they became directors, their principal occupations or employment for at least the past five years and the names of other public companies for which they serve as a director or have served as a director during the past five years. Also set forth are the specific experiences, qualifications, or skills that led our Nominating and Corporate Governance Committee to conclude that each person should serve as a director.

Information Regarding Director Nominees
Robert E. Brown, Jr., 71, has served as a director of the Company since June 2013 and served as Chairman of the Board from June 2013 to June 2020. He has also served as a director of the Company’s operating subsidiary, ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. since July 2010. Mr. Brown has been active in the venture capital and private equity business for over 30 years and since 2000 has served as President, and is the sole stockholder and director, of MVP Management Company, an investment company, and co-founded Meridian Venture Partners, II. L.P., a venture capital and private equity firm in 2000 and its predecessor fund, Meridian Venture Partners, in 1987. Prior to 1987, Mr. Brown was a principal in a merchant banking firm active in both private equity and investment banking. Mr. Brown began his professional career as a certified public accountant with Arthur Andersen & Co. Subsequently, he worked for a subsidiary of The Penn Central Corporation as a financial analyst, and after graduating from law school, practiced corporate tax law at the firm of Morgan, Lewis & Bockius in Philadelphia. Mr. Brown has served on the board of directors of numerous privately-held and public companies, including several healthcare related companies such as Implex Corporation, Dorland Data Networks, Omega Health Systems, Air Medical Group Holdings, Comprehensive Addiction Programs, Inc., and York Risk Services Group, Inc. Mr. Brown holds an A.B. degree from Princeton University, an M.B.A. from the Wharton School of the University of Pennsylvania, and a J.D. from the Law School of the University of Pennsylvania.
Mr. Brown is qualified to serve on our Board because of his significant experience as a director of a number of companies in the healthcare sector.
Mr. Brown is the current Chair of the Board’s Compensation Committee and is a member of the Board’s Nominating and Corporate Governance Committee.
Thomas Haughey, 58, has served as a director since May 2018. Mr. Haughey held the role of General Counsel and Secretary at Par Pharmaceutical Companies, Inc. (“Par”) from 2003 through 2016. In addition to his role as General Counsel, he has held various additional executive roles at Par including President from 2011 to 2012 and, most recently, Chief Administrative Officer from 2012 to 2016. Prior to that, Mr. Haughey held positions at Schering-Plough Corporation, where he was Chief Counsel from 1998 to 2001 and Legal Director from 2001 to 2003. Previously, Mr. Haughey was an attorney at Cadwalader Wickersham & Taft and a certified public accountant at Arthur Anderson & Co. Since 2016, Mr. Haughey has been an adjunct professor at Passaic Community College. Mr. Haughey earned a B.S. in accounting at St. John’s University and a J.D. at the New York University School of Law.
Mr. Haughey is qualified to serve on our Board because of his experience in the pharmaceutical industry, as well as his legal, financial and accounting expertise.
Mr. Haughey is the current Chair of the Board’s Audit and Finance Committee and qualifies as an audit committee financial expert. He is also a member of the Board’s Nominating and Corporate Governance Committee.
Nikhil Lalwani, 44, has served as ANI’s President and Chief Executive Officer and as a member of ANI’s board since September 2020. Prior to joining ANI in September 2020, Mr. Lalwani was Chief Executive Officer of the India RX Business at Cipla Ltd. (NSE: CIPLA), a global pharmaceutical company, from April 2020 to August 2020, Chief Executive Officer of Cipla USA from April 2017 to April 2020, Chief Executive Officer of InvaGen, a subsidiary of Cipla Ltd., from April 2016 to April 2020, as well as other leadership roles at Cipla, including Head of US Strategy, M&A & Integration, and Head of Cipla’s Global Respiratory business. In these roles, Mr. Lalwani developed and executed multi-year strategic growth plans for key products and facilitated successful acquisitions as Cipla entered the specialty pharmaceutical space. Prior to Cipla, Mr. Lalwani was an Associate Partner with McKinsey & Company serving pharmaceutical and healthcare companies across the world, and an engineer with Medtronic. Mr. Lalwani holds a B.S. in Electrical Engineering from Georgia Institute of Technology and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Lalwani is qualified to serve on our Board based on his extensive experience as an executive in the pharmaceutical industry and his position as President and Chief Executive Officer of ANI. As a member of the executive team of the Company, Mr. Lalwani serves a vital function in the link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspective on the business.
David B. Nash, M.D., 66, has served as a director since May 2018. Dr. Nash is the founding dean emeritus of and the Grandon Professor of Health Policy at the Jefferson College of Population Health, located on the campus of Thomas Jefferson University in Philadelphia, Pennsylvania, having taken that position in 2008. Previously, Dr. Nash was the Chairman of the Department of Health Policy of the Jefferson Medical College from 2003 until 2008. From January 2010 to April 2019, Dr. Nash served on the board of directors of Humana Inc., a health insurance company. Dr. Nash currently serves on the following privately held boards: InfoMC, Best Value Care and Fox Rehabilitation. Dr. Nash is internationally recognized for his work in outcomes management, medical staff development and quality-of-care improvement; his publications have appeared in many articles in major journals. Dr. Nash received his B.A. in economics (Phi Beta Kappa) from Vassar College; his M.D. from the University of Rochester School of Medicine and Dentistry and his M.B.A. in Health Administration (with honors) from the Wharton School at the University of Pennsylvania.
Dr. Nash is qualified to serve on our Board based on his significant prior experience as an independent director and his significant experience in both the life science industry and in academia that enhance the Board’s perspective on the pharmaceutical industry.
Dr. Nash is the current Chair of the Board’s Nominating and Corporate Governance Committee and is a member of the Board’s Audit and Finance Committee.
Antonio R. Pera, 64, has served as a director since August 2020. Mr. Pera served as President of Par Pharmaceutical, the fifth-largest generic manufacturer in the United States, which is now part of Endo International, plc, from December 2013 until his retirement in August 2019. Prior to Par, Mr. Pera held leadership positions at AmerisourceBergen, American Pharmaceuticals Partners, Bedford Laboratories, a division of Ben Venue Laboratories, and Baxter Healthcare. His breadth of experience spans sales, marketing, supply chain operations, and licensing, and he has played a pivotal role in the successful growth and commercialization efforts at several successful pharma entities. Mr. Pera holds a B.S. in Business Administration from the University of Illinois at Urbana-Champaign and an M.B.A. from DePaul University.
Mr. Pera is qualified to serve on our Board based on his significant leadership experience and his knowledge of the pharmaceutical industry.
Mr. Pera is currently a member of the Board’s Compensation Committee.
Muthusamy Shanmugam, 54, has served as a director and as Head of Research & Development and Chief Operating Officer — Novitium Operations since November 2021. Mr. Shanmugam has over three decades of experience in the pharmaceutical industry, most recently serving as President of Novitium from 2016 to November 2021. Mr. Shanmugam began his career as a formulation scientist at Kali Laboratories, Inc. and grew to become a leading formulation development scientist in the generic drug industry. Prior to co-founding Novitium, Mr. Shanmugam also held positions at Par Pharmaceutical, Inc. and Novel Laboratories, Inc. Mr. Shanmugam obtained his M.S. in Industrial Pharmacy from the Tamil Nadu Dr. M.G.R. Medical University and is a registered pharmacist in the state of New York.
Mr. Shanmugam is qualified to serve on our Board based on his extensive experience in the pharmaceutical industry and his leadership of Novitium.
Renee P. Tannenbaum, Pharm.D., 69, has served a director since March 2022. Dr. Tannenbaum currently serves as a strategic advisor for several biopharmaceutical and device companies and serves as a director to Cardiff Oncology, Inc. and a board advisor to Aerami Therapeutics, Inc. Previously, she served as Vice President of Global Partnering at Halozyme, Inc. from August 2016 to July 2021, where she was responsible for leading the team that executed business development activities and the company’s alliances through partnerships and collaborations. Prior to that, Dr. Tannenbaum was Head of Global Customer Excellence at AbbVie from October 2012 to January 2016, where she was responsible for building commercial capabilities for the organization. Dr. Tannenbaum served as a director at U.S. publicly traded companies, including most recently Zogenix, Inc., foreign publicly traded companies Nordic Nanovector ASA and Cipher Pharmaceuticals, Inc., and Immune Pharmaceuticals, Inc., a privately held company. Dr. Tannenbaum retains a faculty position at the University of the Sciences’ Mayes College of Healthcare Business and Policy. Dr. Tannenbaum received her Doctor of Pharmacy degree from the Philadelphia College of Pharmacy and Sciences, her MBA from Temple University, and her Bachelor of Science degree in Pharmacy from the University of Connecticut.
Dr. Tannenbaum is qualified to serve on our Board based on her extensive executive leadership experience in the pharmaceutical and biopharmaceutical industries and her current and past experience as a director of several U.S. and foreign public companies.
Jeanne A. Thoma, 62, has served as a director since August 2020. Since December 2020, Ms. Thoma has served as a director of Avid Bioservices, Inc. and Vectura Group plc. In October 2021, Ms. Thoma joined the Board of Nanoform Finland Oyj, a producer of nanoformed drug particles. From January 2017 to October 2020, Ms. Thoma was the President and Chief Executive Officer of SPI Pharma Inc., a global pharmaceuticals ingredients company which manufactures actives, excipients, and drug delivery systems. From January 2015 to December 2016, Ms. Thoma worked as an independent consultant to technology and specialty chemicals companies. Previously, Ms. Thoma worked for Lonza AG, a Switzerland-based biotech company, where she held positions of increasing responsibility, including President and Chief Operating Officer of the Microbial Control Business Sector. Prior to joining Lonza in 2004, Ms. Thoma spent 14 years at BASF Corp. in the Pharma Solutions business where she held various leadership positions in Sales, Marketing and Operations. Ms. Thoma is a member of the Board of Advisors for the Drug Chemical and Associated Technologies Association. Ms. Thoma holds a B.S. from Montclair State University and an M.B.A. from Fairleigh Dickinson University.
Ms. Thoma is qualified to serve on our Board based on her extensive leadership experience in the pharmaceutical industry.
Ms. Thoma is currently a member of the Board’s Audit and Finance Committee.
Patrick D. Walsh, 61, has served as a director since May 2018 and has been Chairman of the Board since June 2020. He also served as interim Chief Executive Officer of ANI from May 2020 to September 2020. In March 2021, Mr. Walsh was appointed as Chairman and Chief Executive Officer of Alcami, a global pharmaceutical contract development and manufacturing organization. Mr. Walsh co-founded TriPharm Services, an injectable manufacturing business which was acquired by Alcami, and served as its Chief Executive Officer from May 2019 to April 2020. From 2015 to February 2019, Mr. Walsh was the Chief Executive Officer of Avista Pharma, a private equity-backed global provider of contract manufacturing, development and analytical testing services that was acquired by Cambrex. Mr. Walsh’s earlier career includes serving Chief Executive Officer of AAIPharma Services Corporation in Wilmington, North Carolina, a global provider of contract manufacturing services that was acquired in 2014, as Chief Executive Officer of Kadmus Pharma, which was acquired by Organon Pharma, and also serving as President and Chief Operating Officer and board member of publicly-traded Gensia-Sicor, which was acquired by Teva. Mr. Walsh currently serves as an independent director of Industria Chemica Emiliano (I.C.E), a private-equity backed specialty chemical company based in Milan, Italy. Mr. Walsh is an Operating Partner (part-time) at healthcare private equity firm Ampersand Capital located in Wellesley, MA and is also Chairman and founder of Diligence Group LLC based in Durham, North Carolina. Mr. Walsh’s prior board of director experience includes serving as Chairman of private equity backed Brammer Bio, an independent director at private-equity backed Medpharm Ltd. and has previously served as a director in numerous biotechnology and healthcare organizations over the course of his 38-year career.
Mr. Walsh is qualified to serve on our Board because of his 30-plus years of experience at pharmaceutical manufacturing and development organizations and his significant prior experience as an independent director.
Mr. Walsh is currently a member of the Compensation Committee.
Director Compensation
Annual Cash Compensation.   In 2021, the Company’s non-management directors received an annual cash retainer of $59,250. The Chair of the Board also received an additional annual retainer of $42,500.

Chairs of the Audit and Finance, Compensation, and Nominating and Corporate Governance Committees received additional annual retainers of $25,000, $20,000 and $15,000, respectively. Members of Audit and Finance, Compensation, Nominating and Corporate Governance Committees (other than the Chair) received further annual retainers of $12,500, $10,000 and $7,500, respectively. Directors did not receive any meeting fees.
Annual Equity Awards.   In March 2021, the Nominating and Governance Committee engaged Pearl Meyer & Partners, LLC, an independent compensation consultant, to conduct an assessment of non-management director compensation. After a review of such assessment, the Board has adopted a new director compensation policy effective June 3, 2021 that maintains the current cash compensation described above and will establish automatic equity grants for new directors and annual awards for continuing directors, but eliminates the additional equity award for the Chair of the Board. In March 2021, the Board approved equity grants to the then non-management directors. For the 2021 fiscal year, each non-management director received 9,292 shares of restricted common stock. The grants of restricted common stock to incumbent non-employee directors will vest on the first anniversary of the grant date.
The following table sets forth certain information with respect to the compensation paid or awarded by the Company to its non-management directors who served for some portion or all of the fiscal year ended December 31, 2021.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
Patrick D. Walsh(6)	111,750	297,437	—	—	—	409,187
Robert E. Brown, Jr.(6)	86,750	297,437	—	—	—	384,187
Thomas J. Haughey	91,750	297,437	—	—	—	389,187
David B. Nash, M.D., M.B.A.(6)	86,750	297,437	—	—	—	384,187
Antonio R. Pera	69,250	297,437	—	—	—	366,687
Jeanne Thoma	71,750	297,437	—	—	—	369,187

(1)
Muthusamy Shanmugam, our Head of Research and Development and Chief Operating Officer of New Jersey Operations, does not receive additional compensation for his services as a director and thus is not included on this table. Nikhil Lalwani, our President and Chief Executive Officer, does not receive additional compensation for his services as a director and thus is not included on this table. Mr. Lalwani’s compensation as an executive officer is disclosed in the Summary Compensation Table of the Compensation Discussion and Analysis.

(2)
Non-management directors received an annual retainer fee plus any additional annual fees due for service on our committees or as our Chair of the Board in the amounts described above under “Annual Cash Compensation.”

(3)
The amounts shown in this column reflect the aggregate grant date fair value of the restricted stock awards calculated in accordance with FASB ASC Topic 718. See Note 10 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for further information about the assumptions underlying the calculations made with respect to the restricted stock grants noted in this table.

(4)
Our non-management directors who served in 2021 held the following number of unexercised stock options and unvested shares of restricted stock as of December 31, 2021.

Name	Stock Options Outstanding	Unvested Shares of Restricted Stock
Patrick D. Walsh	4,634	9,292
Robert E. Brown, Jr.	14,802	9,292
Thomas J. Haughey	4,634	9,292
David B. Nash, M.D.	4,634	9,292
Antonio R. Pera	16,024	13,003
Jeanne Thoma	16,024	13,003

(5)
The amounts shown in this column reflect the aggregate grant-date fair value of the options calculated in accordance with FASB ASC Topic 718. See Note 10 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for further information about the assumptions underlying the calculations made with respect to the option grants noted in this table.

(6)
Cash compensation payable to Mr. Brown and Dr. Nash for their services on the Board is remitted directly to their respective employers, MVP Management Company and Thomas Jefferson University. Cash compensation payable to Mr. Walsh for his services on the Board is remitted directly to Diligence Team, LLC.

The Company is also obligated to indemnify its directors against certain expenses in certain circumstances under Delaware law and pursuant to the Company’s governance documents. Non-management directors receive no other form of remuneration, perquisites or benefits but are reimbursed for their expenses in attending meetings.
Stock Ownership Guidelines
The Board believes that it is in the best interest of the Company and its stockholders to align the financial interests of Board members with those of the Company’s stockholders through ownership of Company stock. The Board believes that stock ownership demonstrates a commitment to, and belief in, the long-term profitability of the Company. The guidelines provide a minimum beneficial ownership of Company common stock equal to four times a director’s annual cash retainer for service as a Board member, excluding retainers for committee membership and chair position. Directors are required to achieve this ownership level within five years of first becoming subject to the guidelines.
Vote Required; Recommendation of the Board
The election of each of the nominees for director requires that the number of votes cast by Stockholders present in person (virtually) or by proxy and voting “For” a nominee must exceed the number of votes cast “against” the nominee. In the event that a nominee fails to receive an affirmative majority of the votes cast, the Board of Directors may require such nominee to tender his or her resignation, decrease the number of directors, fill the vacancy, or take any other appropriate action it deems to be in the best interest of the Company.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE
The Board is committed to governance practices that promote long-term stockholder value and strengthen Board and management accountability to our stockholders, clients and other stakeholders. The following table highlights many of our key governance practices.
• Seven of our nine directors are independent	• Annual Board and committee self-assessment process
• Separate Chief Executive Officer and Board Chair positions	• Strong focus on pay-for-performance
• Independent standing board committees	• Stock ownership guidelines for executive officers and directors
• Regular meetings of our independent directors without management present	• Clawback policy on executive compensation
• Two of our nine directors are female
•
Environmental, social and governance (“ESG”) risks, opportunities and impacts to support the sustainable growth of ANI’s businesses are overseen by the Nominating and Corporate Governance Committee

Board Responsibilities and Structure
Our Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders. Among other things, the Board’s responsibilities include:
•
selecting the Chief Executive Officer (“CEO”) and other executive officers;

•
overseeing the risks that the Company faces;

•
reviewing and approving our major strategic and operating plans, and other significant actions;

•
overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed; and

•
overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. The Board held 16 meetings in 2021.
Our Bylaws dictate that the Board shall, from time to time, elect one of the directors to serve as Chair of the Board. Currently, the Board has selected Patrick D. Walsh to hold the position of Chair of the Board. Mr. Walsh’s experience at the Company has afforded him intimate knowledge of the issues, challenges, and opportunities facing the Company’s business. Accordingly, he is well positioned to focus the Board’s attention on the most pressing issues facing the Company. If at any time, the Chief Executive Officer and Chairman are the same, the Nominating and Corporate Governance Committee will elect an independent director to serve as the lead director. Currently, the Board has selected Nikhil Lalwani to serve as Chief Executive Officer of the Company.
Director Independence
The Board is currently composed of nine directors. Under the rules of The Nasdaq Stock Market (“Nasdaq”), independent directors must comprise a majority of a listed company’s board of directors.
The Board has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, the Board has determined that Robert E. Brown, Jr., Thomas Haughey, David B. Nash, M.D., Antonio R. Pera, Renee P. Tannenbaum, Pharm.D., Jeanne A. Thoma and Patrick D. Walsh, representing seven of our nine directors, do not or did not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent,” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. In making this determination, the Board considered the current and prior relationships that each non-employee director has or had with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Transactions Considered in Independence Determinations
In making its independence determinations, the Board considered any transactions that occurred since the beginning of 2021 between the Company and entities associated with the independent directors or members of their immediate family.
None of the non-employee directors were disqualified from “independent” status under the Nasdaq objective standards. In making its subjective determination that each of our Company’s non-employee directors is independent, the Board considered the transactions in the context of the Nasdaq objective standards, the special standards established by the SEC for members of audit committees, and the SEC and Nasdaq standards for compensation committee members. With respect to Mr. Walsh’s independence, the Board took into consideration that he is an Operating Partner at healthcare private-equity firm Ampersand Capital Partners, an affiliate of Ampersand 2020 Limited Partnership which holds series A preferred stock of the Company. Based on the foregoing, as required by the Nasdaq rules, the Board made a subjective determination that no relationships exist that, in the opinion of the Board, would impair these directors’ independence.
Board Diversity
Board Diversity Matrix (As of March 25, 2022)
	Female	Male
Total Number of Directors	9
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latino		1
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1
Board Leadership Structure
The Board believes that its stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under the Company’s Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by the same person. Currently, the Chief Executive Officer is Nikhil Lalwani and the Chairman of the Board is Patrick Walsh. The Company currently does not have a lead independent director. The Board may in the future determine to appoint a member to act as lead independent director.

Risk Oversight
The Board is generally responsible for overseeing management of the various operational, financial, and legal risks faced by the Company. Particular risk management matters are brought to the Board by management in connection with the Board’s general oversight and approval of corporate matters. Our Board administers its risk oversight function as a whole and through its committees, as discussed below. The Audit and Finance Committee assists the Board in oversight and monitoring of principal risk exposures related to financial statements, legal, regulatory, cybersecurity and other matters, as well as related mitigation efforts. The Compensation Committee assesses, at least annually, the risks associated with our compensation policies. The Nominating and Corporate Governance Committee assists the Board in oversight of risks that we have relative to compliance with corporate governance standards. The individual committees report to the full Board, including when a matter rises to the level of a material risk. The Company’s management is responsible for day-to-day risk management. This oversight includes identifying, evaluating and addressing potential risks that may exist at the strategic, financial, operational, compliance and reporting levels. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.
Board Committees and Charters
The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. The Board currently has, and appoints the members of, a standing Audit and Finance Committee (the “Audit Committee”), Compensation Committee and Nominating and Corporate Governance Committee. Each of the Board committees has a written charter approved by the Board, and we post the charters on our web site at https://www.anipharmaceuticals.com/. Each committee can engage outside experts, advisors, and counsel to assist the committee in its work. The following table identifies the current committee members.
Name	Audit and Finance	Compensation	Nominating and Corporate Governance
Robert E. Brown, Jr.		Chair	✓
Thomas Haughey	Chair		✓
Nikhil Lalwani*	—	—	—
David B. Nash, M.D.	✓		Chair
Antonio R. Pera		✓
Muthusamy Shanmugam*	—	—	—
Renee P. Tannenbaum, Pharm.D.**	—	—	—
Jeanne A. Thoma	✓
Patrick D. Walsh		✓
Number of Committee Meetings Held in 2021	6	4	2

*
Employee director

**
Dr. Tannenbaum was appointed to the Board in March 2022. No committee assignments have been determined as of the date of this proxy statement.

Audit Committee.   Our Audit Committee currently consists of Thomas Haughey (Chair), David B. Nash, M.D., and Jeanne A. Thoma. The Board has affirmatively determined that each of these directors meets the definition of “independent director” for purposes of the Nasdaq rules and the independence requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Mr. Haughey qualifies as an “audit committee financial expert” under the applicable SEC rules and regulations and each of Mr. Haughey, Dr. Nash and Ms. Thoma meets the qualifications of “financial sophistication” under Nasdaq listing rules as a result of his or her prior experience.
The primary responsibilities of the Company’s Audit and Finance Committee include:

•
Overseeing the Company’s accounting and financial reporting processes, systems of internal control over financial reporting, disclosure controls and procedures on behalf of the Company’s Board of Directors, and reporting the results or findings of its oversight activities to the Board;

•
Having sole authority to appoint, retain and oversee the work of the Company’s independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

•
Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or auditing matters and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters;

•
Reviewing and pre-approving all audit services and permissible non-audit services to be performed for the Company by its independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

•
Except for oversight risks assigned to other committees, overseeing the Company’s system to monitor and manage risk (including cybersecurity risks) and legal and ethical compliance programs, including the establishment and administration of (and including the grant of any waiver from) a written code of ethics applicable to each of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions preparing the Audit Committee Report that the SEC requires in our annual proxy statement.

Compensation Committee.   Our Compensation Committee currently consists of Robert E. Brown, Jr. (Chair), Antonio R. Pera and Patrick D. Walsh. The Board has affirmatively determined that each of these directors meets the definition of “independent director” for purposes of the Nasdaq rules and the independence requirements of the Exchange Act.
The primary responsibilities of the Company’s Compensation Committee include:
•
Reviewing and recommending to the Board the compensation of our CEO and, in consultation with our CEO, reviewing and approving the compensation of other executive officers;

•
Establishing annual and long-term performance goals and objectives for our CEO, and in consultation with our CEO, reviewing and establishing the annual and long-term performance goals and objectives for other executive officers;

•
Evaluating the performance of our CEO and, in consultation with our CEO, reviewing and evaluating the performance of other executive officers in light of the goals and objectives established for them;

•
Approving employment agreements, offers of employment and other elements of compensation and benefits provided to our CEO and other executive officers;

•
Periodically reviewing and discussing with our CEO and the Board the development and succession plans for senior management positions;

•
Administering the Company’s cash and equity-based incentive plans in which executive officers and directors participate, to the extent provided under those plans, and recommending to the Board improvements and changes to such plans and the adoption of new plans if shareholder approval if needed, when appropriate;

•
Overseeing the Company’s human capital management functions, including policies and strategies regarding recruitment, retention, career development, and progression, diversity and employment practices; and

•
Establishing and leading a process for determination of the compensation applicable to service on the Board by non-employee directors.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee currently consists of David B. Nash, M.D. (Chair), Robert E. Brown, Jr., and Thomas Haughey. The Board has affirmatively determined that each of these directors meets the definition of “independent director” for purposes of the Nasdaq rules and the independence requirements of the Exchange Act.

The primary responsibilities of the Company’s Nominating and Corporate Governance Committee include:
•
Identifying individuals qualified to become members of the Company’s Board;

•
Recommending director nominees for each annual meeting of the Company’s Stockholders and director nominees to fill any vacancies that may occur between meetings of Stockholders;

•
Being aware of the best practices in corporate governance and developing and recommending to the Company’s Board a set of corporate governance standards to govern the Company and its management and employees in the conduct of the Company’s business and affairs;

•
Developing and overseeing the annual board and board committee evaluation processes; and

•
Reviewing, evaluating and overseeing the Company’s programs, policies and practices relating to environmental, social and governance risks, opportunities and impacts to support the sustainable growth of ANI’s businesses.

Environmental, Social and Governance Matters
ESG Oversight
At the board level, we recently amended the charter of Nominating and Corporate Governance Committee to include within the committee’s purpose, duties and responsibilities oversight of our ESG programs, policies and practices. The committee’s specific duties and responsibilities in this regard include reviewing, monitoring, evaluating and overseeing the Company’s programs, policies and practices relating to ESG risks, opportunities and impacts to support the sustainable growth of our businesses and making recommendations to the Board of Directors regarding the Company’s overall strategy with respect to ESG matters.
Human Capital
We are committed to creating a diverse and inclusive work environment within all levels of the business. Attracting and retaining talented employees is critical to the success of our business. We support remote working arrangements for a number of employees in several functions throughout the business, including at the executive level, taking into account our location in Baudette, Minnesota. Additionally, our compensation plans are designed to be competitive within the pharmaceuticals industry as well as competitive with local employers for jobs of a cross-industry nature. Our approach provides ANI with the resources to recognize and reward employee performance, productivity, and quality commitment. Our total compensation program includes competitive base salaries, comprehensive benefits, and employee equity programs.
Attendance at Board, Committee, and Annual Stockholders’ Meetings
We expect each director to attend every meeting of the Board and the committees on which he or she serves, and we encourage them to attend the annual meetings of the Stockholders. In 2021, there were a total of 16 Board meetings. None of our current directors who were directors in 2021 attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by all committees on which he or she served in 2021. All of the directors who served as a director at the time of the of the 2021 Annual Meeting of Stockholders attended the meeting.
Managing COVID-19 Risks
Since March 2020, the COVID-19 pandemic has been and continues to be a prolonged widespread global health crisis that has also affected and is continuing to affect how we operate our business, and the duration and extent to which it will continue to impact our business is unknown.
Starting in 2020, we implemented health and safety measures such as increased sanitizing, physical distancing, and remote work arrangements, and we continue to follow the local health and safety guidelines in cities where our offices are located. Our manufacturing facilities in Baudette, Minnesota and Oakville,

Ontario have remained open throughout the pandemic and have operated in accordance with local, state and national safety guidelines.
We continue to closely monitor the impact of COVID-19 pandemic on our business and in the geographic regions where we operate. Through regular updates and communications with management, the Board has actively participated in overseeing our COVID-19 response by monitoring the impact of COVID-19 on our financial position and results of operations, understanding how management is assessing the impact, and considering the nature and adequacy of management’s responses, including health safeguards, business continuity, internal communications, and infrastructure.
Hedging Policy
At this time, the Company has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Code of Ethics
We have adopted a Code of Ethics that apply to all of our employees, officers, and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Ethics is available at our website at https://www.anipharmaceuticals.com/. The Company intends to post on its website all disclosures required by Nasdaq listing rules concerning any amendments to, or waivers from, any provision of the Company’s Code of Ethics. No waivers from the Company’s Code of Ethics were requested or granted during fiscal year ended December 31, 2021.
Communications from Stockholders and Other Interested Parties to Directors
Any Stockholder or other interested party who wishes to communicate directly with the Company’s Board of Directors should write to the Company’s Corporate Secretary, c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Relevant communications will be distributed to any specified director or all directors depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews, organizes and distributes such communications to the full Board, the independent directors or one or more directors, as appropriate.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
EisnerAmper LLP (“EisnerAmper”) has served as our independent registered public accounting firm since 2013. The Audit and Finance Committee has once again selected EisnerAmper as our independent registered public accounting firm for the year ending December 31, 2022.
Although it is not required to do so, the Audit and Finance Committee of the Company’s Board wishes to submit the selection of EisnerAmper to Stockholders for ratification. If Stockholders do not ratify the selection of EisnerAmper, the Audit and Finance Committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified by Stockholders, the Audit and Finance Committee may, at its discretion, change the selection at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.
The Audit and Finance Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by the Company’s independent auditor to the Company, are pre-approved by the Audit and Finance Committee. All services rendered by EisnerAmper to the Company during the fiscal year ended December 31, 2021 were permissible under applicable laws and regulations, and all such services provided by EisnerAmper to the Company were approved in advance by the Audit and Finance Committee in accordance with the rules adopted by the SEC.
We expect that a representative of EisnerAmper will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from Stockholders.
Fees Billed by Independent Registered Public Accounting Firm
The following table shows the fees and related expenses for audit and other services provided by EisnerAmper LLP in 2020 and 2021. The services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.
	2021	2020
Audit Fees	$943,587	$563,470
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$943,587	$563,470
Audit Fees.   This category includes fees for (i) the audit of our annual consolidated financial statements, (ii) reviews of our quarterly condensed consolidated financial statements, and (iii) services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. For fiscal 2021 and 2020, audit fees consisted of the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q, services provided in connection with the Company’s statutory and regulatory filings, including the review of registration statements and the issuance of consents, and services provided in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002.
Audit-Related Fees.   This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include, but are not limited to, consultations concerning financial accounting and reporting standards and audits in connection with acquisitions.
Tax Fees.   This category includes fees for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, assistance with tax reporting requirements and audit compliance, tax planning, consulting, and assistance on business restructuring.

All Other Fees.   This category includes fees for products and services other than the services reported above.
The Audit Committee determined that EisnerAmper’s provision of these services, and the fees that we paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee pre-approved all services that EisnerAmper provided for 2020 and 2021 in accordance with the pre-approval policy discussed above.
Required Vote; Recommendation of the Board
The affirmative vote of a majority of the votes cast by Stockholders present, in person (virtually) or by proxy, and entitled to vote at the Annual Meeting, is required to ratify the selection of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022.

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee oversees ANI’s accounting and financial reporting processes and the audit of ANI’s annual financial statements. ANI’s management has the primary responsibility for the financial statements, the reporting process, and maintaining ANI’s system of internal control over financial reporting. EisnerAmper was engaged to perform an independent audit of ANI’s financial statements and to express an opinion on the conformity of those financial statements to generally accepted accounting principles in the United States.
In this context, the Audit and Finance Committee has reviewed and discussed ANI’s audited financial statements prepared for inclusion in ANI’s annual report on Form 10-K for the year ended December 31, 2021 with ANI’s management and with EisnerAmper. The Audit and Finance Committee has also discussed with EisnerAmper the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit and Finance Committee has received from EisnerAmper the written disclosures and letter required by applicable rules of the PCAOB regarding EisnerAmper’s communications with the Audit and Finance Committee concerning independence and has discussed with EisnerAmper its independence from the Company and management. Based on these reviews and discussions described above, the Audit and Finance Committee recommended to the Board, and the Board has approved, the inclusion of ANI’s audited financial statements for the year ended December 31, 2021 in ANI’s annual report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.
Submitted by the Audit and Finance Committee
Thomas Haughey, Chair
David B. Nash, M.D., M.B.A.
Jeanne A. Thoma

EXECUTIVE OFFICERS
The names of our executive officers, their ages as of March 10, 2022, and their positions are shown below.
Name	Age	Position
Nikhil Lalwani	44	President and Chief Executive Officer
Stephen P. Carey	51	Senior Vice President, Finance, Chief Financial Officer and Corporate Secretary
Chad Gassert	46	Senior Vice President, Corporate Development & Strategy
Ori Gutwerg	48	Senior Vice President, Generics
James G. Marken	59	Senior Vice President, Operations and Product Development
Christopher Mutz	51	Head of Rare Diseases
Muthusamy Shanmugam	54	Head of Research & Development and Chief Operating Officer — Novitium Operations
Nikhil Lalwani, President and Chief Executive Officer. Please see “Proposal 1 ― Election of Directors” for Mr. Lalwani’s background and business experience.
Stephen P. Carey has been the Company’s Chief Financial Officer since May 2016, Vice President, Finance from May 2016 to December 2020, Senior Vice President, Finance since December 2020 and Corporate Secretary since May 2020. Since August 2018, Mr. Carey has also served as a member of the board of directors of ANI Canada, a subsidiary of the Company. From June 2007 to October 2015, Mr. Carey held various executive financial positions at Par Pharmaceutical Companies, Inc., including Senior Vice President, Controller and Principal Accounting Officer. Prior to that, Mr. Carey held various financial and accounting positions at Schering-Plough Corporation. Mr. Carey has over 30 years of experience as a financial executive, approximately 25 of which are in the pharmaceutical industry. Mr. Carey began his career at PricewaterhouseCoopers. Mr. Carey graduated from Montclair State University with a B.S. degree in Accounting.
Chad Gassert has been the Company’s Senior Vice President, Corporate Development & Strategy since November 2021. Mr. Gassert most recently served as Chief Executive Officer of Novitium since June 2016, when he co-founded Novitium, to November 2021. Prior to co-founding Novitium, Mr. Gassert began his career at Par Pharmaceutical, Inc., where he led the company’s generic business development efforts. Mr. Gassert joined Par Pharmaceutical in 2005 and has nearly two decades of experience in the pharmaceutical industry, serving positions in product development, manufacturing operations, project management and business development. Mr. Gassert graduated with a B.A. in nutritional science from the University of Delaware.
Ori Gutwerg has been the Company’s Senior Vice President, Generics since February 2021. He has over 17 years of experience in the pharmaceutical industry. Prior to joining ANI, Mr. Gutwerg was Vice President, Head of US Generics Rx of Taro Pharmaceutical Industries Ltd. (“Taro”) from April 2019 to February 2021, where he was responsible for Taro’s US Generic Rx business, including developing and executing strategies to meet targets, promoting sales growth, and building the pipeline portfolio. Mr. Gutwerg has also held positions with Xiromed US from October 2014 to March 2019, Perrigo Pharmaceuticals from March 2005 to September 2014 and Agis Group from November 2003 to March 2005. Mr. Gutwerg holds a B.S. in Communications and Economics from the Tel Aviv College of Management, an M.B.A. from the Leon Recanati Graduate School of Business Administration, Tel Aviv University.
James G. Marken has been the Company’s Senior Vice President, Operations and Product Development since June 2016. Mr. Marken joined ANI in May 2007 as General Manager of the Minnesota facilities and served as ANI’s Vice President, Operations from March 2009 until June 2016. As Senior Vice President, Operations and Product Development, Mr. Marken has been principally responsible for the following areas: manufacturing, packaging, engineering/maintenance, purchasing, warehousing and product development. Mr. Marken brings over 30 years of pharmaceutical industry experience to the Company. Prior to joining ANI in May 2007, he worked for Solvay Pharmaceuticals as plant manager and in various departments including quality control, validation and manufacturing. Mr. Marken holds a B.S. degree in Chemistry from Bemidji State University.
Christopher Mutz has been the Company’s Head of Rare Diseases since February 2021. From May 2019 to January 2021, Mr. Mutz provided consulting services to pharma/biotech companies on pre-launch commercial strategy and life cycle management focused on rare diseases, and provided collaboration and consulting services to multiple early stage companies focused on rare diseases and oncology. Mr. Mutz has more than 25 years of experience in the pharmaceutical industry, including eight years at Alexion Pharmaceuticals and 10 years at Merck and Co. From November 2011 to April 2019, Mr. Mutz held various leadership positions in sales and marketing business units at Alexion and led U.S. commercial operations and strategy, which achieved two breakthroughs in ultra-rare enzyme replacement therapies, and led the strategy for the launch of SOLIRIS for the treatment of two rare diseases. While at Merck, from September 2001 to November 2011, Mr. Mutz held various marketing positions, including as leader of the oncology team at Merck’s China subsidiary to support marketed products, and was awarded the Merck Division Award for outstanding contribution, and as a Senior Director, U.S. Marketing of TEMODAR, a treatment for certain types of brain tumors. Mr. Mutz holds a B.A. in Biology from the University of Virginia and an M.B.A. from Cornell University.
Muthusamy Shanmugam, Head of Research & Development and Chief Operating Officer — Novitium Operations. Please see “Proposal 1 ― Election of Directors” for Mr. Shanmugam’s background and business experience.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis section, or CD&A, is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2021 executive compensation program and the compensation paid by the Company to the following named executive officers in 2021, referred to throughout this proxy statement as our NEOs:
•
Nikhil Lalwani — President and Chief Executive Officer (“CEO”)

•
Stephen P. Carey — Senior Vice President, Finance and Chief Financial Officer

•
James G. Marken — Senior Vice President, Operations and Product Development

•
Ori Gutwerg — Senior Vice President, Generics

•
Christopher K. Mutz — Head of Rare Diseases

2021 Overview
2021 Financial Performance
Our objective is to build a sustainable and growing biopharmaceutical company serving patients in need and creating long-term value for our investors. We achieved several performance goals in 2021. During 2021, we delivered our financial targets with net revenues of $216.1 million (3.7% growth) and non-GAAP adjusted EBITDA was $64.8 million3. We also launched 13 new products in 2021. In addition, we maintained good status with respect to U.S. Food and Drug Administration (“FDA”) current good manufacturing practices and quality systems regulation standards across all manufacturing sites, achieving a successful audit in Canada and further strengthening our strong culture of compliance.
As our President and CEO, Mr. Lalwani has worked to understand our core strengths and the landscape of potential opportunities to develop a four-pronged strategy for delivering sustainable future growth. The pillars of our strategy are enabled by an empowered, collaborative, and purposeful team with high performance-orientation. In 2021, we achieved significant milestones across these pillars that have significantly strengthened our organization, operating model, and processes, as described below.
Building a successful Purified Cortrophin Gel franchise
We acquired the NDAs for Cortrophin gel and Cortrophin-Zinc in January 2016 and executed long-term supply agreements with a supplier of our primary raw material for corticotrophin active pharmaceutical ingredient (“API”), a supplier of corticotrophin API with whom we have advanced the manufacture of commercial scale batches of API, and a Cortrophin gel fill/finish contract manufacturer. During the second quarter of 2021, we submitted a Supplemental New Drug Application (“sNDA”) to the FDA.
On October 29, 2021, the FDA approved the Company’s sNDA for Purified Cortrophin™ Gel (Repository Corticotropin Injection USP) for the treatment of certain chronic autoimmune disorders, including acute exacerbations of multiple sclerosis (“MS”) and rheumatoid arthritis (“RA”), in addition to excess urinary protein due to nephrotic syndrome. Cortrophin Gel is an adrenocorticotropic hormone (“ACTH”), also known as purified corticotropin.
During 2021, we invested in leadership, expertise and infrastructure in the areas of commercialization of rare disease therapies and developed a launch strategy and commercial plan for this product. In the fourth quarter of 2021 and first quarter of 2022, we hired a significant number of new employees and assembled and trained our rare disease field force. On January 24, 2022, we announced the commercial launch of Cortrophin Gel in the U.S. As a result of the build out of our rare disease team, our expenditures in support of these efforts will materially increase in 2022 as compared to 2021.

3
See Appendix B for a reconciliation to GAAP net income.

Strengthening our generics business with enhanced research and development capability and increased focus on niche opportunities
We have grown our generics business through a combination of market share gains on existing products and new product launches. We have also successfully acquired numerous ANDAs through business and asset acquisitions, including, most recently, our acquisition of Novitium Pharma LLC (“Novitium”), including their portfolio of commercial and pipeline generic products, manufacturing and development facilities and expert workforce. We have begun to increase our focus on niche lower competition opportunities such as injectables, Paragraph IV, and Competitive Generic Therapy designation filings. Additionally, we will continue to seek opportunities to enhance our capabilities through strategic partnerships and acquisitions of assets and businesses.
Maximizing the value from our established brands through innovative “go-to-market” (“GTM”) strategies and continued programmatic acquisitions
We have acquired the New Drug Applications (“NDAs”) for and market Atacand, Atacand HCT, Arimidex, Casodex, Lithobid, Vancocin, Inderal LA, Inderal XL, InnoPran XL, Oxistat, Veregen, and Pandel. We are innovating in our GTM strategy through creative partnerships. In addition, we will continue to explore opportunities in acquiring new brands to grow our established brands portfolio.
Expansion of contract development and manufacturing organization (“CDMO”) business by leveraging our unique manufacturing capabilities
We built a CDMO business through our sites in Baudette and grew it through the acquisition of Novitium and WellSpring Pharma Services, Inc. Our North America based manufacturing and unique capabilities in high-potency, hormonal, steroid, and oncolytic products can be leveraged to expand our CDMO business.
The pillars of our strategy are enabled by an empowered, collaborative, and purposeful team with a high performance-orientation.
COVID-19 Impact
We continue to closely monitor the impact of the novel coronavirus (“COVID-19”) pandemic on our business and the geographic regions where we operate. The decline in generic prescriptions due to the COVID-19 pandemic negatively impacted our generic net revenues during the three months ended March 31, 2021. During the remainder of 2021, per IQVIA/IMS data, total market generic and prescriptions increased sequentially during each of these three-month periods in part due to easing of local restrictions and availability of COVID-19 vaccines. We have not experienced a significant impact to our manufacturing operations; however, we continue to see disruptions to our supply chain from the COVID-19 pandemic during 2021. Our manufacturing facilities in Baudette, Minnesota and Oakville, Ontario have remained open throughout the pandemic and have operated in accordance with local, state and national safety guidelines. The pandemic has not impacted our access to capital and has not significantly impacted our use of funds, including but not limited to capital expenditures, spend on research and development activities and business development opportunities.
2021 Leadership Changes
On February 17, 2021, we announced the addition of two key pharmaceutical executives to our senior leadership team: Ori Gutwerg as Senior Vice President, Generics and Christopher K. Mutz as Head of Rare Disease.
2021 Executive Compensation Overview
The major decisions made by our Compensation Committee and Board in 2021 with respect to executive compensation can be summarized as follows:
•
In January 2021, we entered into an employment agreement with Mr. Gutwerg and in February 2021, we entered into an employment agreement with Mr. Mutz. Each employment agreement was largely comprised of at-risk compensation and heavily weighted toward long-term equity incentives.

•
Messrs. Lawlani, Carey and Marken received equity grants as part of the annual review cycle for 2021.

•
After considering our overall financial performance against our operating plan goals, as well as our strategic achievements, each of our NEOs at the end of 2021 received cash bonuses paid at over 100% of their target amounts.

Enhancing our Executive Compensation Governance Practices
Our Compensation Committee and Board are committed to enhancing compensation governance practices and approved the following compensation practices and policies in furtherance of that commitment for 2021:
•
Moved from triannual to annual say-on-pay vote, as approved by the stockholders at the 2021 annual meeting

•
Double-trigger cash severance benefits for our new Senior Vice President, Generics (Mr. Gutwerg) and our new Head of Rare Disease (Mr. Mutz), consistent with the double-trigger cash severance benefits provided to all of our other NEOs (including our CEO)

•
No golden parachute tax gross-up benefits for new executives

•
Adopted a more robust clawback policy applicable to all incentive compensation for our officers

•
Adopted stock ownership guidelines for directors and executives

•
Continued to engage with an independent compensation consultant to assist in setting market-competitive compensation packages and programs

•
Amended and restated our Compensation Committee charter to authorize the committee to (i) approve executive compensation other than CEO compensation, rather than merely make recommendations to the Board, and (ii) oversee human capital matters

Listening to Stockholders
Our Compensation Committee and Board are very interested in the ideas and any concerns of our stockholders regarding executive compensation. An advisory vote on executive compensation was presented to our stockholders at last year’s Annual Meeting of Stockholders and was approved by 95% of votes cast by stockholders, which reflected changes made from the prior year in compensation as a direct result of management meeting with or speaking to institutional stockholders representing approximately 50% of outstanding shares. As our compensation programs evolve in the future, we will continue to seek input from our stockholders and reflect that in the structure of our compensation programs.

Compensation Governance Highlights
What We Do:	What We Do Not Do:
We reward performance that meets our predetermined goals	Enter into employment agreements that provide for fixed terms or automatic compensation increases or equity grants
A significant portion of our CEO and NEOs’ compensation is performance-based or at-risk	Provide for excessive cash severance
We have implemented robust stock ownership guidelines for our executives — new in 2021	Provide new executives with golden parachute tax gross-ups
We have adopted a more robust “clawback” policy that gives us discretion to require our NEOs to repay cash and/or equity compensation in the event of a restatement — refined in 2021	Permit repricing or cashing out underwater stock options without stockholder approval
We generally cap payouts under our plans to discourage inappropriate risk taking by our NEOs	Maintain any executive pension plans, or any retirement programs that are not generally available to all employees
We provide double-trigger equity vesting benefits to our CEO	Payout of dividends and dividend equivalents on unvested equity awards
We provide double-trigger cash severance benefits to all of our NEOs, including our CEO	Take excessive risks due to our compensation program’s annual risk assessment
The Compensation Committee retains an independent compensation consultant
We hold an annual advisory vote on executive compensation — new in 2021
We seek feedback on executive compensation through stockholder engagement
Our Compensation Philosophy and Objectives
Attract and retain
Offer a total compensation program that flexibly adapts to changing economic, regulatory and organizational conditions, and takes into consideration the compensation practices of peer companies
Pay for performance
Provide a significant portion of compensation through variable compensation that is at-risk and tied to our financial performance, strategic objectives or stock price
Align executive interests with our stockholders
A significant portion of total compensation is either earned based on our overall financial and operating performance or varies based on our stock price, which contributes to value creation for our stockholders
Executive Compensation Process
General Approach
The Board approved all executive compensation decisions in 2021 based on the recommendations of the Compensation Committee.

The Compensation Committee considers a variety of factors when evaluating executive officer pay levels, including: tenure, experience, institutional knowledge, retention risk, marketability, replacement cost, leadership skills, and job and company performance, regulatory considerations, stockholder feedback, and the recommendations of our CEO (other than with respect to his own compensation). In addition, the Compensation Committee utilizes competitive market data as a reference point and not as a determinative factor for structuring and determining the amount of compensation to be awarded to our executive officers.
Compensation Committee Decision Process
The Compensation Committee typically reviews executive officer compensation, including base salary, short-term incentives and long-term incentives, in the first half of each fiscal year, to understand competitive market compensation levels and practices based on the most recently completed year. In connection with this review, the Compensation Committee considers any input it may receive from our CEO in evaluating the performance of each executive officer (other than our CEO) and approves each executive officer’s target total direct compensation for the current year based on this review and the other factors described above. With respect to our CEO, the Compensation Committee reviews and discusses the Board’s evaluation of our CEO and makes recommendations to the Board regarding his target total direct compensation for the current year based on this review and the other factors described above.
Role of Compensation Consultant
The Compensation Committee generally retains an independent compensation consultant to help understand competitive compensation levels and incentive designs. The independent compensation consultant is solely hired by, and reports directly to, the Compensation Committee. The Compensation Committee has sole authority to retain and terminate the independent compensation consultant. At the Compensation Committee’s discretion, the independent compensation consultant:
•
attends Compensation Committee meetings;

•
assists the Compensation Committee in determining peer companies and evaluating compensation proposals;

•
assists with the design of incentive compensation programs; and

•
conducts compensation-related research.

In making 2021 compensation decisions, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to help select an appropriate peer group for executive compensation benchmarking purposes, review our executive compensation programs and policies, assist the Compensation Committee in designing our executive compensation program, and provide the Compensation Committee with information regarding executive compensation trends. Pearl Meyer does not provide any other services to the Company. In addition, the Company conducted a review of the Committee’s relationship with its compensation consultant and did not identify any conflicts of interest.
Fiscal 2021 Peer Group
The following outlines the 15 peer group companies which were used to inform 2021 compensation decisions.
2021 Peer Group
Acorda Therapeutics, Inc.	Eagle Pharmaceuticals	Supernus Pharmaceuticals, Inc.
Aerie Pharmaceuticals, Inc.	Heron Therapeutics, Inc.	TherapeuticsMD, Inc.
Amphastar Pharmaceuticals	Intercept Pharmaceuticals, Inc.	Theravance Biopharma, Inc.
Coherus BioSciences, Inc.	Ironwood Pharmaceuticals, Inc.	Travere Therapeutics, Inc.
Collegium Pharmaceutical	Lannett Company, Inc.	Vanda Pharmaceuticals Inc.

2021 Executive Compensation
The following charts provide a breakdown of the cash and equity incentives awarded to our CEO (Mr. Lalwani) and our other NEOs in 2021.1

(1)
Reflects salary rates and target incentive amounts, and not amounts actually earned or paid for 2021. Equity Awards represent the grant date fair value of 2021 equity awards.

Elements of Compensation
The key components of our compensation program for our NEOs in 2021 is summarized in the table below. The Board and Compensation Committee consider each compensation component individually and all compensation components in the aggregate when making decisions regarding amounts that may be awarded under each compensation component.
Compensation Element	Form of Compensation	Guaranteed vs. At-Risk	Performance vs. Time-based
Base Salary	Cash	Guaranteed	N/A
Annual Incentive	Cash	At-Risk	Performance-based
Long-term Incentive	Stock Options	At-Risk	Time-based
	Restricted Stock Awards	At-Risk	Time-based
Termination, Change in Control, and Retirement Benefits	Cash/Equity/Other	N/A	N/A

Analysis of Compensation Components
Base Salary
2021 Base Salary
2021 BASE SALARY
Philosophy	Considerations
• Attract and retain. Provide fixed compensation to attract and retain key executives
•
Salary reviewed and set annually

•
The factors used to determine base salaries included: scope of responsibilities, individual and company performance (for current executives), retention, date of last increase (for current executives), equity ownership, internal equity, our 2021 peer group data and the recommendations of our CEO (other than with respect to his own compensation)

The following table summarizes the annual base salary rates of our NEOs in 2021 compared to 2020 that were approved by our Board based on the recommendations of our Compensation Committee.
Name	2020 Base Salary	2021 Base Salary	% Increase	Nature of Increase
Nikhil Lalwani	$700,000	$721,000	+3.0%	Merit
Stephen P. Carey	$481,300	$495,000	+2.8%	Merit
James G. Marken	$432,500	$445,000	+2.9%	Merit
Ori Gutwerg	N/A	$420,000	N/A	N/A
Christopher K. Mutz	N/A	$400,000	N/A	N/A
2022 Base Salary
In February 2022, the Compensation Committee, after considering the market practice survey data of our peer group provided by Pearl Meyer, increased the base salaries for each of our NEOs by 3% for 2022. The Compensation Committee increased the base salary for all of the NEOs to strengthen alignment with the peer group market practices and our compensation philosophy, to recognize performance and contribution to our overall business success, and to better align salaries with overall leadership responsibilities.
Name	2021 Base Salary	2022 Base Salary	% Increase	Nature of Increase
Nikhil Lalwani	$721,000	$742,630	+3.0%	Merit
Stephen P. Carey	$495,000	$509,850	+3.0%	Merit
James G. Marken	$445,000	$458,350	+3.0%	Merit
Ori Gutwerg	$420,000	$432,600	+3.0%	Merit
Christopher K. Mutz	$400,000	$412,000	+3.0%	Merit

Cash Incentive Bonuses
2021 Annual Cash Incentive Awards
2021 ANNUAL CASH INCENTIVE AWARDS
Philosophy	Target Amount Considerations	Award Design Considerations

•
Pay for Performance: Establish appropriate short-term performance conditions that the Compensation Committee believes will drive our future growth and profitability

•
Reward Achievement: Reward achievement of short-term performance conditions

•
Factors used to determine target amounts included: role, scope of responsibilities, individual and company performance (for current executives), current salary (for current executives), equity ownership, internal equity, our 2021 peer group data and the recommendations of our CEO (other than with respect to his own compensation)

•
Amount earned is determined by reference to achievement against the Company’s 2021 performance objectives and achievement against strategic initiatives

•
No minimum guaranteed payout; bonuses are approved by the Board at the recommendation of the Compensation Committee

• Align the interests of executives with those of our stockholders: Bonus payout tied to company performance consistent with 2021 objectives and initiatives		• The Board has discretion to award bonuses beyond the target to reward extraordinary performance upon recommendation by the Compensation Committee
• Attract and Retain Executives: Offer market competitive incentive opportunities
In March 2021, based on the recommendation of the Compensation Committee, the Board approved the annual bonus targets and 2021 bonus program, pursuant to which designated executive officers are eligible to earn a target incentive bonus for 2021. For 2021, bonuses were earned based on achievement against the Company’s 2021 performance objectives and achievement against certain strategic initiatives as outlined below in more detail.
Each NEO’s 2021 target cash incentive amount was a pre-determined amount that was intended to provide a competitive level of compensation. The following table summarizes each NEO’s target cash incentive opportunity.
Name	Base Salary	Target Incentive Opportunity (% of Salary)	Cash Target Bonus Opportunity ($)
Nikhil Lalwani	$721,000	100%	$721,000
Stephen P. Carey	$495,000	60%	$297,000
James G. Marken	$445,000	50%	$222,500
Ori Gutwerg	$420,000	50%	$192,486(1)
Christopher K. Mutz	$400,000	50%	$183,320(1)

(1)
For each of Messrs. Gutwerg and Mutz, the annual bonus opportunity was pro-rated based on the amount of time the executive was employed during 2021.

In evaluating the Company’s performance for 2021, the Compensation Committee and the Board considered the Company’s achievement of significant milestones for each of the four fundamental pillars of Company growth and sustainability, as described below:
•
Build successful Cortrophin franchise.   Cortrophin Gel supplemental new drug application approval on October 29, 2021. Accelerated team build and launch readiness for January 24, 2022 launch.

•
Strengthen generics business.   Novitium acquisition closed on November 19, 2021. Investment thesis on track.

•
Maximize value from established brands.   Four assets purchased from Pharmaderm in accretive deal. Brand leadership in place.

•
Expand contract development and manufacturing organization business.   New customers and expanded R&D capabilities and U.S.-based manufacturing footprint through Novitium acquisition.

The Compensation Committee and the Board considered the Company’s achievement of all six pre-determined financial and operating objectives for 2021:
Performance Objective	Achievement
Net revenues $207 million — $218 million and adjusted non-GAAP EBITDA $60 million — $65 million.	Net revenues were $216.1 million (3.7% growth) and adjusted non-GAAP EBITDA was $64.8 million.
Ensure successful acceptance of Cortrophin supplemental new drug application and move file closer towards approval.	Achieved approval on October 29, 2021, after refusal to file 18 months prior and significant obstacles.
Define and begin implementing the Cortrophin commercialization organization and strategy.	Created holistic commercialization strategy. Built strong rare disease business unit in difficult hiring environment. Accelerated launch readiness four months ahead of schedule.
Sign, close and successfully integrate Novitium acquisition.	Closed acquisition November 19, 2021, developed day one organization and operating model and began execution of 100-day plan.
Sign, close and successfully integrate Pharmaderm acquisition.	Successfully closed in accelerated time frame. Strengthened leadership team and exploring partnerships.
Maintain “good manufacturing processes” across all manufacturing sites.	Further strengthened strong culture of compliance and audit readiness at Baudette, Minnesota and Oakville, Ontario; successful audit at Oakville with “Compliant” status.
After careful consideration of the Compensation Committee’s recommendations, the Board approved 2021 actual cash incentive payments above the target level for each of our NEOs, based on their individual contributions and performance in 2021. In approving the cash incentive payments above the target level, the Compensation Committee and Board considered the resilient leadership and significant incremental effort and commitment exhibited by each of the NEOs, as summarized below:
•
For Mr. Lalwani, the Compensation Committee and Board considered his impact on the Company’s critical achievements in 2021, including his commercial go to market plan for Cortrophin and three-year strategic plan to build a sustainable biopharmaceutical company, which is summarized above in the section entitled “2021 Financial Performance.” Mr. Lalwani played a pivotal role in the Company’s achievement of the following performance objectives: (i) revenues and non-GAAP EBITDA targets; (ii) ensuring the successful acceptance of the Cortrophin sNDA and moving filing closer towards approval; (iii) defining and implementing the Cortrophin Commercialization Organization & Strategy; (iv) signing, closing and successfully integrating the Novitium acquisition; (v) signing, closing and successfully integrating the Pharmaderm acquisition; and (vi) maintaining GMP status across all manufacturing sites. Mr. Lalwani helped to transform the Company’s balance sheet and ensured that the Company exited the year with approximately $100 million of cash and $40 million of revolver capacity to fund our first ever rare disease launch and New Jersey integration. In particular, Mr. Lalwani (i) secured inaugural ratings from S&P and Moody’s and refinanced debt structure of the Company from the existing TL-A structure to a new $340 million TL-B facility; (ii) successfully co-led our $75 million secondary equity raise; and (iii) maintained a net leverage ratio of under 3.0X (pro-forma basis).

•
For Mr. Carey, the Compensation Committee considered the pivotal role he played in a majority of the key accomplishments of the Company in 2021. Mr. Carey helped to transform the Company’s balance sheet and ensure that the Company exited the year with approximately $100 million of cash and $40 million of revolver capacity to fund our first ever rare disease launch and New Jersey integration. In particular, Mr. Carey (i) secured inaugural ratings from S&P and Moody’s and refinanced debt structure of the Company from the existing TL-A structure to a new $340 million TL-B facility; (ii) successfully co-led our $75 million secondary equity raise; and (iii) maintained a net leverage ratio of under 3.0X (pro-forma basis). In addition, Mr. Carey led the settlement of our litigation with Cabaret Biotech Ltd. and the collection of over $12 million of cash. He also led a four-year effort in the defense of litigation against Arbor Pharmaceuticals, LLC, paving the way for settlement at fraction of potential liability. In addition, Mr. Carey played a key financial and strategic role in executing our acquisition of Novitium. Finally, Mr. Carey successfully partnered with our CEO and the Cortrophin senior leadership team in refining several aspects of the Cortrophin commercial launch approach.

•
For Mr. Marken, the Compensation Committee considered the additional work performed by Mr. Marken in successfully integrating our acquisition of Amerigen Pharmaceuticals, Ltd., and in ensuring minimal supply disruptions across our operations during the COVID-19 pandemic, while retaining his current responsibilities and leadership for the production, engineering and logistics functions for the Company’s manufacturing facilities in Baudette, Minnesota and Oakville, Ontario.

•
For Mr. Gutwerg, the Compensation Committee considered his Core Gx Commercial role, as well as his work in originating and delivering the launch of our products.

•
For Mr. Mutz, the Compensation Committee considered the additional work performed by Mr. Mutz in building our rare disease business unit of approximately 70 employees in less than 10 months, including approximately 40 high-performing sales employees in less than three months. Mr. Mutz also helped prepare for the launch of Purified Cortrophin Gel by ensuring that all necessary elements were in place by January 24, 2022, including Sales Force, Market Access, Medical Affairs, Patient Support & Hub, Distribution, Advocacy & PR.

The actual cash incentive awards earned by our NEOs are set forth below.
Name	Cash Target Bonus Opportunity ($)	Actual Cash Incentive Payout (%)	Actual Cash Incentive Payout ($)
Nikhil Lalwani	$721,000	200%	$1,442,000
Stephen P. Carey	$297,000	200%	$594,000
James G. Marken	$222,500	115%	$255,875
Ori Gutwerg(1)	$192,486	115%	$221,359
Christopher K. Mutz(1)	$183,320	135%	$247,482

(1)
The bonus for each of Messrs. Gutwerg and Mutz was pro-rated for 2021 under the terms of the executive’s employment agreement.

2022 Executive Incentive Bonus Plan
On February 23, 2022, the Compensation Committee adopted the Executive Incentive Bonus Plan (the “Bonus Plan”) in order to enhance our compensation governance practices and to promote our pay for performance philosophy and culture. The Bonus Plan is a formulaic bonus program that assigns weights to each component (financial and strategic) within the plan, provides cascaded performance objectives for functions (e.g., R&D, Finance) and business units (e.g., Generics, Rare Disease), and sets forth minimum thresholds for performance and defines maximum pay outs. We anticipate that our NEOs will participate in the Bonus Plan as determined by the Compensation Committee.
Purpose.   The purpose of the Bonus Plan is to motivate and reward eligible officers and employees of Company, including the NEOs, for their contributions toward the achievement of certain performance goals.

Administration.   The Bonus Plan is administered by the Compensation Committee, which shall have the discretionary authority to interpret the provisions of the Bonus Plan, including all decisions on eligibility to participate, the establishment of performance goals, the number of awards payable under the plan, and the payment of awards. The Compensation Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Bonus Plan to one or more directors and/or officers of the Company. The Compensation Committee may terminate the Bonus Plan at any time, provided such termination shall not affect the payment of any awards accrued under the Bonus Plan prior to the date of the termination. The Compensation Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Bonus Plan in whole or in part.
Targets and Performance Criteria.   The Compensation Committee may establish cash bonus targets and corporate performance metrics for a specific performance period or fiscal year pursuant to the Bonus Plan. Corporate performance goals may be based on wide-ranging criteria and metrics described in the plan. However, awards issued to participants may also take into account other factors, including subjective factors. Performance goals may differ from participant to participant, performance period to performance period, and from award to award.
Eligibility and Clawback.   Unless otherwise determined by the Compensation Committee, a participant must be actively employed and in good standing with the Company on the date the award is paid. The Compensation Committee may make exceptions to this requirement in the case of retirement, death or disability, an unqualified leave of absence or under other circumstances, as determined by the Compensation Committee in its sole discretion. Awards granted under the Bonus Plan are subject to applicable laws and our clawback policies requiring forfeiture or repayment of amounts paid under the plan. The Compensation Committee may require a participant to forfeit or return to and/or reimburse the Company for any amounts paid with respect to an award, pursuant to the terms of any clawback policy of the Company or as necessary or appropriate to comply with applicable laws.
Equity Award Program
2021 Equity Awards
In furtherance of our pay for performance philosophy and culture, we grant equity awards to our NEOs on an annual basis. In March 2021, as part of the annual review cycle, our Board, based on the recommendations of our Compensation Committee, determined to grant 100% of each NEO’s target annual equity award value in the form of restricted stock. Such decision was intended to help retain and incentivize our NEOs since the value of the awards will be delivered to our NEOs over a four-year period, subject to continued service with us, and such awards become more valuable as our stock price increases, which benefits all stockholders.
In 2021, we also made grants outside of the annual grant cycle in connection with the hiring of Messrs. Gutwerg and Mutz, as discussed above in the section titled “Executive Compensation Decisions Related to Executive Team Changes — Employment Agreements with Messrs. Ori Gutwerg and Christopher K. Mutz.”

ANNUAL TIME-BASED GRANTS
Philosophy	Considerations for Grant	Vesting Provisions

•
Attract and Retain Executives:
Promote retention of our executives through long-term service vesting period

•
Align Interests with Stockholders:
Align the interests of executives with those of stockholders by issuing equity awards for which the value is correlated to our stock price

•
Factors used to determine the size of grants included: (i) the responsibilities, past performance, and anticipated future contributions of the NEO; (ii) the competitiveness of the NEO’s overall compensation package with reference to peer group practices; (iii) the NEO’s existing equity holdings; (iv) the extent to which these holdings are vested; (v) the recommendations of our CEO (other than with respect to his own grant); and (vi) our “burn rate” relative to our industry burn rate guidelines, per certain stockholder and proxy advisor methodology

•
Long-term incentive program design practices of our peer group

•
Balancing retention while maintaining alignment to stock price and stockholder interests

•
Annual four-year vesting to encourage long-term retention

• Awards vest in four equal installments on each anniversary of the grant date subject to continued employment
On March 23, 2021, each of our NEOs (other than Messrs. Gutwerg and Mutz), received a time-based restricted stock grant, which will vest over four years in equal annual installments.
The following table summarizes the number of shares and value of the restricted stock granted to Messrs. Lalwani, Carey, and Marken in 2021:
Name	Shares (#)	Fair Market Value at Grant ($)
Nikhil Lalwani	136,495	$4,369,205
Stephen P. Carey	54,470	$1,743,585
James G. Marken	32,041	$1,025,632
Termination and Change of Control Benefits
The following table provides information regarding the termination and change in control provisions in the employment agreements that we have entered into with each of our NEOs. For information regarding the change in control benefits for our NEOs, please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change of Control.”

Termination and Change in Control Protections in Employment Agreements
Philosophy	Considerations/Terms

•
Attract and Retain Executives:

•
Intended to ease an NEO’s transition due to an unexpected employment termination or retirement

•
Retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives

•
Align Interests with Stockholders: Mitigate any potential employer liability and avoid future disputes or litigation

•
The employment of our NEOs is “at will,” meaning we can terminate them at any time and they can terminate their employment with us at any time

•
Arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave our Company under certain circumstances to facilitate their transition to new employment, and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits

•
“Double-trigger” provisions in employment agreements preserve morale and productivity, and encourage executive retention in the event of a change in control

•
These provisions are considered a typical component of a competitive executive compensation program for executives among our 2021 peer group

•
While Mr. Carey and Mr. Marken’s employment agreements contain certain golden parachute tax benefits, this practice was eliminated for new executive officers, including Messrs. Lalwani, Gutwerg and Mutz.

Employment Agreements with Messrs. Gutwerg and Mutz
On January 15, 2021, we entered into an employment agreement with Ori Gutwerg, our Senior Vice President, Generics, which provides for an annual base salary of $420,000 and a target annual cash bonus opportunity of 50% of his annual base salary, which was prorated in his first year of service. Mr. Gutwerg also received a sign-on bonus equal to $134,000, payable in two equal installments on March 31, 2021 and August 31, 2021, subject to his continued employment on each payment date. In addition, pursuant to the employment agreement, the Company granted Mr. Gutwerg one-time employment inducement awards with an aggregate grant date fair value of $800,000, 50% of which was in the form of an option to purchase shares of the Company’s common stock and 50% of which was in the form of restricted stock, in each case, vesting in equal annual installments on the anniversary of his commencement date over four years and subject to continued employment with the Company on the applicable date of vesting. The inducement awards were granted on February 15, 2021 and were intended to cover the initial equity award and annual equity award for 2021; therefore, the Company did not provide Mr. Gutwerg with an additional equity award in fiscal year 2021 during the Company’s normal equity grant process for other executive officers for fiscal year 2021. Mr. Gutwerg’s employment agreement also provides for severance benefits, as described in “Payments upon Termination or Change in Control — Separation Arrangements — Ori Gutwerg and Christopher K. Mutz.”
On February 10, 2021, we entered into an employment agreement with Christopher K. Mutz, our Head of Rare Disease, which provides for an annual base salary of $400,000 and a target annual cash bonus opportunity of 50% of his annual base salary, which was prorated in his first year of service. In addition, pursuant to the employment agreement, the Company granted Mr. Mutz one-time employment inducement awards with an aggregate grant date fair value of $1,000,000, 50% of which was in the form of an option to purchase shares of the Company’s common stock and 50% of which was in the form of restricted stock, in each case, vesting in equal annual installments on the anniversary of his commencement date over four years and subject to continued employment with the Company on the applicable date of vesting. The inducement awards were granted on February 15, 2021 and were intended to cover the initial equity award and annual equity award for 2021; therefore, the Company did not provide Mr. Mutz with an additional equity award in fiscal year 2021 during the Company’s normal equity grant process for other executive officers for fiscal year 2021. Mr. Mutz’s employment agreement also provides for severance benefits, as described in “Payments upon Termination or Change in Control — Separation Arrangements — Ori Gutwerg and Christopher K. Mutz.”
Other Executive Benefits and Perquisites
During 2021, we provided the following benefits to our NEOs on the same basis as our other eligible employees:
•
health insurance;

•
vacation, personal holidays and sick days;

•
short-term and long-term disability insurance; and

•
a 401(k) retirement plan.

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
We also provide Company-paid life insurance premiums for those executives that have elected them.
Key Compensation and Governance Policies
Policy	Considerations	Material Features
Stock Ownership Guidelines — new in 2021	Promote stock ownership in the company	4x base salary for CEO
	More closely align the interests of our NEOs with those of our stockholders	1x base salary for all other executive officers
5 years from executive officer designation to comply
Includes shares owned directly, full value equity awards which have vested, and shares owned indirectly if the executive officer has an economic interest (including shares held by the executive’s spouse, dependent children and/or certain trusts)
Clawback Policy — refined in 2021	Permits us to recoup cash and equity awards in the event of a financial restatement caused by fraud or gross negligence	Applies to all executive officers (as defined in Rule 16a-1 under the Exchange Act)
Applies to all incentive compensation, including cash and equity awards, that is performance-based
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation Committee and Board consider the deductibility of compensation as one factor in determining executive compensation, the

Compensation Committee and Board retain the discretion to award compensation that is not deductible as they believe that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Compensation Risk Assessment
The Compensation Committee has assessed our compensation philosophy and objectives, and forms of compensation and benefits for all employees, including executives, and has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.
The Compensation Committee believes that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:
•
A balanced mix of cash and equity, as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards)

•
A mix of short-term and long-term incentives, with short-term incentives currently representing a significantly lower proportion of the total mix

•
Cash and equity incentives solely based on achieving company performance objectives and subject to our “clawback” right under certain circumstances

•
Commencing after 2021, caps on annual cash incentive payouts

•
Stock ownership guidelines which align the interests of our executive officers with those of our stockholders

•
General adherence to with prevalent low-risk pay practices

Compensation Committee Report
The information contained in the following report of the Company’s Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s annual report on Form 10-K for the year ended December 31, 2021.
Submitted by the Compensation Committee
Robert E. Brown, Jr., Chair
Antonio Pera
Patrick D. Walsh
Compensation Committee Interlocks and Insider Participation
In 2021, the members of our Compensation Committee were Robert E. Brown, Jr., Chair, Antonio Pera and Patrick D. Walsh. None of the members of our Compensation Committee in 2021 was at any time during 2021 or at any other time an officer or employee of the Company or any of its subsidiaries, and none had or have any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K. None of the Company’s executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2021.

Summary Compensation Table
The following table sets forth information with respect to the compensation earned or awarded by the Company to its named executive officers (“NEOs”) for each of the last three or fewer fiscal years in which they were a NEO.
Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(6)	Total ($)
Nikhil Lalwani President and Chief Executive Officer	2021	715,347	1,442,000	4,369,205	—	—	14,508	6,541,060
	2020	199,231	210,000	826,732	2,479,073	—	—	3,715,036
Stephen P. Carey Senior Vice President, Finance and Chief Financial Officer	2021	491,319	594,000	1,743,585	—	—	21,650	2,850,554
	2020	474,271	388,792	1,877,400	—	—	14,114	2,754,577
	2019	456,877	252,120	826,622	610,092	—	10,681	2,156,392
James G. Marken Senior Vice President, Operations and Product Development	2021	440,001	255,875	1,025,632	—	—	13,145	1,734,653
	2020	426,267	276,300	1,158,911	—	—	13,057	1,874,535
	2019	410,637	185,400	454,639	335,542	—	12,548	1,398,766
Ori Gutwerg Senior Vice President, Generics	2021	355,385	355,359	406,441	402,152	—	—	1,519,337
Christopher K. Mutz Head of Rare Disease	2021	338,462	247,482	508,060	502,697	—	9,231	1,605,932

(1)
Messrs. Gutwerg and Mutz commenced employment with us on February 15, 2021.

(2)
This column represents base salary earned and reflects pro-rated base salaries for Messrs. Gutwerg and Mutz from February 15, 2021 through December 31, 2021.

(3)
This column represents the earned cash incentive opportunity paid to each NEO in recognition of performance in the fiscal year provided. The amount for Mr. Gutwerg also includes a signing bonus of $134,000 pursuant to his employment agreement.

(4)
Amounts in this column reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 10 of our notes to consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2021. The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant.

(5)
Amounts in this column reflect the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 10 of our notes to consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2021. The grant date fair value of the options was determined using the Black-Scholes option pricing model based on the fair market value on the date of grant.

(6)
Represents (i) 401(k) matching contributions by the Company, and (ii) for Mr. Carey, Company reimbursement of term life insurance policy for 2020 and 2021 pursuant to his employment agreement, in the following amounts for the fiscal years 2019, 2020, and 2021:

Name	Year	401(k) Contribution ($)	Life Insurance Reimbursement ($)
Nikhil Lalwani	2021	14,508	—
	2020	—	—
Stephen P. Carey	2021	17,072	4,578
	2020	14,114	—
	2019	10,681	—
James G. Marken	2021	13,145	—
	2020	13,057	—
	2019	12,548	—
Ori Gutwerg	2021	—	—
Christopher K. Mutz	2021	9,231	—
Grants of Plan-Based Awards
The following table sets forth information regarding each grant of an award made to each NEO for the fiscal year ended December 31, 2021.
Name	Approval Date or Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Nikhil Lalwani	3/23/2021	136,495	—	—	4,369,205
Stephen P. Carey	3/23/2021	54,470			1,743,585
James G. Marken	3/23/2021	32,041			1,025,632
Ori Gutwerg	2/15/2021	12,907			406,441
	2/15/2021		27,006(2)	31.49	402,152
Christopher K. Mutz	2/15/2021	16,134			508,060
	2/15/2021		33,758(2)	31.49	502,697

(1)
The column represents restricted stock awards, which vest in four equal annual installments on the first four anniversaries of their grant dates. For additional detail on the grant date fair value, see footnote 4 to the Summary Compensation Table above.

(2)
Represents inducement stock options which vest in four equal installments over the first four anniversaries of the date of grant. For additional detail regarding the terms of these awards, see “Employment Agreements with Messrs. Gutwerg and Mutz” in the Compensation Discussion and Analysis above. For additional detail on the grant date fair values, see footnote 5 to the Summary Compensation Table above.

Option Exercises and Stock Vested Table
The following table sets forth information regarding the vesting of stock awards on an aggregated basis during the fiscal year ended December 31, 2021 for each NEO as provided. None of our NEOs exercised any options during fiscal year 2021.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nikhil Lalwani	7,127	200,981
Stephen P. Carey	16,711	545,717
James G. Marken	9,856	321,311
Ori Gutwerg	—	—
Christopher K. Mutz	—	—
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding each unexercised stock option or unvested stock award held by our NEOs as of December 31, 2021.
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Nikhil Lalwani	9/8/2020	44,910	134,733(1)	—	29.00	9/7/2030	—	—
	9/8/2020	—	—	—	—	—	21,381(2)	985,236
	3/23/2021						136,495(2)	6,289,690
Stephen P. Carey	5/6/2016	50,000	—	—	46.49	5/5/2026	—	—
	3/31/2017	13,250	—	—	49.51	3/30/2027	—	—
	4/6/2018	7,200	2,400(3)	—	57.06	4/5/2028	—	—
	3/28/2019	7,532	7,532(3)	—	66.39	3/27/2029	—	—
	4/6/2018	—	—	—	—	—	2,000(2)	92,160
	3/28/2019	—	—	—	—	—	6,226(2)	286,894
	4/10/2020	—	—	—	—	—	29,826(2)	1,374,382
	3/23/2021	—	—	—	—	—	54,470(2)	2,509,978
James G. Marken	4/1/2014	42	—	—	33.00	3/31/2024	—	—
	4/1/2014	1,625	—		33.00	3/31/2024	—	—
	4/16/2015	3,000	—	—	68.71	4/15/2025	—	—
	4/7/2016	3,750	—	—	40.59	4/6/2026	—	—
	3/31/2017	7,250	—	—	49.51	3/30/2027	—	—
	4/6/2018	3,975	1,325(3)	—	57.06	4/5/2028	—	—
	3/28/2019	4,142	4,143(3)	—	66.39	3/27/2029	—	—
	4/6/2018	—	—	—	—	—	1,100(2)	50,688
	3/28/2019	—	—	—	—	—	3,424(2)	157,778
	4/10/2020	—	—	—	—	—	18,411(2)	848,379
	3/23/2021	—	—	—	—	—	32,041(2)	1,476,449
Ori Gutwerg	2/15/2021	—	27,006(1)	—	31.49	2/14/2031	—	—
	2/15/2021	—	—	—	—	—	12,907(2)	594,755
Christopher K. Mutz	2/15/2021	—	33,758(1)	—	31.49	2/14/2031	—	—
	2/15/2021	—	—	—	—	—	16,134(2)	743,455

(1)
Represents inducement stock options that will vest in four equal installments on the first four anniversaries of the grant dates.

(2)
Represent awards of restricted stock that vest in four equal installments on the first four anniversaries of the grant dates. The market value of the restricted stock is calculated by multiplying the number of shares by $46.08, the closing market price of the Company’s common stock on December 31, 2021, the last trading day of 2021.

(3)
Represents stock options, which vest in four equal installments on the first four anniversaries of the grant date.

Payments upon Termination or Change in Control
Separation Arrangements
All of our NEOs are employed at-will and may be terminated at any time, with or without formal cause. In addition, all of our NEOs, upon the termination of their employment for any reason other than termination by us for “good cause” (as defined in the respective employment agreements), will be entitled to receive the incentive bonus otherwise earned based upon actual performance and payable to the NEO for the fiscal year ending immediately prior to the NEO’s termination date.
Nikhil Lalwani
Under Mr. Lalwani’s employment agreement, in the event his employment is terminated by us “without good cause” or by Mr. Lalwani for “good reason” (as such terms are defined in his employment agreement), Mr. Lalwani will be entitled, subject to his execution and non-revocation of a release of claims in our favor, to the following: (i) continued payment of his current annual base salary for 24 months following the termination date, (ii) reimbursement of COBRA premiums for COBRA coverage based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of the termination date, following the termination date until the earlier of (a) 18 months and (b) the date that Mr. Lalwani and his eligible dependents become eligible to participate under another similar plan or are ineligible for COBRA coverage, (iii) if such termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated maximum target bonus for the fiscal year during which he is terminated, (iv) a lump sum cash payment equal to his annual maximum bonus amount which will be payable on each of the next two anniversaries of his termination date, and (v) all of his options and any unvested restricted stock will vest with respect to that number of shares that would have vested during the 24 months after his termination had he remained employed by the Company during such period, and his vested options will remain exercisable for up to 18 months following his termination date.
If Mr. Lalwani’s employment is terminated by the Company for any reason other than for “good cause” or if he resigns for “good reason” in connection with or within 24 months following a “change in control” (as such terms are defined in his employment agreement), he will be entitled, subject to his execution and non-revocation of a release of claims in our favor, to the following: (i) continued payment of his current annual base salary for 36 months following the later of either his termination date or the date on which the change in control occurs (the “Lalwani CIC Severance Period”), (ii) reimbursement of COBRA premiums for COBRA coverage during the Lalwani CIC Severance Period (or until he and his eligible dependents become eligible to participate in another similar plan or are ineligible for COBRA coverage) based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of his termination date, (iii) a lump sum cash payment equal to the pro-rated portion of the maximum target bonus amount for that year, (iv) lump sum cash payments equal to his maximum target bonus which will be payable on each of the next three anniversaries of the later of his termination date or the date on which the change in control occurs, (v) outplacement services worth in value up to $10,000 and (vi) all of his options to purchase Company common stock and any unvested restricted stock will vest in their entirety and vested options will remain exercisable through their applicable expiration dates.
Mr. Lalwani’s employment agreement also provides that if the compensation and benefits payable to him are subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such payments will be reduced to the extent necessary to provide Mr. Lalwani the greatest after-tax benefit.

Stephen P. Carey and James G. Marken
Under the employment agreement for each of Messrs. Carey and Marken, if the NEO’s employment is terminated by the Company “without good cause” or by the applicable NEO for “good reason” (as such terms are defined in the applicable employment agreement), subject to the applicable NEO’s execution and non-revocation of a release of claims in our favor, he will be entitled to (i) his base salary for a period of 12 months from the date of his termination, (ii) reimbursement equal to the portion of the monthly health premiums paid by the Company on his behalf and that of his eligible dependents immediately preceding the date that his employment terminates until the earlier of (a) 12 months following the termination date and (b) the date that the NEO and his eligible dependents become eligible to participate in a similar plan or are ineligible for COBRA coverage, (iii) if the termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated maximum target bonus for the fiscal year during which he is terminated, (iv) a lump sum cash payment equal to the NEO’s annual maximum bonus amount, payable on the first payroll date following the first anniversary of his termination date and (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested at the time of termination will immediately accelerate and vest in full, and any such options will remain exercisable through their expiration dates.
In addition, the employment agreement for each of Messrs. Carey and Marken provides that if the applicable NEO’s employment is terminated by the Company for any reason other than for “good cause” or if the NEO resigns for “good reason” in connection with or within 24 months following a “change in control” (as such terms are defined in the applicable employment agreement), subject to the respective NEO’s execution and non-revocation of a release of claims in our favor, he will be entitled to receive (i) his base salary for 24 months following the later of either his termination date or the date on which the change in control occurs (the “CIC Severance Period”), (ii) a lump sum cash payment equal to the pro-rated annual maximum bonus for the fiscal year during which he is terminated, (iii) lump sum cash payments equal to the NEO’s maximum annual bonus payable on the first payroll date following each of the next two anniversaries of the later of his termination date and the date on which the change in control occurs, (iv) reimbursement of COBRA premiums for COBRA coverage during the CIC Severance Period (or until the NEO and his eligible dependents become eligible to participate in another similar plan or are ineligible for COBRA coverage) based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of the termination date, (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested will immediately accelerate and vest in full, (vi) outplacement services worth in value up to $10,000, and (vii) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Code.
Ori Gutwerg and Christopher K. Mutz
Under the employment agreement for each of Messrs. Gutwerg and Mutz, if the NEO’s employment is terminated by the Company “without good cause” or by the applicable NEO for “good reason” (as such terms are defined in the applicable employment agreement), subject to the applicable NEO’s execution and non-revocation of a release of claims in our favor, he will be entitled to (i) his base salary for a period of 12 months from the date of his termination, (ii) reimbursement equal to the portion of the monthly health premiums paid by the Company on his behalf and that of his eligible dependents immediately preceding the date that his employment terminates until the earlier of (a) 12 months following the termination date and (b) the date that the NEO and his eligible dependents become eligible to participate in a similar plan or are ineligible for COBRA coverage, (iii) if the termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated maximum target bonus for the fiscal year during which he is terminated, (iv) a lump sum cash payment equal to the NEO’s annual maximum bonus amount, payable on the first payroll date following the first anniversary of his termination date, and (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested at the time of termination will vest with respect to that number of shares that would have vested during the 12 months after his termination had he remained employed by the Company during such period, and any vested options will remain exercisable for up to 18 months following his termination date.
In addition, the employment agreement for each of Messrs. Gutwerg and Mutz provide that if the applicable NEO’s employment is terminated by the Company for any reason other than for “good cause” or if the NEO resigns for “good reason” in connection with or within 24 months following a “change in control” (as such terms are defined in the applicable employment agreement), subject to the applicable NEO’s execution and non-revocation of a release of claims in our favor, he will be entitled to receive (i) his base salary for 24 months following the later of either his termination date or the date on which the change in control occurs (the “CIC Severance Period”), (ii) a lump sum cash payment equal to the pro-rated annual maximum bonus for the fiscal year during which he is terminated, (iii) lump sum cash payments equal to the NEO’s target annual bonus payable on the first payroll date following each of the next two anniversaries of the later of his termination date and the date on which the change in control occurs, (iv) reimbursement of COBRA premiums for COBRA coverage during the CIC Severance Period (or until the NEO and his eligible dependents become eligible to participate in another similar plan or are ineligible for COBRA coverage) based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of the termination date, (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested will immediately accelerate and vest in full and any such options will remain exercisable through their expiration dates, and (vi) outplacement services worth in value up to $10,000.
The employment agreement for each of Messrs. Gutwerg and Mutz also provides that if the compensation and benefits payable to the NEO are subject to Sections 280G and 4999 of the Code, such payments will be reduced to the extent necessary to provide the NEO the greatest after-tax benefit.
Death and Disability
If any our NEOs’ employment is terminated due to their death or disability, pursuant to the terms of their restricted stock award agreements, any shares that were scheduled to vest on the next vesting date following their termination date will immediately vest as of the termination date.
Change in Control
Under the Company’s Sixth Amended and Restated 2008 Stock Incentive Plan, as amended (the “Stock Plan”), awards granted under the Stock Plan or subject to the terms of the Stock Plan will vest in full in the event of a “change in control” of the Company (as defined in the Stock Plan), unless the Compensation Committee provides otherwise. In addition, the stock option agreement under the Stock Plan generally provide that upon a change in control, the post-termination exercise period will be extended until the option expires. Mr. Lalwani’s stock option and restricted stock award agreements, however, provide that his stock awards will only vest in connection with a qualifying termination that occurs in connection with a change in control as provided for in his employment agreement and described under “Separation Arrangements — Nikhil Lalwani” above.
Potential Payments Upon Termination or Change in Control
The following table summarizes the approximate value of the potential benefits each of our NEOs would receive in connection with a termination of employment on December 31, 2021, the last business day of our 2021 fiscal year, upon (i) a resignation without good cause, (ii) termination due to death or disability, (iii) termination by the Company without good cause or resignation for good reason (a “Qualifying Termination”) not in connection with a change in control of the Company, or (iv) a Qualifying Termination in connection with or within 24 months following a change in control of the Company. The following table also summarizes the approximate value of accelerated vesting of the equity awards that each NEO would receive upon a change in control of the Company not in connection with a termination of employment had such change in control occurred on December 31, 2021. The value of each NEO’s accelerated vesting benefits is based upon the closing price per share of our common stock of $46.08 as of December 31, 2021.
These benefits are in addition to benefits available generally to salaried employees. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those estimated below. Factors that could affect these amounts include the timing during the year of any such event and our valuation at that time. There can be no assurance that a termination or change of control would produce the same or similar results as those described below if any assumption used to prepare this information is not correct in fact.

Name	Base Salary Continuation	Cash Bonus(1)	Acceleration Of Unvested Stock Option Awards(2)	Acceleration Of Unvested Restricted Stock	COBRA Premiums(3)	Tax Gross Up	Outplacement Services	Total
Nikhil Lalwani
Without Good Cause	—	721,000	—	—	—	—	—	721,000
Death or Disability	—	721,000	—	1,900,800	—	—	—	2,621,800
Qualifying Termination	1,442,000	3,605,000	1,534,160	3,801,646	45,000	—	—	10,427,806
Qualifying Termination Within CIC Period	2,163,000	5,047,000	2,301,240	7,274,926	90,000	—	10,000	16,886,166(4)
Change in Control	—	—	—	—	—	—	—	—
Stephen P. Carey
Without Good Cause	—	297,000	—	—	—	—	—	297,000
Death or Disability	—	297,000	—	1,321,206	—	—	—	1,618,206
Qualifying Termination	495,000	891,000	—	4,263,414	30,000	—	—	5,679,414
Qualifying Termination Within CIC Period	990,000	1,485,000	—	4,263,414	60,000	3,847,187	10,000	10,655,600
Change in Control	—	—	—	4,263,414	—	—	—	4,263,414
James G. Marken
Without Good Cause	—	222,500	—	—	—	—	—	222,500
Death or Disability	—	222,500	—	781,471	—	—	—	1,003,971
Qualifying Termination	445,000	667,500	—	2,533,294	30,000	—	—	3,675,794
Qualifying Termination Within CIC Period	890,000	1,112,500	—	2,533,294	60,000	2,487,934	10,000	7,093,728
Change in Control	—	—	—	2,533,294	—	—	—	2,533,294
Ori Gutwerg(5)
Without Good Cause	—	210,000	—	—	—	—	—	210,000
Death or Disability	—	210,000	—	148,654	—	—	—	358,654
Qualifying Termination	420,000	630,000	98,497	148,654	30,000	—	—	1,327,151
Qualifying Termination Within CIC Period	840,000	1,050,000	394,018	594,755	60,000	—	10,000	2,948,773(4)
Change in Control	—	—	394,018	594,755	—	—	—	988,773
Christopher K. Mutz(5)
Without Good Cause	—	200,000	—	—	—	—	—	200,000
Death or Disability	—	200,000	—	185,841	—	—	—	385,841
Qualifying Termination	400,000	600,000	123,125	185,841	30,000	—	—	1,338,966
Qualifying Termination Within CIC Period	800,000	1,000,000	492,529	743,455	60,000	—	10,000	3,105,984(4)
Change in Control	—	—	492,529	743,455	—	—	—	1,235,984

(1)
Assumes 200% of the 2021 target amount is the maximum bonus amount for 2021 and that actual performance was at 100% of the target amount.

(2)
The value for stock option awards is calculated by multiplying the number of unvested shares that would be subject to accelerated vesting by the difference between the closing price per share of our common stock of $46.08 on December 31, 2021 and the exercise price of the applicable stock option.

(3)
The COBRA premium reimbursement cost is estimated at $2,500 per month.

(4)
To the extent the amounts paid to Messrs. Lalwani, Gutwerg and Mutz are subject Sections 280G and 4999 of the Code, the amounts will be reduced as necessary to provide the respective NEO with the greatest after-tax benefit.

(5)
Amounts for Messrs. Gutwerg and Mutz are based on annualized base salary and bonus amounts and not pro-rated actual 2021 amounts.

Indemnification Agreements
The Company has entered into agreements with all of its directors and officers under which the Company is required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of the Company’s directors or officers. The Company will be obligated to pay these amounts only if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company. With respect to any criminal proceeding, the Company will be obligated to pay these amounts only if the director or officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.
CEO Pay Ratio
We believe our executive compensation program should be internally consistent and equitable to motivate our employees to create stockholder value. The Compensation Committee monitors the relationship between the compensation of our executive officers and our non-executive employees; however, the Compensation Committee does not view this ratio as a meaningful tool in evaluating the appropriateness of the CEO’s compensation, both on an internal and external basis.
Pursuant to SEC rules adopted according to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our principal executive officer to our median employee’s annual total compensation. Our current principal executive officer is Nikhil Lalwani, President and Chief Executive Officer.
As of December 31, 2021, the ratio of our current CEO’s Total Compensation to the median employee’s Total Compensation is as follows:
Median Employee Total Compensation	$50,403(1)
CEO’s Total Compensation	$6,541,060
Ratio of CEO to Median Employee Compensation	129.8 to 1

(1)
In November 2021, we completed our acquisition of Novitium Pharma LLC, which had 157 employees as of December 31, 2021. These employees were not taken into consideration in the determination of the median employee.

We used the same median employee for our 2021 CEO Pay Ratio as we did in 2020. We had determined our median employee for CEO Pay Ratio purposes in 2020 by preparing a ranked list of our entire employee population other than the CEO, all of whom are located within the United States and Canada, as of December 24, 2020, based on our payroll records by using the Medicare taxable wages for employees in the United States and the equivalent gross wages for employees in Canada. This list includes 371 employees, including approximately 7% of our total employees that were employed for only a partial year. For purposes of identifying the median employee, we did not annualize the compensation of partial year employees. As of December 24, 2020, we identified our median employee, and we calculated the median employee’s total compensation in the same manner as the “Total Compensation” shown for our CEO in the Summary Compensation Table. The pay ratio disclosed is a reasonable estimate calculated in a manner consistent and in compliance with the SEC CEO Pay Ratio disclosure rules. We are permitted to identify the median employee only once every three years if there has not been a change in its employee population or employee compensation arrangements that we reasonably believe would result in a significant change in the pay ratio disclosure, in accordance with the SEC’s rules.

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding proxy rules under the Exchange Act, the Company is presenting its Stockholders with an advisory (non-binding) vote on the executive compensation programs as described in this Proxy Statement for the Company’s named executive officers (sometimes referred to as “Say on Pay”).
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as described in the section entitled “Executive Compensation,” the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. Please read the Executive Compensation section starting on page 22 of this Proxy Statement for a discussion about the Company’s executive compensation programs, including information about compensation of the Company’s named executive officers for the fiscal year ended December 31, 2021.
The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, the compensation of the Company’s Board, or the Company’s compensation policies as they may relate to risk management.
The Compensation Committee of the Board oversees and administers the Company’s executive compensation program, including the determination and implementation of the Company’s compensation philosophy, policies, and objectives. The Compensation Committee has designed the executive compensation program to align executive compensation with the achievement of the Company’s business goals and strategies, both short- and long-term. The Compensation Committee also seeks to provide executive compensation at levels that will allow the Company to continue to be able to attract and retain the best possible executive candidates, including those who may be employed at or regularly travel to the Company’s Baudette, Minnesota manufacturing facilities.
The Company believes that the most significant components of its executive compensation program reflect sound governance practices and are consistent with industry standards. The Board believes that executive compensation is appropriately allocated between base salary and short- and long-term equity compensation opportunities so as to encourage strong short- and long-term performance, create clear alignment with stockholders and discourage excessive risk-taking. Accordingly, we are asking Stockholders to vote for the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, including the Compensation, Discussion and Analysis, compensation tables and narrative discussion.”
The vote solicited by this Proposal 3 is advisory, and therefore is not binding on the Company, the Company’s Board or the Company’s Compensation Committee. The outcome of the vote will not require the Company, the Company’s Board or the Company’s Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board.
The Company’s Board and Compensation Committee each values the opinions of the Company’s Stockholders and, to the extent there is any significant advisory vote against the executive compensation as disclosed in this Proxy Statement, the Company will consider its Stockholders’ view and evaluate what actions, if any, may be appropriate.
We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2023 Annual Meeting of Stockholders.
Required Vote; Recommendation of the Board
The affirmative vote of a majority of the votes cast by Stockholders present, in person (virtually) or by proxy, and entitled to vote at the Annual Meeting, is required for advisory approval of this Proposal 3.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NON-BINDING RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED 2022 STOCK
INCENTIVE PLAN
This is a proposal to approve the amendment and restatement of the ANI Pharmaceuticals, Inc. Sixth Amended and Restated 2008 Stock Incentive Plan, or Stock Plan, as amended, to, among other things, increase the shares issuable under the Stock Plan by 1,150,000 shares and make such other material updates as described below (the Stock Plan, as amended and restated, the “Amended 2022 Stock Plan”).
If stockholders approve amending and restating the Stock Plan, the Amended 2022 Stock Plan will replace the current version of the Stock Plan and become effective upon the date of the 2022 Annual Meeting (i.e., April 27, 2022).
Summary of Material Changes Being Made to the Current Plan
The Amended 2022 Stock Plan will, among other things, make the following material changes to the Stock Plan:
Increase in Authorized Shares	Increase the number of shares authorized for issuance under the Stock Plan by 1,150,000 additional shares.
Revise Change in Control Treatment
Revise the treatment of incentive awards in the event of a “Change in Control” (as defined in the Stock Plan) to provide that for incentive awards granted under the plan on or after March 24, 2022, if a Change in Control occurs prior to the date on which an incentive award is vested and prior to the participant’s separation from service, if such incentive award remains outstanding following the Change in Control (whether by substitution with another award or otherwise), and if there is a termination of the participant’s employment or service with the Company and any subsidiary (or any successor) without “Good Cause” or without “Cause,” (as defined in any agreement between the participant and the Company, or if not so defined, without “Cause” as defined in the Plan), or a constructive termination, including a resignation by the participant for “Good Reason” (as may be defined in any agreement between the participant and the Company) at any time within the 24 months following the Change in Control, then the following shall apply:
•
All outstanding options and stock appreciation rights shall become fully vested and exercisable; and

•
All incentive awards that are restricted stock awards, stock unit awards, performance awards and/or stock bonuses (“Full Value Awards”) shall become fully vested and the Compensation Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the plan and the applicable award agreement.

Clarify Corporate Transaction Treatment
The plan currently provides that in the event of a Corporate Transaction (as defined in the Stock Plan), each outstanding incentive award (including the portion of the award that is not otherwise exercisable or non-forfeitable) shall automatically lapse without the consent of any participant, unless pursuant to the terms of such Corporate Transaction the outstanding incentive award is required or permitted to remain outstanding or is assumed by the surviving company (or its parent company) or replaced with an equivalent incentive award granted by the surviving company (or its parent company) in substitution for such outstanding incentive award.
The Amended Plan clarifies that if an incentive award lapses pursuant the preceding sentence because it was not assumed or substituted for connection with the Corporate Transaction, then (i) all the participant’s options and stock appreciation rights shall become immediately vested and exercisable immediately prior to the consummation of the Corporate Transaction; (ii) all time-based vesting requirements on the participant’s Full Value Awards shall be deemed to be satisfied in full; and (iii) with respect to each Full Value Award, the Compensation Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the plan and the applicable award agreement.
Rename the Plan	Rename the Stock Plan the “Amended and Restated 2022 Stock Incentive Plan.”
Purpose of Share Reserve Increase
As of December 31, 2021, a total of 545,798 shares of our common stock remained available for future grants under the Stock Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the Stock Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the company and our stockholders. Based on our expected future share usage, which we believe will be higher than our historic usage, we estimate that the addition of 1,150,000 shares will provide us with a sufficient reserve for one to two years of grants of stock awards.
The table below shows the stock awards that were outstanding under the Stock Plan as of December 31, 2021. As of December 31, 2021, the closing sale price of a share of the Company’s common stock on The NASDAQ Global Market was $46.08.
Shares underlying outstanding stock options (#)	Weighted average exercise price per share ($)	Weighted average remaining term	Shares underlying outstanding time- based restricted stock awards	Shares available for future grant
988,370	45.56	6.60	706,523	545,798
Burn Rate and Equity Overhang
The Compensation Committee regularly reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. The table below shows our burn rate and equity overhang activity relating to equity grants under the Stock Plan for the last three fiscal years.
Element	2021	2020	2019	Average
Granted	648,236	356,357	282,000	—
Weighted Average Common Shares Outstanding	12,596,000	11,964,000	11,841,000	—
Burn Rate	5.15%	2.98%	2.38%	3.50%
Outstanding	1,695,000	1,288,000	949,000	—
Common Shares Outstanding (as of December 31)	16,829,739	12,354,398	12,089,565	—
Overhang	10.07%	10.43%	7.85%	9.45%
The table below shows the number of options and full value awards granted in each of the last three years.
Fiscal Year	Time-Based Option Awards Granted	Time-Based Restricted Stock Awards Granted
2021	107,236	541,000
2020	51,357	305,000
2019	160,000	122,000
Note Regarding Forecasts and Forward-Looking Statements
We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal 4 include embedded assumptions which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.
Best Practices
We have designed the Amended 2022 Stock Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:
No Discounted Options or Stock Appreciation Rights.   Stock options and stock appreciation rights (“SARs”) may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
No Repricing Without Stockholder Approval.   The Company cannot, without stockholder approval, reduce the exercise price of a stock option or SAR, and at any time when the exercise price of a stock option or SAR is above the market value of the Company’s common stock, the Company cannot, without stockholder approval, cancel and re-grant or exchange such stock option or SAR for cash, other awards or a new stock option or SAR at a lower exercise price.
Minimum Vesting Requirements.   Stock awards granted under the Amended 2022 Stock Plan do not vest prior to the one-year anniversary of the grant date, subject to certain exceptions that are described below.
No Liberal Share Recycling.   Shares retained by or delivered to the Company to pay the exercise price of an award, shares delivered to or withheld by the Company to pay withholding taxes related to an award, unissued shares resulting from the settlement of stock appreciation rights in stock, and shares withheld by the Company to pay the exercise price of any award or satisfy any tax withholding obligation do not become available for issuance as future awards under the Amended 2022 Stock Plan.
No Dividends on Unvested Awards.   The Amended 2022 Stock Plan provides that any dividends or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Amended 2022 Stock Plan also prohibits granting dividend equivalents based on the dividends declared on shares of common stock that are subject to an option or SAR and provides that no dividend or dividend equivalents will be paid out with respect to any unvested awards.
Disclosure of Change in Control Vesting Treatment.   The Amended 2022 Stock Plan discloses the specific vesting treatment for stock awards in connection with a change in control.
No Transferability.   In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.
No Evergreen Provision.   There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Amended 2022 Stock Plan can be automatically replenished.
No Automatic Grants.   The Amended 2022 Stock Plan does not provide for “reload” or other automatic grants to participants.
No Tax Gross-ups.   The Amended 2022 Stock Plan does not provide for any tax gross-ups.
Board Approval of the Amended 2022 Stock Plan
On March 14, 2022, our Board approved the Amended 2022 Stock Plan, subject to approval from our stockholders at the 2022 Annual Meeting. Our named executive officers and directors have an interest in this proposal because they are eligible to receive plan awards.

Summary of the Amended 2022 Stock Plan
The following provides a summary of the material features of the Amended 2022 Stock Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Amended 2022 Stock Plan and is qualified in its entirety by the draft of the Amended 2022 Stock Plan attached as Appendix A.
Types of Awards Available under the Amended 2022 Stock Plan
We may grant the following types of incentive awards under the Amended 2022 Stock Plan: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock units; (v) performance awards; and (vi) stock bonuses.
Plan Administration
The Amended 2022 Stock Plan will continue to be administered by the Board or by a committee of the Board (the “Administrator”). Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “independent directors” within the meaning of the Listing Rules of The NASDAQ Stock Market. The Company expects the Compensation Committee of the Board will continue to administer the plan. The Administrator may delegate its duties, power and authority under the plan to any of the Company’s officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.
The Administrator has the authority to determine all provisions of incentive awards consistent with terms of the Amended 2022 Stock Plan, including the eligible recipients who will be granted one or more incentive awards under the Amended 2022 Stock Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The Administrator has the authority to pay the economic value of any incentive award in the form of cash, the Company’s common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “repricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended 2022 Stock Plan and any adversely affected participant has consented to the amendment or modification. The Administrator may not grant incentive awards (other than “exempted awards” as described below) that vest or become exercisable less than twelve months after the grant of such award. For purposes of this minimum vesting requirement, “exempted awards” include incentive awards granted prior to April 10, 2020 and those incentive awards granted on or after April 10, 2020 for up to a maximum 5% of the total number of shares of Common Stock available for future grants under the Amended 2022 Stock Plan as of April 10, 2020.
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225, Income Statement or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the Administrator (or, if the Company is not the surviving corporation in any such transaction, the Board of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of the Company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Administrator or the board of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the plan as then in effect. The Administrator, in its sole discretion, may amend the terms of the plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or subsidiary’s interests, or to meet objectives of the plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the Administrator to take any action:
•
To reserve shares or grant incentive awards in excess of the limitations provided in the Amended 2022 Stock Plan;

•
To effect any repricing of options, as discussed below;

•
To grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of the Company’s common stock on the date of grant; or

•
For which stockholder approval would then be required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the Listing Rules of The NASDAQ Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in the Company’s corporate structure or shares, the Administrator may not, without prior approval of the Company’s stockholders, seek to effect any repricing of any previously granted, “underwater” option or stock appreciation right by:
•
Amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•
Canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or other incentive awards; or

•
Repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the Amended 2022 Stock Plan.

For purposes of the Amended 2022 Stock Plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the Company’s common stock is less than the exercise price.
Shares Available for Issuance under the Amended 2022 Stock Plan
The maximum number of shares of the Company’s common stock reserved for issuance under the Amended 2022 Stock Plan will be 4,150,000, plus the number of shares of common stock subject to incentive awards outstanding under any prior restatement of the Amended 2022 Stock Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. In addition, the number of shares available for issuance under the Amended 2022 Stock Plan is subject to increase to the extent that the Company assumes or replaces any outstanding equity awards issued by the target company in connection with a merger or acquisition transaction. However, any available shares issuable pursuant to assumed or replaced equity awards in connection with a merger or acquisition transaction may only be utilized to the extent permitted under the Listing Rules of The NASDAQ Stock Market and will not be available for reissuance if such assumed or replacement awards are forfeited without the issuance of shares.
Shares of the Company’s common stock that are issued under the Amended 2022 Stock Plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of the Company’s common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of the Company’s common stock will automatically again become available for issuance under the plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares, as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by the Company to satisfy any tax withholding obligations will not again become available for issuance under the plan.

Eligibility to Receive Awards
The Administrator selects the employees, consultants and non-employee directors who will be granted awards under the Amended 2022 Stock Plan. The actual number of employees, consultants and non-employee directors who will receive an award under the Amended 2022 Stock Plan cannot be determined in advance because the Administrator has the discretion to select the participants. As of December 31, 2021, approximately 125 employees and six non-employee directors were eligible to participate in the Amended 2022 Stock Plan.
Stock Options
A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the Amended 2022 Stock Plan, the Administrator may grant nonqualified stock options and incentive stock options, subject to the share limitations described above.
Exercise Price of an Option
The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant (or 110 percent of the fair market value of one share of the Company’s common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. At any time while the Company’s common stock is listed on The NASDAQ Global Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the date of grant as reported by The NASDAQ Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of December 31, 2021, the closing sale price of a share of the Company’s common stock on The NASDAQ Global Market was $46.08.
Payment for the Exercise Price of an Option
The total purchase price of the shares to be purchased upon exercise of an option will be paid (i) in cash; (ii) by using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of the Company’s common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (iii) by using a cashless exercise procedure pursuant to which the optionee surrenders to the Company shares of the Company’s common stock either underlying the option or that are otherwise held by the optionee. In the case of a “net exercise” of an option, the Company will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of the Company’s common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of the Company’s common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.
Option Exercises
Options may be exercised in whole or in installments, as determined by the Compensation Committee, and the Compensation Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).

Stock Appreciation Rights
A stock appreciation right is the right to receive a payment from the Company, in the form of shares of the Company’s common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of the Company’s common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended 2022 Stock Plan, as may be determined by the Compensation Committee. The Administrator will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, the Company’s common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.
The exercise price of a stock appreciation right will be determined by the Administrator, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of the Company’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the Administrator in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.
Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, at the time of grant of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of the Company’s common stock as covered by the option (or such lesser number as the Administrator may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.
Restricted Stock Awards
A restricted stock award is an award of the Company’s common stock that vests at such times and in such installments as may be determined by the Administrator and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The Administrator may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified performance objectives. To enforce the restrictions, the Administrator may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.
Additionally, unless the Amended 2022 Stock Plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of the Company’s common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of the Company’s unrestricted common stock; provided that no dividends will be paid with respect any unvested restricted stock award.
Stock Unit Award or Restricted Stock Units
A stock unit award or restricted stock unit is a right to receive the fair market value of one or more shares of the Company’s common stock, payable in cash, shares of the Company’s common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. Stock unit awards or restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended 2022 Stock Plan, as may be determined by the Administrator.

Performance Awards or Units
A participant may be granted one or more performance awards or units under the Amended 2022 Stock Plan, and such performance awards or units will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended 2022 Stock Plan, as may be determined by the Administrator in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Stock Bonuses
A participant may be granted one or more stock bonuses under the Amended 2022 Stock Plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended 2022 Stock Plan, as may be determined by the Administrator in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Dividend Equivalents
The Administrator may pay dividends or dividend equivalents based on the dividends declared on shares of the Company’s common stock with respect to the shares underlying an incentive award, as determined by the Administrator; provided, however, no dividend equivalents may be granted with respect to shares of the Company’s common stock underlying options or stock appreciation rights or with respect to any unvested incentive awards.
Consequences of Changes in our Capital Structure
In the event that the Compensation Committee, in its role as the administrator of the Amended 2022 Stock Plan, determines that any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar corporate transaction or change in the corporate structure or shares of the Company affects the common stock such that any adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided or made available under the Amended 2022 Stock Plan, then the Administrator may adjust:
•
The number and kind of securities or other property that may be issued with respect incentive awards;

•
The number and kind of securities or property subject to outstanding incentive awards; and

•
The exercise price of outstanding options and stock appreciation rights.

Under appropriate circumstances, the Administrator may provide for the cancellation of outstanding incentive awards in exchange for a cash payment.
Consequences of a Merger or Similar Transaction
For incentive awards granted under the plan on or after March 24, 2022 (other than incentive awards granted to non-employee members of the Board, in which case the provisions in the Company’s Director Compensation Policy shall apply), if a Change in Control occurs prior to the date on which an incentive award is vested and prior to the participant’s separation from service, if such incentive award remains outstanding following the Change in Control (whether by substitution with another award or otherwise), and if there is a termination of the participant’s employment or service with the Company and any subsidiary (or any successor) without “Good Cause” or without “Cause,” (as defined in any agreement between the participant and the Company, or if not so defined, without “Cause” as defined in the Plan), or a constructive termination, including a resignation by the participant for “Good Reason” (as may be defined in any agreement between the participant and the Company) at any time within the 24 months following the Change in Control, then the following shall apply:
•
All outstanding options and stock appreciation rights shall become fully vested and exercisable; and

•
All incentive awards that are restricted stock awards, stock unit awards, performance awards and/or stock bonuses (“Full Value Awards”) shall become fully vested and the Compensation Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the plan and the applicable award agreement.

In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), each outstanding incentive award (including the portion of the award that is not otherwise exercisable or non-forfeitable) shall automatically lapse without the consent of any participant, unless pursuant to the terms of such Corporate Transaction the outstanding incentive award is required or permitted to remain outstanding or is assumed by the surviving company (or its parent company) or replaced with an equivalent incentive award granted by the surviving company (or its parent company) in substitution for such outstanding incentive award. If an incentive award lapses pursuant to the preceding sentence because it was not assumed or substituted for in connection with the Corporate Transaction, then (i) all the participant’s options and stock appreciation rights shall become immediately vested and exercisable immediately prior to the consummation of the Corporate Transaction; (ii) all time-based vesting requirements on the participant’s Full Value Awards shall be deemed to be satisfied in full; and (iii) with respect to each Full Value Award, the Compensation Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the plan and the applicable award agreement. After giving effect to the vesting acceleration described herein, the Compensation Committee shall either (i) allow all participants to exercise all such options and stock appreciation rights to the extent vested and exercisable as of the consummation of such Corporate Transaction within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding incentive awards that remain unexercised or which are not otherwise vested upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding incentive awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the participant would have received (net of the exercise price) with respect to such vested incentive awards had such options and stock appreciation rights been exercised and such other vested incentive awards settled immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an incentive award lapses upon consummation of a Corporate Transaction and such award is not vested and non-forfeitable or the exercise price with respect to any outstanding option or stock appreciation right exceeds the fair market value of the Company’s common stock immediately prior to the consummation of the Corporation Transaction, such incentive awards shall be cancelled without any payment to the participant.
For purposes of the Amended 2022 Stock Plan, a “Change in Control” of the Company occurs upon:
•
The sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company;

•
The approval by the Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Company;

•
Any person becomes, after the effective date of the Amended 2022 Stock Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of: (i) 20 percent or more, but not 50 percent or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the continuity directors; or (ii) 50 percent or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•
A merger or consolidation to which the Company is a party if the Company’s stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving corporation represent (i) more than 50 percent but less than 80 percent of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (ii) 50 percent or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);
•
The continuing directors (as of the effective date of the Amended 2022 Stock Plan) cease for any reason to constitute at least a majority of the Board; or

•
Any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

If an incentive award is subject to Section 409A of the Code, no payment of cash or other property shall be made with respect to such incentive award until the earlier of a change in control within the meaning of Section 409A of the Code or such time as such Incentive Award would have otherwise settled in the absence of a corporate transaction.
Transferability of Awards
In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the Amended 2022 Stock Plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the Administrator may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or other entities. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.
Effect of Termination of Employment or Other Services
If a participant ceases to be employed by, or perform other services for the Company, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the Administrator in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of one year thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the Amended 2022 Stock Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable, all unvested restricted stock awards, and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited.
If a participant is determined by the Administrator, acting in its sole discretion, to have committed any action that would constitute cause, regardless of whether such action or the Administrator’s determination occurs before or after the termination of the participant’s employment with the Company or any subsidiary, all rights of the participant under the Amended 2022 Stock Plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, the Company may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the Administrator to make a determination as to the existence of cause.
The Administrator at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, may cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards or restricted stock units, performance awards or units or stock bonuses then held by the participant to, terminate, vest or become free of restrictions and conditions to payment, as the case may be.
Amendment and Termination
Unless terminated earlier, the Amended 2022 Stock Plan will terminate on June 4, 2030. Incentive awards outstanding at the time the Amended 2022 Stock Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the Amended 2022 Stock Plan or any portion of the Amended 2022 Stock Plan at any time. In addition to the Administrator’s authority to amend the Amended 2022 Stock Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended 2022 Stock Plan from time to time in order that incentive awards under the Amended 2022 Stock Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to the Amended 2022 Stock Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of The NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended 2022 Stock Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended 2022 Stock Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company’s capitalization or a “change in control” of the Company.
Federal Tax Consequences to Participants as a Result of Receiving an Award under the Stock Plan
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the Amended 2022 Stock Plan based on federal income tax laws in effect on the date of this Proxy Statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Amended 2022 Stock Plan.
Nonqualified Stock Options
No taxable income generally is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax, or AMT, rules apply, in which case AMT taxation will occur in the year of exercise. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option. Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.
Restricted Stock
A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the recipient of a restricted stock award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Restricted Stock Units
A participant generally will not recognize taxable income upon grant of restricted stock units. Instead, the participant generally will recognize ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares on the settlement date less the amount, if any, paid for the shares.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the exercised shares on the exercise date and the corresponding exercise price of the stock appreciation right. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Dividend Equivalents
A participant generally will recognize ordinary income each time a payment is made or shares are received pursuant to the dividend equivalent equal to the fair market value of the payment made or shares received.
Tax Effects as a Result of Grants of Awards under the Stock Plan
We generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Amended 2022 Stock Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our certain executive officers. In addition, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.
New Plan Benefits
As discussed in the table below, we have approved restricted stock award grants that are conditioned on stockholder approval of the Amended Plan to each of our named executive officers.
As discussed in further detail in the section entitled “Director Compensation,” each of our current non-employee directors is entitled to receive grants of restricted stock awards in connection with their service on the Board, pursuant to the terms of the Company’s Director Compensation Policy, which will be granted under the Amended 2022 Stock Plan if the plan is approved. The following table summarizes the aggregate value of the shares that our current non-employee directors as a group will receive if they remain a director following the 2022 Annual Meeting.

In addition, as discussed in the table below, we have reserved a specified number of shares of the Company’s common stock covered by the restricted stock awards that may be granted to our employees who are not executive officers, subject to stockholder approval of the Amended 2022 Stock Plan.
All other future awards to directors, executive officers, employees and consultants of the company under the Amended 2022 Stock Plan are discretionary and cannot be determined at this time.
Name and position	Dollar value	Number of shares
Nikhil Lalwani	$1,287,510(2)	33,352(4)
President and Chief Executive Officer
Stephen P. Carey	$435,874(2)	11,291(4)
Senior Vice President, Finance and Chief Financial Officer
James G. Marken	$256,483(2)	6,644(4)
Senior Vice President, Operations and Product Development
Ori Gutwerg(1)	$249,997(2)	6,476(4)
Senior Vice President, Generics
Christopher K. Mutz(1)	$249,997(2)	6,476(4)
Head of Rare Disease
All current executive officers as a group (7 persons)	$2,479,861	64,239
All current directors who are not executive officers as a group (6 persons)	$1,740,000(3)	—
All employees, including all current officers who are not executive officers, as a group	—	57,187(5)

(1)
Messrs. Gutwerg and Mutz commenced employment with us on February 15, 2021.

(2)
Represents the grant date fair value of the restricted stock awards that will be granted to our named executive officers on the date of the 2022 Annual Meeting, subject to stockholder approval of the Amended 2022 Stock Plan.

(3)
Represents the grant date fair value of the restricted stock awards that will be granted to our non-employee directors on the date of the 2022 Annual Meeting. Pursuant to our Director Compensation Policy, each non-employee director who has served on our Board for at least six months prior to the Annual Meeting shall be granted a restricted stock award for the number of shares of the Company’s common stock that has a grant date value of $290,000. The number of shares covered by the restricted stock award grants is not determinable until the grant date.

(4)
Represents the total number of shares of the Company’s common stock covered by the restricted stock awards that will be granted to our named executive officers on the date of the 2022 Annual Meeting, subject to stockholder approval of the Amended 2022 Stock Plan. The total number of shares of the Company’s common stock subject to each restricted stock award was determined based on the dollar value of the award divided by the 30-day VWAP of the Company’s common stock during the 30 consecutive trading day period preceding and including March 7, 2022, which was been calculated as $38.60.

(5)
Represents the total number of shares of the Company’s common stock covered by the restricted stock awards and option awards that will be granted to our employees who are not executive officers, subject to stockholder approval of the Amended 2022 Stock Plan.

Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Stock Plan, since it originally became effective through March 24, 2022.

Name and position(1)	Number of shares subject to stock awards(2)
Nikhil Lalwani	265,058
President and Chief Executive Officer
Stephen P. Carey	243,102
Senior Vice President, Finance and Chief Financial Officer
James G. Marken	161,739
Senior Vice President, Operations and Product Development
Ori Gutwerg(3)	32,335
Senior Vice President, Generics
Christopher K. Mutz(3)	35,562
Head of Rare Disease
All current executive officers as a group (7 persons)	737,796
All current directors who are not executive officers as a group (7 persons)(4)	216,288
All employees, including all current officers who are not executive officers, as a group	1,155,067

(1)
No awards have been granted under the Stock Plan to any associate of any of our directors (including nominees) or executive officers, and no person, other than Mr. Lalwani, Mr. Carey, Mr. Arthur Przybyl, and Mr. Robert Schrepfer, has received 5% or more of the total awards granted under the Stock Plan since its inception.

(2)
These stock awards consist of stock options and restricted stock awards.

(3)
Messrs. Gutwerg and Mutz commenced employment with us on February 15, 2021.

(4)
All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares subject to stock awards that have been granted to each director on an individual basis are as follows: Patrick D. Walsh: 34,022; Robert E. Brown, Jr.: 53,774; Thomas J. Haughey: 24,836; David B. Nash: 24,836; Antonio R. Pera: 32,737; Jeanne Thoma: 32,737 and Renee P. Tannenbaum: 13,346.

Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	747,963(2)	50.67	731,464(3)
Equity Compensation Plans Not Approved by Security Holders	240,407(4)	29.63
Total	988,370	45.56	731,464

(1)
The weighted average exercise price does not take into account the shares issuable upon the vesting of the outstanding restricted stock awards, which have no exercise price.

(2)
Consists of shares underlying stock options granted under our Stock Plan.

(3)
Includes 545,798 shares available for future issuance under the Stock Plan. Also includes 185,666 shares available for future issuance under the Company’s 2016 Employee Stock Purchase Plan.

(4)
Consists of shares underlying stock options granted outside of our Stock Plan pursuant to inducement awards to Mr. Lalwani on September 8, 2020 and to each of Messrs. Gutwerg and Mutz on February 15, 2021. These awards will vest in four equal installments on the first four anniversaries of their respective grant dates.

Considerations of the Board
We believe that the Amended 2022 Stock Plan and the approval of its material terms are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended 2022 Stock Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of common stock available under the Amended 2022 Stock Plan will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our stockholders do not approve this Proposal 4, the Amended 2022 Stock Plan, the share increase described above will not become effective.
Vote Required
To approve this proposal, a majority of voting power entitled to vote thereon, present virtually or represented by proxy, at the Annual Meeting of Stockholders must vote “FOR” this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2022 STOCK INCENTIVE PLAN.

PRINCIPAL STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock and class C special stock as of March 10, 2022 with respect to:
•
each of our directors and NEOs;

•
all directors and executive officers as a group; and

•
each person who is known to own beneficially more than 5% of our common stock.

In accordance with SEC rules, each listed person’s beneficial ownership includes:
•
all shares the Stockholder actually owns beneficially or of record;

•
all shares over which the Stockholder has or shares voting or investment power; and

•
all shares the Stockholder has the right to acquire within 60 days.

Unless otherwise indicated, all shares are or will be owned directly, and the indicated person has or will have sole voting and/or investment power. Unless otherwise indicated, the address of each person listed in the table is c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Beneficial ownership is determined in accordance with the rules of the SEC. The applicable percentage of ownership for each Stockholder is based on 17,261,218 shares of common stock and 10,864 shares of class C special stock outstanding as of March 10, 2022.
	Common Stock Beneficially Owned		Class C Special Stock Beneficially Owned
Name of Beneficial Owner	Number(1)	Percent	Number(1)	Percent
5% Stockholders or holders of Class C Special Stock:
Meridian Venture Partners II, L.P.(2)	2,219,259	13.1%	—	—
BlackRock, Inc.(3)	1,686,613	10.0%	—	—
Esjay LLC(4)	1,332,620	7.9%
Louis W. Sullivan, M.D.(5)			2,777	25.6%
Hans Michael Jebsen(6)			2,777	25.6%
Angela Ho(7)			2,777	25.6%
Marcus Jebsen(8)			1,388	12.8%
Named Executive Officers and Directors:
Robert E. Brown, Jr.(9)	2,273,033	13.2%	—	—
Thomas Haughey(10)	34,836	*	—	—
David B. Nash, M.D.(11)	26,281	*	—	—
Antonio R. Pera(12)	27,725	*	—	—
Muthusamy Shanmugam(13)	1,346,080	7.8%	—	—
Renee Tannenbaum, Pharma.D.	—	*	—	—
Jeanne A. Thoma(14)	25,797	*	—	—
Patrick D. Walsh(15)	53,022	*	—	—
Nikhil Lalwani(16)	207,336	1.2%	—	—
Stephen P. Carey(17)	196,648	1.1%	—	—
Ori Gutwerg(18)	19,658	*	—	—
James G. Marken(19)	141,501	*	—	—
Christopher Mutz(20)	24,573	*	—	—
All executive officers and directors as a group (14 persons)	4,759,716	27.2%

*
Indicates beneficial ownership of less than 1%.

(1)
Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock and class C special stock subject to options or warrants currently exercisable, or exercisable within 60 days of March 10, 2022, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of common stock and class C special stock indicated. As of March 10, 2022, there were 17,343,880 shares of common stock issued, 17,261,218 shares of common stock outstanding and 10,864 shares of class C special stock issued and outstanding.

(2)
Meridian Venture Partners II GP, L.P. (“GP”) is the general partner of Meridian Venture Partners II, L.P. (“MVP II”), the record holder of the securities. Meridian Venture Partners II, Co. (“MVP Corp.”) is the general partner of GP. MVP Management Company d/b/a MVP Capital Partners, is the management company for MVP II and also renders financial and business advisory services to several of the companies in which MVP II has invested. MVP Management Company is described herein solely as a result of its affiliate relationship with MVP II, GP, MVP Corp. and Robert E. Brown, Jr., a director of the Company, who is the President, sole stockholder and sole director of MVP Corp., the sole stockholder, sole director and President of MVP Management Company, as well as a limited partner of GP and one of two principals of MVP II who are licensed by the Small Business Administration (“SBA”). SBA-licensed principals are charged with approving all investment-related decisions on behalf of small business investment companies licensed by the SBA, such as MVP II. As such, GP, MVP Corp. and Mr. Brown may be deemed to share voting and dispositive power with respect to the shares that are held of record by MVP II. 601,000 shares that are beneficially owned by MVP II are pledged as collateral for a margin loan. In addition, the institutional lender under another loan agreement has the right to require MVP II to pledge the remaining 1,618,259 shares upon the occurrence of certain events. The business address for MVP II is 259 N. Radnor-Chester Road, Suite 130, Radnor, Pennsylvania 19087.

(3)
Based solely on Schedule 13G/A filed by BlackRock, Inc. on February 7, 2022. According to the Schedule 13G/A, the address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(4)
The sole managing member of Esjay LLC is Muthusamy Shanmugam. The address of Esjay LLC is 16732 Strasbourg Lane, Delray Beach, Florida 33446.

(5)
The address of Louis W. Sullivan, M.D. is 5287 North Powers Ferry Road, Atlanta, GA 30327.

(6)
The address of Hans Michael Jebsen is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

(7)
The address of Angela Ho is c/o Jet Asia Ltd., 39/F Shun Tak Center, 200 Connaught Road Central, Hong Kong, China.

(8)
The address of Marcus Jebsen is c/o MF Jebsen International Ltd., 24/F Caroline Centre, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

(9)
These shares include (i) 2,219,259 shares of the Company’s common stock held by MVP II (see footnote 2), (ii) options held by Mr. Brown to purchase 14,802 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and (iii) 9,292 shares of unvested restricted stock. 601,000 shares that are beneficially owned by Meridian Venture Partners II GP, L.P. are pledged as collateral for a margin loan. See footnote (2) to the table above in section “Security Ownership of Certain Beneficial Owners” regarding shares pledged by MVP II.

(10)
These shares include 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 9,292 shares of unvested restricted stock.

(11)
These shares include 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 9,292 shares of unvested restricted stock.

(12)
These shares include 8,012 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 13,003 shares of unvested restricted stock.

(13)
These shares include 13,460 shares held directly by Mr. Shanmugam and 1,332,620 shares of the Company’s common stock held of record by Esjay LLC of which Mr. Shanmugam is the sole managing member. See footnote (4) above.

(14)
These shares include 8,012 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 13,003 shares of unvested restricted stock.

(15)
These shares include 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 9,292 shares of unvested restricted stock.

(16)
These shares include 44,910 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 157,876 shares of unvested restricted stock.

(17)
These shares include 84,148 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 92,522 shares of unvested restricted stock.

(18)
These shares include 6,751 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 12,907 shares of unvested restricted stock.

(19)
These shares include 27,180 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 54,976 shares of unvested restricted stock.

(20)
These shares include 8,439 shares of the Company’s common stock currently exercisable or exercisable within 60 days of March 10, 2022 and 16,134 shares of unvested restricted stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In connection with our acquisition of Novitium, we entered into employment agreements with the two executives and founders of Novitium, Muthusamy Shanmugam and Chad Gassert. Both serve as executive officers of the Company and Mr. Shanmugam was also appointed to the board of directors. Mr. Shanmugam holds an interest in Scitus Pharma Services (“Scitus”), which provides clinical research services to Novitium, SS Pharma LLC (“SS Pharma”), which acquires and supplies API to Novitium, Esjay Pharma LLC (“Esjay”), which provides research and development and facilities consulting services, and Nuray Chemical Private Limited (“Nuray”), which manufactures and supplies API to Novitium. Mr. Gassert holds an interest in Scitus. Amounts paid to these entities in the fiscal year ended December 31, 2021 are as follows: Scitus, $1,885,204; SS Pharma, $1,134,428; Esjay, $188,261; and Nuray, $2,020,490.
Policies and Procedures for Related Party Transactions
Our Board has delegated to the Audit and Finance Committee, pursuant to the terms of a written policy, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit and Finance Committee to take an action with respect to a proposed related party transaction, our Board or another committee of the Company’s Board, may approve or ratify it. No member of the Board or any committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.
The Company’s policy defines a “related party transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest.
Prior to entering into or amending any related party transaction, the party involved must provide notice to the Company’s finance department of the facts and circumstances of the proposed transaction, including:
•
The related party’s relationship to the Company and his or her interest in the transaction;

•
The material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

•
The purpose and benefits of the proposed related party transaction with respect to the Company;

•
If applicable, the availability of other sources of comparable products or services; and

An assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
If the Company’s finance department determines the proposed transaction is a related party transaction and the amount involved will or may be expected to exceed $10,000 in any calendar year, the proposed transaction is submitted to the Audit and Finance Committee for its prior review and approval or ratification. In determining whether to approve or ratify a proposed related party transaction, the Audit and Finance Committee will consider, among other things, the following:
•
The purpose of the transaction;

•
The benefits of the transaction to the Company;

•
The impact on a director’s independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, stockholder or executive officer;

•
The availability of other sources for comparable products or services;

•
The terms of the transaction; and

•
The terms available to unrelated third parties or to employees generally.

Related party transactions that involve $10,000 or less must be disclosed to the Audit and Finance Committee but are not required to be approved or ratified by the Audit and Finance Committee. We also produce quarterly reports to the Audit and Finance Committee of any amounts paid or payable to, or received or receivable from, any related party. These reports allow the Company to identify any related party transactions that were not previously approved or ratified. In that event, the transaction will be promptly submitted to the Audit and Finance Committee for consideration of all the relevant facts and circumstances, including those considered when a transaction is submitted for pre-approval. Under the Company’s policy, certain related party transactions as defined under the policy, such as certain transactions not requiring disclosure under the rules of the SEC, will be deemed to be pre-approved by the Audit and Finance Committee and will not be subject to these procedures.
OTHER MATTERS
As of the date of this Proxy Statement, there are no other matters which our management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as proxies will vote in accordance with their judgment.
ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires the Company’s directors, executive officers and any persons who own more than 10% of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on its review of the copies of such forms furnished to the Company and written representations from the directors and executive officers, the Company believes that all Section 16(a) filing requirements were timely met in from January 1, 2021 through March 25, 2022, with the exception of the following filing: Jeanne Thoma filed a Form 5 on January 28, 2022 to report a purchase of 1,500 shares of common stock on March 16, 2021.
Householding
The SEC has adopted rules that permit companies and intermediaries, including brokers, banks and other nominee record holders, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those Stockholders. This process, which is commonly referred to as “householding,” is designed to reduce duplicative mailings and save significant printing and processing costs as well as natural resources.
The Company will deliver promptly to any Stockholder upon written or oral request, a separate copy of this Proxy Statement and annual report to a Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder who wishes to receive a separate copy of this Proxy Statement and annual report, now or in the future, may obtain one, without charge, by addressing a written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623 or calling 1-866-540-7095. Stockholders can also obtain copies of this Proxy Statement and annual report on the Company’s website or on the SEC’s website. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future should contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all Stockholders at the shared address in the future.
Annual Report
Stockholders can access electronic copies of the Company’s Annual Report for the year ended December 31, 2021, together with the other proxy materials at www.proxyvote.com. A copy of the Company’s Annual Report, including the financial statements included therein, is also available without charge by visiting the Company’s website, www.anipharmaceuticals.com, or upon written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623.
Stockholder Proposals
Stockholder proposals intended to be presented in the Company’s proxy materials relating to its next annual meeting of Stockholders must be received by the Company on or before November 25, 2022, unless the date of the annual meeting in 2023 is changed by more than 30 calendar days from April 27, 2023, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Any other Stockholder proposals to be presented at the Company’s next annual meeting of Stockholders must be given in writing to the Company’s Secretary and received at the Company’s principal executive offices not later than January 27, 2023, nor earlier than December 28, 2022; provided, however, that in the event that the annual meeting is not held within 30 calendar days before or after April 27, 2023, to be timely, notice by the Stockholder must be received not later than the close of business on the tenth calendar day following the date on which the first public announcement of the date of the annual meeting was made.
For a proposal to be presented at the annual meeting, the proposal must contain specific information required by the Company’s bylaws, a copy of which may be obtained by accessing the SEC’s EDGAR filing database at www.sec.gov, the Company’s website at www.anipharmaceuticals.com, or by writing to the Company’s Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in the Company’s bylaws, it will be defective and may not be brought before the meeting. If the proposal nonetheless is brought before the annual meeting and the Chair of the annual meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.
Director Nominations
In accordance with procedures set forth in the Company’s bylaws, Stockholders may propose nominees for election to the Company’s Board only after providing timely written notice to the Company’s Secretary. To be timely, a Stockholder’s notice in the case of a regular annual meeting must have been delivered to or mailed and received at the Company’s principal executive offices on or before January 27, 2023, but not earlier than December 28, 2022; provided, however, that in the event that the annual meeting is not held within 30 days before or after April 27, 2023, to be timely, notice by the Stockholder must be received not later than the close of business on the 10th day following the date on which the first public announcement of the date of the annual meeting was made. In the case of a special meeting of Stockholders called for the purpose of electing directors, to be timely a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 10th day following the date on which the first public announcement of the date of the special meeting was made.
The notice must set forth, among other things:
•
The nominee’s name, age, business address and residence address;

•
The nominee’s principal occupation or employment;

•
The class and number of shares of the Company’s capital stock which are beneficially owned by the nominee; and

•
Any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The Nominating and Corporate Governance Committee will consider only those Stockholder recommendations whose submissions comply with these procedural requirements. The Nominating and Corporate Governance Committee will evaluate candidates recommended by Stockholders in the same manner as those recommended by others.
By Order of the Board of Directors,
Stephen P. Carey Corporate Secretary, Senior Vice President, Finance and Chief Financial Officer
March 25, 2022 Baudette, Minnesota

APPENDIX A
ANI PHARMACEUTICALS, INC. AMENDED AND RESTATED 2022 STOCK INCENTIVE PLAN
(Amended on March 24, 2022, except as to Section 4.1(a), as further provided below)
1.
Purpose of Plan.

The purpose of the ANI Pharmaceuticals, Inc. Amended and Restated 2022 Stock Incentive Plan (this “Plan”) is to advance the interests of ANI Pharmaceuticals, Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified persons to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through opportunities for equity participation in the Company, and by rewarding such individuals who contribute to the achievement of the Company’s economic objectives.
2.
Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:
2.1   “Board” means the Board of Directors of the Company.
2.2   “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.
2.3   “Cause” means “cause” as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.
2.4   “Change in Control” means an event described in Section 14.1 of the Plan; provided, however, if under an Incentive Award that is subject to Section 409A of the Code, payment or settlement is triggered by a Change in Control, such that such payment or settlement would subject the Incentive Award to taxation under Section 409A of the Code, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code.
2.5   “Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).
2.6   “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.
2.7   “Common Stock” means the common stock of the Company, par value $0.0001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.
2.8   “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.9   “Effective Date” means March 24, 2022, except as to Section 4.1(a), which shall be effective if, when and to the extent approved by the Company’s stockholders at the next annual meeting of the stockholders.
2.10   “Eligible Recipients” means (a) for the purposes of granting Incentive Stock Options, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary. Notwithstanding the foregoing, an Eligible Person shall also include any individual who is expected to become an employee of the Company or any Subsidiary or a non-employee director, consultant, advisor or independent contractor of the Company or any Subsidiary within a reasonable period of time after the grant of an Incentive Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the date such Incentive Award is granted.
2.11   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.12   “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock at the end of the regular trading session, as reported by The NASDAQ Stock Market, The New York Stock Exchange, The American Stock Exchange or any national exchange on which the Common Stock is then listed or quoted (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or, the closing sale price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code.
2.13   “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.
2.14   “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.
2.15   “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.
2.16   “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.
2.17   “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.
2.18   “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified performance objectives during a specified period. A Performance Award is also commonly referred to as a “performance unit.”
2.19   “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.
2.20   “Prior Plan Restatement” means any prior amendment and restatement of ANI Pharmaceuticals, Inc. 2008 Stock Incentive Plan.
2.21   “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and/or a risk of forfeiture.

2.22   “Retirement” means termination of employment or service at age 55 or older and completion of at least ten years of continuous service.
2.23   “Securities Act” means the Securities Act of 1933, as amended.
2.24   “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.
2.25   “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.
2.26   “Stock Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. A Stock Unit Award when payable in shares of Common Stock is also commonly referred to as a “restricted stock unit.”
2.27   “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee, provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).
2.28   “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.
3.
Plan Administration.

3.1   The Committee.   The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are “independent” as required by the listing standards of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.
3.2   Authority of the Committee.
(a)   In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.
(b)   Subject to Section 3.2(d) of the Plan, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that (i) the amended or modified terms must otherwise be permitted by the Plan as then in effect, and may not subject any Participant to taxation under Section 409A of the Code and (ii) any Participant adversely affected by such amended or modified terms must have consented to such amendment or modification.
(c)   In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225, Income Statement or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including any performance objectives) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect, including the limitations in Section 3.2(a) and 3.2(b).
(d)   Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.
(e)   In addition to the authority of the Committee under Section 3.2(b) of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e) of the Plan:

(i) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of the Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2 of the Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted). In addition, the Committee shall have no authority to grant any Incentive Award on or after April 10, 2020 that vests or becomes exercisable earlier than twelve months after such Incentive Award was granted; provided, however, that this minimum vesting condition shall not apply to (x) any Incentive Award that is outstanding on April 9, 2020, or (y) Incentive Awards granted on or after April 10, 2020 with respect to which the aggregate number of shares issuable pursuant to such Incentive Awards do not exceed 5% of the aggregate number of shares of Common Stock reserved for issuance under the Plan as of April 10, 2020 less the sum of the number of shares of Common Stock issued under the Plan prior to April 10, 2020 and the number of shares of Common Stock underlying Incentive Awards that were outstanding as of April 10, 2020 (collectively, “Exempted Awards”).
4.
Shares Available for Issuance.

4.1   Maximum Number of Shares Available; Certain Restrictions on Awards.   Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:
(a)   3,000,000, plus up to an additional 1,150,000 subject to approval of the Company’s stockholders at the next annual meeting of the stockholders, which if approved in full will result in a new aggregate share reserve of 4,150,000;
(b)   the number of shares of Common Stock subject to Incentive Awards granted under any Prior Plan Restatement that remain outstanding as of the Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock; and
(c)   the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity.
The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.
4.2   Accounting for Incentive Awards.   Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award (other than Incentive Awards granted pursuant to Section 4.1(c)) that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of the Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of the Plan will not again become available for issuance under the Plan; (ii) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under the Plan; and (iii) shares withheld by the Company to pay the exercise price of any Incentive Award or satisfy any tax withholding obligation will not again become available for issuance under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Subject to the foregoing, any shares of Common Stock related to Incentive Awards under this Plan or under any Prior Plan Restatement that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, or are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Incentive Awards not involving shares, will be available again for grant under this Plan.
4.3   Adjustments to Shares and Incentive Awards.   In the event that the Committee determines that any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar corporate transaction or change in the corporate structure or shares of the Company affects the Common Stock, such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided or made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and kind of securities or other property with respect to which Incentive Awards may be granted, (b) the number and kind of securities or property subject to outstanding Incentive Awards, and (c) the exercise price of outstanding Options and Stock Appreciation Rights or, if it deems it appropriate, the Committee may make provision for a cash payment to the holders of outstanding Incentive Awards. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or Stock Appreciation Rights to the extent that such adjustment would cause the Option or Stock Appreciation Rights (determined as if such Option or Stock Appreciation Right was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Participant to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
5.
Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.
6.
Options.

6.1   Grant.   An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
6.2   Exercise Price.   The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.
6.3   Exercisability and Duration.   An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after ten (10) years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).
6.4   Payment of Exercise Price.
(a)   The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods.
(b)   In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of the Plan.
(c)   Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.
6.5   Manner of Exercise.   An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Baudette, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.
7.
Stock Appreciation Rights.

7.1   Grant.   An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
7.2   Exercise Price.   The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.
7.3   Exercisability and Duration.   A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant;

provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.
7.4   Grants in Tandem with Options.   Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, at the time of grant of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.
8.
Restricted Stock Awards.

8.1   Grant.   An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.
8.2   Rights as a Stockholder; Transferability.   Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.
8.3   Dividends and Distributions.   Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.
8.4   Enforcement of Restrictions.   To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificate less book-entry stock account with the Company’s transfer agent.
9.
Stock Unit Awards.

An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.
10.
Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
11.
Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
12.
Effect of Termination of Employment or Other Service.   The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of the Plan.

12.1   Termination Due to Death, Disability or Retirement.   In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:
(a)   All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;
(b)   All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and
(c)   All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.
12.2   Termination for Reasons Other than Death, Disability or Retirement.   Subject to Section 12.4 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):
(a)   All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;
(b)   All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and
(c)   All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.
12.3   Modification of Rights Upon Termination.   Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that any such action adversely affecting any outstanding Incentive

Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan).
12.4   Effects of Actions Constituting Cause.   Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3 of the Plan, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award, Performance Award or Stock Bonus for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.
12.5   Determination of Termination of Employment or Other Service.
(a)   The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.
(b)   The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).
(c)   Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.
(d)   Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code shall be treated as a termination of employment or service, as the case may be.
12.6   Breach of Employment, Consulting, Confidentiality or Non-Compete Agreements.    Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that a Participant materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.
13
Payment of Withholding Taxes.

13.1   General Rules.   The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation, will be valued at their Fair Market Value on the Tax Date. No withholding will be effected under this Plan which exceeds the minimum statutory withholding requirements.
13.2   Special Rules.   The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.
14.
Change in Control.

14.1   A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
(a)   the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;
(b)   the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;
(c)   any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors, or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);
(d)   a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);
(e)   the Continuity Directors cease for any reason to constitute at least a majority of the Board; or
(f)   any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

For purposes of this Section 14, “Continuity Directors” of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).
14.2   Vesting Upon a Change in Control.   For Incentive Awards granted under the Plan on or after March 24, 2022, if a Change in Control occurs prior to the date on which an Incentive Award is vested and prior to the Participant’s separation from service, if such Incentive Award remains outstanding following the Change in Control (whether by substitution with another award or otherwise), and if there is a termination of the Participant’s employment or service with the Company and any subsidiary (or any successor) without “Good Cause” or without “Cause,” (as defined in any agreement between the Participant and the Company, or if not so defined, without “Cause” as defined in the Plan), or a constructive termination, including a resignation by the Participant for “Good Reason” (as may be defined in any agreement between the Participant and the Company) at any time within the twenty-four (24) months following the Change in Control, then the following shall apply:
•
All outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable; and

•
All Incentive Awards that are Restricted Stock Award, Stock Unit Award, Performance Award and/or Stock Bonus (“Full Value Awards”) shall become fully vested and the Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the Plan and the applicable Award Agreement.

14.3   Cash Payment.
(a)   In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), each outstanding Incentive Award (including the portion of the award that is not otherwise exercisable or non-forfeitable) shall automatically lapse without the consent of any Participant, unless pursuant to the terms of such Corporate Transaction the outstanding Incentive Award is required or permitted to remain outstanding or is assumed by the surviving company (or its parent company) or replaced with an equivalent Incentive Award granted by the surviving company (or its parent company) in substitution for such outstanding Incentive Award. If an Incentive Award lapses pursuant to the preceding sentence because it was not assumed or substituted for connection with the Corporate Transaction, then (i) all the Participant’s Options and Stock Appreciation Rights shall become immediately vested and exercisable immediately prior to the consummation of the Corporate Transaction; (ii) all time-based vesting requirements on Participant’s Full Value Awards shall be deemed to be satisfied in full; and (iii) with respect to each Full Value Award, the Committee shall determine the extent to which performance conditions are met considering actual performance and/or the passage of time, in accordance with the terms of the Plan and the applicable Award Agreement. After giving effect to the vesting acceleration described herein, the Committee shall either (i) allow all Participants to exercise all such Options and Stock Appreciation Rights to the extent vested and exercisable as of the consummation of such Corporate Transaction within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Incentive Awards that remain unexercised or which are not otherwise vested upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding Incentive Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Participant would have received (net of the exercise price) with respect to such vested Incentive Awards had such Options and Stock Appreciation Rights been exercised and such other vested Incentive Awards settled immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Incentive Award lapses upon consummation of a Corporate Transaction and such award is not vested and non-forfeitable or the exercise price with respect to any outstanding Option or Stock Appreciation Right exceeds the Fair Market Value of the Common Stock immediately prior to the consummation of the Corporation Transaction, such Incentive Awards shall be cancelled without any payment to the Participant.

(b)   Liquidation or Dissolution of the Company.   In the event of the proposed dissolution or liquidation of the Company, each Incentive Award will terminate immediately upon consummation of such proposed action, unless otherwise provided by the Committee. Any Incentive Awards that is not vested and non-forfeitable as of the consummation of such proposed action and any Options or Stock Appreciation Rights that remain unexercised upon consummation of such proposed action shall be cancelled without any payment to the Participant.
(c)   Special Provisions for Incentive Awards Subject to Section 409A of the Code.   Notwithstanding the foregoing provisions of this Section 14.3, if an Incentive Award is subject to Section 409A of the Code, no payment of cash or other property shall be made with respect to such Incentive Award until the earlier of a Change in Control within the meaning of Section 409A of the Code or such time as such Incentive Award would have otherwise settled in the absence of a Corporate Transaction.
15.   Rights of Eligible Recipients and Participants; Transferability.
15.1   Employment or Service.   Nothing in the Plan will interfere with or limit in any way the right of the Company or any
Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.
15.2   Rights as a Stockholder; Dividends.   As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.
15.3   Restrictions on Transfer.
(a)   Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.
(b)   A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.
(c)   Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
15.4   Non-Exclusivity of the Plan.   Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.
16.
Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
17.
Compliance with Section 409A.

It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 17 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless and only to the extent permitted under Section 409A of the Code.
18.
Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under Section 3.2(e) of the Plan, the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of the Plan) or to modify Section 3.2(d) of the Plan. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan.

19.
Effective Date and Duration of the Plan.

The Plan will be effective as of the Effective Date and will terminate on June 4, 2030, if not terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.
20.
Miscellaneous.

20.1   Dividend Equivalents.   Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards.
20.2   Fractional Shares.   No fractional shares of Common Stock will be issued or delivered under the Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid.
20.3   Governing Law.   Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.
20.4   Successors and Assigns.   The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.
20.5   Construction.   Wherever possible, each provision of the Plan and any agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdiction.

Executive Officer
ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
Participant:
You have been granted an Option to purchase Common Stock (“Shares”) of ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of this Notice of Stock Option Grant (the “Notice of Grant”), the ANI Pharmaceuticals, Inc. Amended and Restated 2022 Stock Incentive Plan (the “Plan”) and the attached Stock Option Agreement (which includes the Country-Specific Addendum, the “Award Agreement”), as set forth below. Unless otherwise defined herein, the terms used in this Notice of Grant shall have the meanings defined in the Plan.
Date of Grant:
Exercise Price per Share:	USD $
Total Number of Shares:
Total Exercise Price:	USD $
Type of Option:	Incentive Stock Option*
Non-Statutory Stock Option
* If this Option was granted by the Company as an Incentive Stock Option, this Option shall be treated as an Incentive Stock Option to the maximum extent permitted by Applicable Laws (as defined in the Award Agreement).
Term/Expiration Date:	years /
Vesting Commencement Date:
Vesting Schedule:	[TBD]

Termination Period:	This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death, Disability, Retirement or for Cause. If Participant’s relationship as a Service Provider is terminated as a result of Participant’s death, Disability or Retirement, this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. If Participant’s relationship as a Service Provider is terminated for Cause, this Option (including any vested and exercisable portion thereof) shall immediately terminate in its entirety upon the Participant’s being first notified of such termination for Cause and Participant will be prohibited from exercising this Option from and after the date of such termination. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 14.3 of the Plan.
Transferability:	Participant may not transfer this Option except as set forth in Section 8 of the Award Agreement (subject to compliance with Applicable Laws).
Special Provision(s):
This Option shall be subject to any vesting and exercisability acceleration set forth in a written agreement between Participant and the Company (a “Written Agreement”), provided however, that, other than pursuant to Section 14.3 of the Plan, any provision in a Written Agreement providing for the immediate vesting and exercisability acceleration upon the consummation of a Change in Control without an accompanying qualifying termination of employment by the Participant (referred to as, the “Single-Trigger Acceleration”) shall not apply to this Option.
In addition, if Participant ceases to be a Service Provider with the Company and all Subsidiaries as a result of the Participant’s death or Disability, any Shares scheduled to vest on the first Vesting Date following such termination shall immediately vest and become exercisable upon the Termination Date.

By accepting this Option (whether electronically or otherwise), Participant acknowledges and agrees to the following:
1.   This Option is governed by the terms and conditions of this Award Agreement and the Plan. In the event of a conflict between the terms of the Plan and this Award Agreement, the terms of the Plan will prevail.
2.   Participant has received a copy of the Plan, the Award Agreement, the Plan prospectus, the Company’s Insider Trading Policy and the Company’s Clawback Policy (if any) and represents that Participant has read these documents and is familiar with their terms. Participant further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee (or its delegees) regarding any questions relating to this Option and the Plan.
3.   The vesting and exercisability of the Option is subject to Participant’s continuous status as a Service Provider, which is for an unspecified duration and may be terminated at any time, with or without Cause, and nothing in the Award Agreement or the Plan changes the nature of that relationship. Any unvested and unexercisable Options will be automatically forfeited upon the cessation of the Participant’s status as a Service Provider without further notice or any payment in connection with such forfeiture.
4.   The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding participation in the Plan. Participant should consult with his or her own personal tax, legal, and financial advisors regarding participation in the Plan before taking any action related to the Plan.

5.   Participant consents to electronic delivery, acceptance of terms and conditions and participation as set forth in the Award Agreement.
PARTICIPANT:	ANI PHARMACEUTICALS, INC.
Signature	Stephen P. Carey Senior Vice President, Finance and Chief Financial Officer
Print Name

ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT
1.   Grant of Option.   The Company hereby grants to the individual (the “Participant”) named in the Notice of Stock Option Grant (the “Notice of Grant”) an option (the “Option”) under the ANI Pharmaceuticals, Inc. Amended and Restated 2022 Stock Incentive Plan (the “Plan”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions set forth in the Notice of Grant, this Stock Option Agreement (the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to Section 20 below, if there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail. For purposes of the Notice of Grant and this Award Agreement, “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Company’s Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Subsidiary, as such laws, rules, and regulations shall be in effect from time to time.
If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO to the maximum extent permitted under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). However, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Statutory Stock Option (“NSO”) granted under the Plan. In no event will the Committee, the Company or any Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
2.   Vesting Schedule.   Except as provided in Section 3, the Option awarded by this Award Agreement will vest and become exercisable in accordance with the Vesting Schedule set forth in the Notice of Grant. Options scheduled to vest and become exercisable on a certain date or upon the occurrence of a certain condition will not vest or become exercisable in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously providing services to the Company or any Subsidiary as an employee, director, officer, consultant, advisor or independent contractor (a “Service Provider”) from the date of grant until the date such vesting and exercisability occurs.
(a)   Termination as Service Provider.   Participant will cease to be a Service Provider for purposes of this Option on the day that Participant no longer actively provides services to the Company or any Subsidiary as an employee, director, officer, consultant, advisor or independent contractor (except, in certain circumstances, to the extent Participant is on a Company-approved leave of absence and subject to any Company policy or Applicable Laws regarding such leaves). Participant will not be considered to be a Service Provider during any notice period or “garden leave” that may be required contractually or under any Applicable Laws. Notwithstanding the foregoing, the Committee (or any delegate) shall have the sole and absolute discretion to determine when Participant is no longer providing active services for purposes of this Award Agreement and participation in the Plan. The date Participant ceases to be a Service Provider is referred to herein as the “Termination Date.” Following the Termination Date, Participant may exercise the Option only as set forth in the Notice of Grant and this Section 2(a). Unless otherwise provided by the Committee, if on the Termination Date the Option is not vested and exercisable as to all its Shares, the Shares that are not then vested and exercisable will revert to the Plan. If Participant does not exercise the Option within the termination period set forth in the Notice of Grant or below, the Option will terminate and the Shares subject to the Option will revert to the Plan. In no event may the Option be exercised after the Expiration Date set forth in the Notice of Grant.
(i)   General Termination.   In the event Participant ceases to be a Service Provider for any reason other than as a result of Participant’s Disability, death, Retirement or termination for

Cause, Participant may, to the extent the Option is then vested and exercisable, exercise this Option during the termination period set forth in the Notice of Grant, or in the absence of a specified time, within three (3) months following the Termination Date.
(ii)   Termination upon Disability or Retirement of Participant.   In the event Participant ceases to be a Service Provider as a result of Participant’s Disability or Retirement, Participant may, to the extent the Option is then vested and exercisable, exercise this Option within twelve (12) months following the Termination Date.
(iii)   Death of Participant.   In the event Participant ceases to be a Service Provider as a result of Participant’s death, or in the event of Participant’s death within three (3) months following Participant’s Termination Date, to the extent this Option is vested and exercisable on the Termination Date, this Option may be exercised within twelve (12) months following the Termination Date, or if later, twelve (12) months following the date of death, by any beneficiaries designated in accordance with Section 15.3(b) of the Plan or, if there are no such beneficiaries, by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance.
(iv)   Termination for Cause.   In the event Participant’s relationship as a Service Provider is terminated for Cause, this Option (including any vested and exercisable portion thereof) shall immediately terminate in its entirety upon the first notification to Participant of such termination for Cause. If Participant’s relationship as a Service Provider is suspended pending an investigation of whether Participant will be terminated for Cause, all Participant’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation for a period of up to days.
(b)   Actions Constituting Cause.   In the event that Participant is determined by the Committee, in its sole discretion, to have committed any action that would constitute Cause, irrespective of whether such action or the Committee’s determination occurs before or after Participant’s Termination Date, all rights of the Participant under the Plan, in any Incentive Award granted under the Plan, including this Option (and including any vested and exercisable portion thereof), and under any agreement evidencing any Incentive Award then held by Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of this Option for a period of up to 45 days in order for the Committee to make a determination as to the existence of Cause.
(c)   Change in Control.   If a Change in Control (as defined in the Plan) of the Company occurs, the Committee, in its sole discretion and without the consent of the Participant, may determine that the Participant will receive, with respect to some or all of the Option Shares, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such Option Shares immediately prior to the effective date of such Change in Control of the Company over the option exercise price per share of this Option (or, in the event that there is no excess, that this Option will be terminated). Other than pursuant to Section 14.3 of the Plan, if a Change in Control of the Company occurs, in no event, however, shall the Option be eligible for immediate vesting and exercisability acceleration upon the consummation of a Change in Control regardless of whether or not Participant has a qualifying termination of employment (referred to as, the “Single-Trigger Acceleration”) and any provision set forth in a written agreement between Participant and the Company providing for Single-Trigger Acceleration shall not apply to this Option.
(d)   Breach of Agreements or Policies.   Notwithstanding anything in this Award Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan and Section 2(b) above, in the event that Participant materially breaches the terms of any employment, consulting, advisory, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, advisory, confidentiality or non-compete agreement made in connection with the grant of the Option), whether such breach occurs before or after the Termination Date, the Committee in its sole discretion may require the Participant to surrender this Option and/or the Shares issued upon the exercise of this Option, and to disgorge any profits (however defined by the Committee), made or realized by Participant in connection with this Option or any

Shares issued upon the exercise of this Option. In addition, this Option will be subject to the terms and conditions of any clawback policy as may be established and/or amended from time to time by the Company.
(e)   Change in Time Commitment.   In the event Participant’s regular level of time commitment in the performance of his or her services for the Company or any Subsidiaries is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of an Option, the Committee in its sole discretion, may (i) make a corresponding reduction in the number of Shares of the Option that is scheduled to vest and become exercisable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the Vesting Schedule applicable to the Option (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Participant will have no right with respect to any portion of the Option that is so amended.
3.   Exercise of Option.
(a)   Right to Exercise.   This Option may be exercised only within the term set forth in the Notice of Grant and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
(b)   Method of Exercise.   This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), or in a manner and pursuant to such procedures as the Committee may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. In the event that the Option is being exercised as provided by the Plan and Section 2(a) above by any person or persons other than the Participant, the Exercise Notice must be accompanied by appropriate proof of right of such person or persons to exercise the Option. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined below) required to be withheld, paid or provided pursuant to any Applicable Laws. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price, any such Tax-Related Items and any other requirements or restrictions that may be imposed by the Company to comply with Applicable Laws or facilitate administration of the Plan. Notwithstanding the above, Participant understands that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting and exercisability, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent the exercise of this Option, and neither the Company nor any Subsidiary assumes any liability in relation to this Option in such case.
4.   Method of Payment.   Unless otherwise elected by Participant, payment of the aggregate Exercise Price will be made via a “net exercise” of the Option in which the Company will not require a payment of the Exercise Price, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value on the exercise date that is equal to or less than the aggregate Exercise Price. Upon election by Participant, payment of the aggregate Exercise Price can also be made by any of the following, or a combination thereof:
(a)   cash (in U.S. dollars; including check, bank draft or money order); or
(b)   tender of a Broker Exercise Notice.
Participant understands and agrees that, unless otherwise permitted by the Company, any cross-border remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require the Participant to provide such entity with certain information regarding the transaction.
5.   Tax Obligations.   Regardless of any action the Company or Participant’s employer or former employer, if applicable (the “Employer”) takes with respect to any or all applicable national, local, or other tax or social contribution, withholding, required deductions, or other payments, if any, that arise upon the grant, vesting, or exercise of this Option, the holding or subsequent sale of Shares, and the receipt of dividends, if any, or otherwise in connection with this Option or the Shares (“Tax-Related Items”), Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and may exceed any amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that are the specific obligation of the Company or a Subsidiary or Employer pursuant to Applicable Laws) such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Participant further acknowledges that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the grant, vesting and exercisability, or exercise of the Option, the subsequent sale of Shares acquired under the Plan and the receipt of dividends, if any; and (b) do not commit to and are under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items, or achieve any particular tax result. Participant also understands that Applicable Laws may require varying Share or Option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws. Further, if Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax- Related Items in more than one jurisdiction.
6.   Tax-Related Items.
(a)   Satisfaction of Tax-Related Items.   As a condition to the grant, vesting and exercisability, and exercise of this Option and in accordance with Section 13 of the Plan, Participant hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Employer for) any Tax-Related Items. No payment will be made to Participant (or his or her estate or beneficiary) related to an Option, and no Shares will be issued pursuant to an Option, unless and until satisfactory arrangements (as determined by the Company) have been made by Participant with respect to the payment of any Tax-Related Items obligations of the Company and/or any Subsidiary or Employer with respect to the grant, vesting or exercise of the Option. Unless otherwise elected by Participant, payment of the aggregate Tax-Related Items will be made via a “net exercise” of the Option in which the Company will not require a payment of the Exercise Price, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value on the exercise date that is equal to or less than amount necessary to satisfy the obligations with regard to all Tax-Related Items. Upon election by Participant, payment of the Tax-Related Items can also be made by any of the following, or a combination thereof:
(i)   cash (in U.S. dollars; including check, bank draft or money order); or
(ii)   tender of a Broker Exercise Notice.
If the obligation for Tax-Related Items is satisfied by withholding Shares, the Participant is deemed to have been issued the full number of Shares purchased for tax purposes, notwithstanding that a number of Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of the Participant’s participation in the Plan. Participant shall pay to the Company or a Subsidiary or Employer any amount of Tax-Related Items that the Company, Subsidiary or Employer may be required to withhold, pay or otherwise provide for as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described in this paragraph 6. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
(b)   Notice of Disqualifying Disposition of ISO Shares.   If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the date of grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.
(c)   Code Section 409A (Applicable Only to Participants Subject to U.S. Taxes).   Under Code Section 409A, an option that is granted with an Exercise Price per Share that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the Exercise Price per Share of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with an Exercise Price per Share that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.
7.   Incentive Stock Option Provisions.
(d)   $100,000 USD Limitation.   Each Option is designated in the Notice of Grant as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds one hundred thousand United States Dollars (USD $100,000), such Options will be treated as Non-Statutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options will be taken into account in the order in which they were granted.
(e)   Term of Option.   The term of the Option is stated in the Notice of Grant. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.
(f)   Option Exercise Price.   In the case of an Incentive Stock Option:
(iii)   granted to an employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price per Share will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and
(iv)   granted to any employee other than an employee described in subparagraph (i) immediately above, the Exercise Price per Share will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(g)   Leaves of Absence.   If an employee of the Company or any Subsidiary is holding an Incentive Stock Option and is on a Company-approved leave of absence that exceeds three (3) months, then, for purposes of Incentive Stock Option status only, such employee’s service as an employee shall be deemed terminated on the first (1st) day following such three (3) month period, and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Non-Statutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
8.   Non-Transferability of Option.   This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. Participant will, however, be entitled to designate a beneficiary to receive this Option upon such Participant’s death, and, in the event of the Participant’s death, the exercise of this Option (to the extent permitted pursuant to Section 3(b) above) may be made by Participant’s legal representatives, heirs and legatees.
9.   Rights as Stockholder.   Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares unless and until such Shares will have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). After such issuance, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, but prior to such issuance, Participant will not have any rights to dividends and/or distributions on such Shares.
10.   No Guarantee of Continued Service or Grants.   PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING AND EXERCISABILITY OF SHARES PURSUANT TO THE VESTING SCHEDULE IN THE NOTICE OF GRANT SHALL OCCUR ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER OR CONTRACTING ENTITY (AS APPLICABLE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER OR THE COMPANY OR SUBSIDIARY TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE (SUBJECT TO LOCAL APPLICABLE LAWS).
11.   Nature of Grant.   In accepting the Option, Participant acknowledges, understands and agrees that:
(a)   the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;
(b)   the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options even if Options have been granted repeatedly in the past;
(c)   all decisions with respect to future awards of Options, if any, will be at the sole discretion of the Company;
(d)   Participant’s participation in the Plan is voluntary;
(e)   the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or the Employer, and that are outside the scope of Participant’s employment contract, if any;
(f)   the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation;
(g)   the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, or end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer, subject to Applicable Laws;
(h)   the future value of the underlying Shares is unknown and cannot be predicted with certainty; further, if Participant exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;

(i)   Participant also understands that neither the Company nor any Subsidiary is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder);
(j)   in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of service or employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of Applicable Laws, including, without limitation, applicable local labor laws), and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and
(k)   the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.
12.   Additional Conditions to Issuance of Stock.   If at any time the Company will determine, in its discretion, that the listing, registration, qualification or compliance of the Shares upon or with any securities exchange or under any Applicable Laws, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the grant or vesting of the Option or purchase by, or issuance of Shares to, Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any Applicable Laws. Assuming such compliance, for purposes of the Tax-Related Items, the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares. The Company shall not be obligated to issue any Shares pursuant to this Option at any time if the issuance of Shares, or the exercise of an Option by Participant, violates or is not in compliance with any Applicable Laws.
13.   Imposition of Other Requirements.   The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any Applicable Laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant understands that the Applicable Laws of the country in which he or she is resident at the time of grant, vesting, and/or exercise of this Option or the holding or disposition of Shares (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option or may subject Participant to additional procedural or regulatory requirements he or she is solely responsible for and will have to independently fulfill in relation to this Option or the Shares. Notwithstanding any provision herein, this Option and any Shares shall be subject to any special terms and conditions or disclosures as set forth in any addendum (the “Country-Specific Addendum,” which forms part this Award Agreement) or in any Sub-Plan to the Plan for Participant’s country. Participant also understands and agrees that if he works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or company policies of another jurisdiction at any time, certain sub-plans, country-specific notices, disclaimers and/or terms and conditions may apply to him as from the date of grant, unless otherwise determined by the Company in its sole discretion.
14.   Committee Authority.   The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination regarding whether any Shares subject to the Option have vested and become exercisable). All actions taken, and all interpretations and determinations made, by the Committee in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
15.   No Advice Regarding Grant.   The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or

Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
16.   Data Privacy.   Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Personal Data (as described below) by and among, as applicable, the Company, any Subsidiary, or third parties as may be selected by the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that refusal or withdrawal of consent will affect Participant’s ability to participate in the Plan; without providing consent, Participant will not be able to participate in the Plan or realize benefits (if any) from the Option.
Participant understands that the Company and any Subsidiary, or designated third parties may hold personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”). Participant understands that Personal Data may be transferred to any Subsidiary, or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Participant’s country (if different than the United States), or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. In particular, the Company may transfer Personal Data to the broker or stock plan administrator assisting with the Plan, to its legal counsel and tax/accounting advisor, and to the Subsidiary or entity that is Participant’s employer and its payroll provider.
Participant should also refer to any data privacy policy implemented by the Company (which will be available to Participant separately and may be updated from time to time) for more information regarding the collection, use, storage, and transfer of Participant’s Personal Data.
17.   Address for Notices.   Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Secretary at ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, MN 56623, or at such other address as the Company may hereafter designate in writing.
18.   Binding Agreement.   Subject to the limitation on the transferability of this Option contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
19.   Plan Governs.   This Award Agreement is subject to all terms and provisions of the Plan. If there is a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
20.   Corporate Records Control.   In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant of this Option contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
21.   Electronic Delivery and Acceptance.   By accepting this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents (a) to the electronic delivery of the Award Agreement, the Plan, account statements, Plan prospectuses, and all other documents, communications and information related to the Option, Shares and Participant’s current or future participation in the Plan, and (b) to the use of electronic signatures and acceptances (including click-through acceptances) of terms and conditions. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service, or email to Sherri Bitter, VP of Human Resources.
22.   Translation.   If Participant has received this Award Agreement, including appendices, or any other document related to the Plan or the Option translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.
23.   Captions.   Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.   Agreement Severable.   If any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
25.   Modifications to the Agreement.   This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection to this Option.
26.   Amendment, Suspension or Termination of the Plan.   By accepting this Incentive Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
27.   Governing Law and Venue.   This Award Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware and agree that such litigation will be conducted in the courts of Delaware, or the federal courts for the United States for the District of Delaware and no other courts.
***

Country-Specific Addendum
This Addendum includes additional country-specific notices, disclaimers, and/or terms and conditions that apply to Participants who are working or residing in the countries listed below, if any, and that may be material to their participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, as from the date of grant, if Participant moves to or otherwise is or becomes subject to the Applicable Laws or company policies of any country listed below. However, because foreign exchange regulations and other local laws are subject to frequent change, Participant is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or exercising an Option or holding or selling Shares acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s acceptance of the Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan, the Notice of Grant and the Award Agreement. This Addendum forms part of the Award Agreement and should be read in conjunction with the Award Agreement and the Plan.
Securities Law Notice: Unless otherwise noted, neither the Company nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Award Agreement (of which this Addendum is a part), the Notice of Grant, the Plan and any other communications or materials that Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in Participant’s jurisdiction.
Canada
Plan Matters
In the case of an Eligible Recipient who is a resident of Canada for purposes of the Income Tax Act (Canada), the following provisions shall apply:
1. All Options shall be treated as Non-Statutory Stock Options.
2. Shares issuable upon the exercise or settlement of an Option shall be newly and previously unissued shares of the applicable capital stock.
3. The reference to “the Code” in the definition of “Tax Date” in the Plan shall be replaced with “the Income Tax Act (Canada)”.
4. If the number of Shares issuable upon the exercise of all or a part of an Option would, but for Section 4.3 of the Plan, result in the issuance of fractional Shares, the number of Shares so issuable shall be rounded down to the nearest whole number.
5. Notwithstanding Sections 4 and 6 of the Award Agreement, payment of the aggregate Exercise Price and/or aggregate Tax-Related Items will be made via a “net exercise” of the Options only with the consent and agreement of the Participant. In the event the Participant agrees to such a “net exercise”, the Corporation agrees that an election pursuant to subsection 110(1.1) of the Income Tax Act (Canada) will be made in respect of the Options.
6. Section 14.3(a)(ii) of the Plan shall be replaced with “(ii) in the case of Options, exchange any or all outstanding Options for similar rights having a value not exceeding an amount equal to the amount the Participant would have received (net of the exercise price) with respect to such vested Options had such Options been exercised immediately prior to the consummation of the Corporate Transaction.”
Securities Law Notice
The security represented by this Option was issued pursuant to an exemption from the prospectus requirements of applicable securities legislation in Canada. Participant acknowledges that as long as the Company is not a reporting issuer in any jurisdiction in Canada, the Option and the underlying Shares will be subject to an indefinite hold period in Canada and subject to restrictions on their transfer in Canada. Subject to the terms and conditions of the Agreement and applicable securities laws, Participant is permitted to sell Shares provided the sale of such Shares takes place outside of Canada.
Foreign Share Ownership Reporting
If Participant is a Canadian resident, Participant’s ownership of certain foreign property (including shares of foreign corporations) in excess of CAD $100,000 may be subject to ongoing annual reporting obligations. Participant should refer to CRA Form T1135 (Foreign Income Verification Statement) and consult Participant’s tax advisor for further details. It is Participant’s responsibility to comply with all applicable tax reporting requirements.
Quebec: Consent to Receive Information in English
The following applies if Participant is a resident of Quebec: The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la redaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

EXHIBIT A
ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
EXERCISE NOTICE
ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, MN 56623
Attention:
1.   Exercise of Option.   Effective as of today,                 ,           , the undersigned (“Purchaser”) hereby elects to purchase,                 ,  shares (the “Shares”) of the Common Stock of ANI Pharmaceuticals, Inc. (the “Company”) under and pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), the Notice of Stock Option Grant and the Stock Option Agreement dated                 ,           (the “Award Agreement”). The purchase price for the Shares will be USD $      ,  as required by the Award Agreement.
2.   Delivery of Payment.   Purchaser herewith delivers to the Company, or otherwise makes adequate arrangements satisfactory to the Company, the full purchase price of the Shares and any Tax-Related Items (as defined in the Agreement) to be paid in connection with the exercise of the Option.
3.   Representations of Purchaser.   Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
4.   Rights as Stockholder.   Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 4.3 of the Plan.
5.   Tax Consultation.   Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.   Entire Agreement; Governing Law.   The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

Submitted by:	Accepted by:
PURCHASER:	ANI PHARMACEUTICALS, INC.
Signature
Print Name
Date Received

Employee
ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
Participant:
You have been granted an Option to purchase Common Stock (“Shares”) of ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of this Notice of Stock Option Grant (the “Notice of Grant”), the ANI Pharmaceuticals, Inc. Amended and Restated 2022 Stock Incentive Plan (the “Plan”) and the attached Stock Option Agreement (which includes the Country-Specific Addendum, the “Award Agreement”), as set forth below. Unless otherwise defined herein, the terms used in this Notice of Grant shall have the meanings defined in the Plan.
Date of Grant:
Exercise Price per Share:	USD $
Total Number of Shares:
Total Exercise Price:	USD $
Type of Option:	Incentive Stock Option*
Non-Statutory Stock Option
* If this Option was granted by the Company as an Incentive Stock Option, this Option shall be treated as an Incentive Stock Option to the maximum extent permitted by Applicable Laws (as defined in the Award Agreement).
Term/Expiration Date:	years /
Vesting Commencement Date:
Vesting Schedule:	[TBD]

Termination Period:	This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death, Disability, Retirement or for Cause. If Participant’s relationship as a Service Provider is terminated as a result of Participant’s death, Disability or Retirement, this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. If Participant’s relationship as a Service Provider is terminated for Cause, this Option (including any vested and exercisable portion thereof) shall immediately terminate in its entirety upon the Participant’s being first notified of such termination for Cause and Participant will be prohibited from exercising this Option from and after the date of such termination. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in

Section 14.3 of the Plan.
Transferability:	Participant may not transfer this Option except as set forth in Section 8 of the Award Agreement (subject to compliance with Applicable Laws).
Special Provision(s):
Other than pursuant to Section 14.3 of the Plan, in no event shall the Option be eligible for immediate vesting acceleration upon the consummation of a Change in Control without an accompanying qualifying termination of employment by the Participant (referred to as, the “Single-Trigger Acceleration”) and any provision in a written agreement between Participant and the Company providing for Single-Trigger Acceleration shall not apply to the Option.

By accepting this Option (whether electronically or otherwise), Participant acknowledges and agrees to the following:
1.   This Option is governed by the terms and conditions of this Award Agreement and the Plan. In the event of a conflict between the terms of the Plan and this Award Agreement, the terms of the Plan will prevail.
2.   Participant has received a copy of the Plan, the Award Agreement, the Plan prospectus, the Company’s Insider Trading Policy and the Company’s Clawback Policy (if any) and represents that Participant has read these documents and is familiar with their terms. Participant further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee (or its delegees) regarding any questions relating to this Option and the Plan.
3.   The vesting and exercisability of the Option is subject to Participant’s continuous status as a Service Provider, which is for an unspecified duration and may be terminated at any time, with or without Cause, and nothing in the Award Agreement or the Plan changes the nature of that relationship. Any unvested and unexercisable Options will be automatically forfeited upon the cessation of the Participant’s status as a Service Provider without further notice or any payment in connection with such forfeiture.
4.   The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding participation in the Plan. Participant should consult with his or her own personal tax, legal, and financial advisors regarding participation in the Plan before taking any action related to the Plan.
5.   Participant consents to electronic delivery, acceptance of terms and conditions and participation as set forth in the Award Agreement.

PARTICIPANT:	ANI PHARMACEUTICALS, INC.
Signature
Print Name

ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT
1.   Grant of Option.   The Company hereby grants to the individual (the “Participant”) named in the Notice of Stock Option Grant (the “Notice of Grant”) an option (the “Option”) under the ANI Pharmaceuticals, Inc. Amended and Restated 2022 Stock Incentive Plan (the “Plan”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions set forth in the Notice of Grant, this Stock Option Agreement (the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to Section 20 below, if there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail. For purposes of the Notice of Grant and this Award Agreement, “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Company’s Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Subsidiary, as such laws, rules, and regulations shall be in effect from time to time.
If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO to the maximum extent permitted under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). However, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Statutory Stock Option (“NSO”) granted under the Plan. In no event will the Committee, the Company or any Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
2.   Vesting Schedule.   Except as provided in Section 3, the Option awarded by this Award Agreement will vest and become exercisable in accordance with the Vesting Schedule set forth in the Notice of Grant. Options scheduled to vest and become exercisable on a certain date or upon the occurrence of a certain condition will not vest or become exercisable in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously providing services to the Company or any Subsidiary as an employee, director, officer, consultant, advisor or independent contractor (a “Service Provider”) from the date of grant until the date such vesting and exercisability occurs.
(a)   Termination as Service Provider.   Participant will cease to be a Service Provider for purposes of this Option on the day that Participant no longer actively provides services to the Company or any Subsidiary as an employee, director, officer, consultant, advisor or independent contractor (except, in certain circumstances, to the extent Participant is on a Company-approved leave of absence and subject to any Company policy or Applicable Laws regarding such leaves). Participant will not be considered to be a Service Provider during any notice period or “garden leave” that may be required contractually or under any Applicable Laws. Notwithstanding the foregoing, the Committee (or any delegate) shall have the sole and absolute discretion to determine when Participant is no longer providing active services for purposes of this Award Agreement and participation in the Plan. The date Participant ceases to be a Service Provider is referred to herein as the “Termination Date.” Following the Termination Date, Participant may exercise the Option only as set forth in the Notice of Grant and this Section 2(a). Unless otherwise provided by the Committee, if on the Termination Date the Option is not vested and exercisable as to all its Shares, the Shares that are not then vested and exercisable will revert to the Plan. If Participant does not exercise the Option within the termination period set forth in the Notice of Grant or below, the Option will terminate and the Shares subject to the Option will revert to the Plan. In no event may the Option be exercised after the Expiration Date set forth in the Notice of Grant.
(i)   General Termination.   In the event Participant ceases to be a Service Provider for any reason other than as a result of Participant’s Disability, death, Retirement or termination for

Cause, Participant may, to the extent the Option is then vested and exercisable, exercise this Option during the termination period set forth in the Notice of Grant, or in the absence of a specified time, within three (3) months following the Termination Date.
(ii)   Termination upon Disability or Retirement of Participant.   In the event Participant ceases to be a Service Provider as a result of Participant’s Disability or Retirement, Participant may, to the extent the Option is then vested and exercisable, exercise this Option within twelve (12) months following the Termination Date.
(iii)   Death of Participant.   In the event Participant ceases to be a Service Provider as a result of Participant’s death, or in the event of Participant’s death within three (3) months following Participant’s Termination Date, to the extent this Option is vested and exercisable on the Termination Date, this Option may be exercised within twelve (12) months following the Termination Date, or if later, twelve (12) months following the date of death, by any beneficiaries designated in accordance with Section 15.3(b) of the Plan or, if there are no such beneficiaries, by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance.
(iv)   Termination for Cause.   In the event Participant’s relationship as a Service Provider is terminated for Cause, this Option (including any vested and exercisable portion thereof) shall immediately terminate in its entirety upon the first notification to Participant of such termination for Cause. If Participant’s relationship as a Service Provider is suspended pending an investigation of whether Participant will be terminated for Cause, all Participant’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation for a period of up to days.
(b)   Actions Constituting Cause.   In the event that Participant is determined by the Committee, in its sole discretion, to have committed any action that would constitute Cause, irrespective of whether such action or the Committee’s determination occurs before or after Participant’s Termination Date, all rights of the Participant under the Plan, in any Incentive Award granted under the Plan, including this Option (and including any vested and exercisable portion thereof), and under any agreement evidencing any Incentive Award then held by Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of this Option for a period of up to 45 days in order for the Committee to make a determination as to the existence of Cause.
(c)   Change in Control.   If a Change in Control (as defined in the Plan) of the Company occurs, the Committee, in its sole discretion and without the consent of the Participant, may determine that the Participant will receive, with respect to some or all of the Option Shares, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such Option Shares immediately prior to the effective date of such Change in Control of the Company over the option exercise price per share of this Option (or, in the event that there is no excess, that this Option will be terminated). Other than pursuant to Section 14.3 of the Plan, if a Change in Control of the Company occurs, in no event, however, shall the Option be eligible for immediate vesting and exercisability acceleration upon the consummation of a Change in Control regardless of whether or not Participant has a qualifying termination of employment (referred to as, the “Single-Trigger Acceleration”) and any provision set forth in a written agreement between Participant and the Company providing for Single-Trigger Acceleration shall not apply to this Option.
(d)   Breach of Agreements or Policies.   Notwithstanding anything in this Award Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan and Section 2(b) above, in the event that Participant materially breaches the terms of any employment, consulting, advisory, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, advisory, confidentiality or non-compete agreement made in connection with the grant of the Option), whether such breach occurs before or after the Termination Date, the Committee in its sole discretion may require the Participant to surrender this Option and/or the Shares issued upon the exercise of this Option, and to disgorge any profits (however defined by the Committee), made or realized by Participant in connection with this Option or any

Shares issued upon the exercise of this Option. In addition, this Option will be subject to the terms and conditions of any clawback policy as may be established and/or amended from time to time by the Company.
(e)   Change in Time Commitment.   In the event Participant’s regular level of time commitment in the performance of his or her services for the Company or any Subsidiaries is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of an Option, the Committee in its sole discretion, may (i) make a corresponding reduction in the number of Shares of the Option that is scheduled to vest and become exercisable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the Vesting Schedule applicable to the Option (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Participant will have no right with respect to any portion of the Option that is so amended.
3.   Exercise of Option.
(a)   Right to Exercise.   This Option may be exercised only within the term set forth in the Notice of Grant and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
(b)   Method of Exercise.   This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), or in a manner and pursuant to such procedures as the Committee may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. In the event that the Option is being exercised as provided by the Plan and Section 2(a) above by any person or persons other than the Participant, the Exercise Notice must be accompanied by appropriate proof of right of such person or persons to exercise the Option. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined below) required to be withheld, paid or provided pursuant to any Applicable Laws. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price, any such Tax-Related Items and any other requirements or restrictions that may be imposed by the Company to comply with Applicable Laws or facilitate administration of the Plan. Notwithstanding the above, Participant understands that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting and exercisability, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent the exercise of this Option, and neither the Company nor any Subsidiary assumes any liability in relation to this Option in such case.
4.   Method of Payment.   Unless otherwise elected by Participant, payment of the aggregate Exercise Price will be made via a “net exercise” of the Option in which the Company will not require a payment of the Exercise Price, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value on the exercise date that is equal to or less than the aggregate Exercise Price. Upon election by Participant, payment of the aggregate Exercise Price can also be made by any of the following, or a combination thereof:
(a)   cash (in U.S. dollars; including check, bank draft or money order); or
(b)   tender of a Broker Exercise Notice.
Participant understands and agrees that, unless otherwise permitted by the Company, any cross-border remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require the Participant to provide such entity with certain information regarding the transaction.

5.   Tax Obligations. Regardless of any action the Company or Participant’s employer or former employer, if applicable (the “Employer”) takes with respect to any or all applicable national, local, or other tax or social contribution, withholding, required deductions, or other payments, if any, that arise upon the grant, vesting, or exercise of this Option, the holding or subsequent sale of Shares, and the receipt of dividends, if any, or otherwise in connection with this Option or the Shares (“Tax-Related Items”), Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and may exceed any amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that are the specific obligation of the Company or a Subsidiary or Employer pursuant to Applicable Laws) such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Participant further acknowledges that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the grant, vesting and exercisability, or exercise of the Option, the subsequent sale of Shares acquired under the Plan and the receipt of dividends, if any; and (b) do not commit to and are under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items, or achieve any particular tax result. Participant also understands that Applicable Laws may require varying Share or Option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws. Further, if Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax- Related Items in more than one jurisdiction.
6.   Tax-Related Items.
(a)   Satisfaction of Tax-Related Items.   As a condition to the grant, vesting and exercisability, and exercise of this Option and in accordance with Section 13 of the Plan, Participant hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Employer for) any Tax-Related Items. No payment will be made to Participant (or his or her estate or beneficiary) related to an Option, and no Shares will be issued pursuant to an Option, unless and until satisfactory arrangements (as determined by the Company) have been made by Participant with respect to the payment of any Tax-Related Items obligations of the Company and/or any Subsidiary or Employer with respect to the grant, vesting or exercise of the Option. Unless otherwise elected by Participant, payment of the aggregate Tax-Related Items will be made via a “net exercise” of the Option in which the Company will not require a payment of the Exercise Price, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value on the exercise date that is equal to or less than amount necessary to satisfy the obligations with regard to all Tax-Related Items. Upon election by Participant, payment of the Tax-Related Items can also be made by any of the following, or a combination thereof:
(i)   cash (in U.S. dollars; including check, bank draft or money order); or
(ii)   tender of a Broker Exercise Notice.
If the obligation for Tax-Related Items is satisfied by withholding Shares, the Participant is deemed to have been issued the full number of Shares purchased for tax purposes, notwithstanding that a number of Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of the Participant’s participation in the Plan. Participant shall pay to the Company or a Subsidiary or Employer any amount of Tax-Related Items that the Company, Subsidiary or Employer may be required to withhold, pay or otherwise provide for as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described in this paragraph 6. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

(b)   Notice of Disqualifying Disposition of ISO Shares.   If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the date of grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.
(c)   Code Section 409A (Applicable Only to Participants Subject to U.S. Taxes). Under Code Section 409A, an option that is granted with an Exercise Price per Share that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the Exercise Price per Share of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with an Exercise Price per Share that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.
7.   Incentive Stock Option Provisions.
(d)   $100,000 USD Limitation.   Each Option is designated in the Notice of Grant as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds one hundred thousand United States Dollars (USD $100,000), such Options will be treated as Non-Statutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options will be taken into account in the order in which they were granted.
(e)   Term of Option.   The term of the Option is stated in the Notice of Grant. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.
(f)   Option Exercise Price.   In the case of an Incentive Stock Option:
(iii)   granted to an employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price per Share will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and
(iv)   granted to any employee other than an employee described in subparagraph (i) immediately above, the Exercise Price per Share will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(g)   Leaves of Absence.   If an employee of the Company or any Subsidiary is holding an Incentive Stock Option and is on a Company-approved leave of absence that exceeds three (3) months, then, for purposes of Incentive Stock Option status only, such employee’s service as an employee shall be deemed terminated on the first (1st) day following such three (3) month period, and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Non-Statutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
8.   Non-Transferability of Option.   This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. Participant will, however, be entitled to designate a beneficiary to receive this Option upon such Participant’s death, and, in the event of the Participant’s death, the exercise of this Option (to the extent permitted pursuant to Section 3(b) above) may be made by Participant’s legal representatives, heirs and legatees.
9.   Rights as Stockholder.   Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares unless and until such Shares will have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). After such issuance, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, but prior to such issuance, Participant will not have any rights to dividends and/or distributions on such Shares.
10.   No Guarantee of Continued Service or Grants.   PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING AND EXERCISABILITY OF SHARES PURSUANT TO THE VESTING SCHEDULE IN THE NOTICE OF GRANT SHALL OCCUR ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER OR CONTRACTING ENTITY (AS APPLICABLE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER OR THE COMPANY OR SUBSIDIARY TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE (SUBJECT TO LOCAL APPLICABLE LAWS).
11.   Nature of Grant.   In accepting the Option, Participant acknowledges, understands and agrees that:
(a)   the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;
(b)   the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options even if Options have been granted repeatedly in the past;
(c)   all decisions with respect to future awards of Options, if any, will be at the sole discretion of the Company;
(d)   Participant’s participation in the Plan is voluntary;
(e)   the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or the Employer, and that are outside the scope of Participant’s employment contract, if any;
(f)   the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation;
(g)   the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, or end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer, subject to Applicable Laws;
(h)   the future value of the underlying Shares is unknown and cannot be predicted with certainty; further, if Participant exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;

(i)   Participant also understands that neither the Company nor any Subsidiary is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder);
(j)   in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of service or employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of Applicable Laws, including, without limitation, applicable local labor laws), and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and
(k)   the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.
12.   Additional Conditions to Issuance of Stock.   If at any time the Company will determine, in its discretion, that the listing, registration, qualification or compliance of the Shares upon or with any securities exchange or under any Applicable Laws, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the grant or vesting of the Option or purchase by, or issuance of Shares to, Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any Applicable Laws. Assuming such compliance, for purposes of the Tax-Related Items, the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares. The Company shall not be obligated to issue any Shares pursuant to this Option at any time if the issuance of Shares, or the exercise of an Option by Participant, violates or is not in compliance with any Applicable Laws.
13.   Imposition of Other Requirements.   The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any Applicable Laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant understands that the Applicable Laws of the country in which he or she is resident at the time of grant, vesting, and/or exercise of this Option or the holding or disposition of Shares (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option or may subject Participant to additional procedural or regulatory requirements he or she is solely responsible for and will have to independently fulfill in relation to this Option or the Shares. Notwithstanding any provision herein, this Option and any Shares shall be subject to any special terms and conditions or disclosures as set forth in any addendum (the “Country-Specific Addendum,” which forms part this Award Agreement) or in any Sub-Plan to the Plan for Participant’s country. Participant also understands and agrees that if he works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or company policies of another jurisdiction at any time, certain sub-plans, country-specific notices, disclaimers and/or terms and conditions may apply to him as from the date of grant, unless otherwise determined by the Company in its sole discretion.
14.   Committee Authority.   The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination regarding whether any Shares subject to the Option have vested and become exercisable).  All actions taken, and all interpretations and determinations made, by the Committee in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
15.   No Advice Regarding Grant.   The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.
16.   Data Privacy.   Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Personal Data (as described below) by and among, as applicable, the Company, any Subsidiary, or third parties as may be selected by the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that refusal or withdrawal of consent will affect Participant’s ability to participate in the Plan; without providing consent, Participant will not be able to participate in the Plan or realize benefits (if any) from the Option.
Participant understands that the Company and any Subsidiary, or designated third parties may hold personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”). Participant understands that Personal Data may be transferred to any Subsidiary, or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Participant’s country (if different than the United States), or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country.  In particular, the Company may transfer Personal Data to the broker or stock plan administrator assisting with the Plan, to its legal counsel and tax/accounting advisor, and to the Subsidiary or entity that is Participant’s employer and its payroll provider.
Participant should also refer to any data privacy policy implemented by the Company (which will be available to Participant separately and may be updated from time to time) for more information regarding the collection, use, storage, and transfer of Participant’s Personal Data.
17.   Address for Notices.   Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Secretary at ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, MN 56623, or at such other address as the Company may hereafter designate in writing.
18.   Binding Agreement.   Subject to the limitation on the transferability of this Option contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
19.   Plan Governs.   This Award Agreement is subject to all terms and provisions of the Plan. If there is a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.
20.   Corporate Records Control.   In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant of this Option contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
21.   Electronic Delivery and Acceptance.   By accepting this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents (a) to the electronic delivery of the Award Agreement, the Plan, account statements, Plan prospectuses, and all other documents, communications and information related to the Option, Shares and Participant’s current or future participation in the Plan, and (b) to the use of electronic signatures and acceptances (including click-through acceptances) of terms and conditions. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service, or email to Sherri Bitter, VP of Human Resources.
22.   Translation.   If Participant has received this Award Agreement, including appendices, or any other document related to the Plan or the Option translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.
23.   Captions.   Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.   Agreement Severable.   If any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
25.   Modifications to the Agreement.   This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection to this Option.
26.   Amendment, Suspension or Termination of the Plan.   By accepting this Incentive Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
27.   Governing Law and Venue.   This Award Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware and agree that such litigation will be conducted in the courts of Delaware, or the federal courts for the United States for the District of Delaware and no other courts.
***

Country-Specific Addendum
This Addendum includes additional country-specific notices, disclaimers, and/or terms and conditions that apply to Participants who are working or residing in the countries listed below, if any, and that may be material to their participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, as from the date of grant, if Participant moves to or otherwise is or becomes subject to the Applicable Laws or company policies of any country listed below. However, because foreign exchange regulations and other local laws are subject to frequent change, Participant is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or exercising an Option or holding or selling Shares acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s acceptance of the Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan, the Notice of Grant and the Award Agreement. This Addendum forms part of the Award Agreement and should be read in conjunction with the Award Agreement and the Plan.
Securities Law Notice: Unless otherwise noted, neither the Company nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Award Agreement (of which this Addendum is a part), the Notice of Grant, the Plan and any other communications or materials that Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in Participant’s jurisdiction.
Canada
Plan Matters
In the case of an Eligible Recipient who is a resident of Canada for purposes of the Income Tax Act (Canada), the following provisions shall apply:
1. All Options shall be treated as Non-Statutory Stock Options.
2. Shares issuable upon the exercise or settlement of an Option shall be newly and previously unissued shares of the applicable capital stock.
3. The reference to “the Code” in the definition of “Tax Date” in the Plan shall be replaced with “the Income Tax Act (Canada)”.
4. If the number of Shares issuable upon the exercise of all or a part of an Option would, but for Section 4.3 of the Plan, result in the issuance of fractional Shares, the number of Shares so issuable shall be rounded down to the nearest whole number.
5. Notwithstanding Sections 4 and 6 of the Award Agreement, payment of the aggregate Exercise Price and/or aggregate Tax-Related Items will be made via a “net exercise” of the Options only with the consent and agreement of the Participant. In the event the Participant agrees to such a “net exercise”, the Corporation agrees that an election pursuant to subsection 110(1.1) of the Income Tax Act (Canada) will be made in respect of the Options.
6. Section 14.3(a)(ii) of the Plan shall be replaced with “(ii) in the case of Options, exchange any or all outstanding Options for similar rights having a value not exceeding an amount equal to the amount the Participant would have received (net of the exercise price) with respect to such vested Options had such Options been exercised immediately prior to the consummation of the Corporate Transaction.”
Securities Law Notice
The security represented by this Option was issued pursuant to an exemption from the prospectus requirements of applicable securities legislation in Canada. Participant acknowledges that as long as the Company is not a reporting issuer in any jurisdiction in Canada, the Option and the underlying Shares will be subject to an indefinite hold period in Canada and subject to restrictions on their transfer in Canada. Subject to the terms and conditions of the Agreement and applicable securities laws, Participant is permitted to sell Shares provided the sale of such Shares takes place outside of Canada.
Foreign Share Ownership Reporting
If Participant is a Canadian resident, Participant’s ownership of certain foreign property (including shares of foreign corporations) in excess of CAD $100,000 may be subject to ongoing annual reporting obligations. Participant should refer to CRA Form T1135 (Foreign Income Verification Statement) and consult Participant’s tax advisor for further details. It is Participant’s responsibility to comply with all applicable tax reporting requirements.
Quebec: Consent to Receive Information in English
The following applies if Participant is a resident of Quebec: The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la redaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

EXHIBIT A
ANI PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2022 STOCK INCENTIVE PLAN
EXERCISE NOTICE
ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, MN 56623
Attention:
1.   Exercise of Option.   Effective as of today,                 ,           , the undersigned (“Purchaser”) hereby elects to purchase,                 , shares (the “Shares”) of the Common Stock of ANI Pharmaceuticals, Inc. (the “Company”) under and pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), the Notice of Stock Option Grant and the Stock Option Agreement dated                 ,           (the “Award Agreement”). The purchase price for the Shares will be USD $ , as required by the Award Agreement.
2.   Delivery of Payment.   Purchaser herewith delivers to the Company, or otherwise makes adequate arrangements satisfactory to the Company, the full purchase price of the Shares and any Tax-Related Items (as defined in the Agreement) to be paid in connection with the exercise of the Option.
3.   Representations of Purchaser.   Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
4.   Rights as Stockholder.   Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 4.3 of the Plan.
5.   Tax Consultation.   Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.   Entire Agreement; Governing Law.   The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.
Submitted by:	Accepted by:
PURCHASER:	ANI PHARMACEUTICALS, INC.
Signature
Print Name
Date Received
Executive Officer

RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement (this “Agreement”) is entered into as of [   ], by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [   ] (“Recipient”). The parties hereby agree as follows:
1.    Grant of Shares.   The Company hereby grants to Recipient [   ] ([   ]) shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value. Upon the Recipient’s execution of this Agreement (or as soon thereafter as practicable), the Company shall deliver a certificate or certificates in Recipient’s name representing the Shares to Recipient. Each certificate issued pursuant to this Section 1 shall bear the legends described in Section 9 below and shall be held by the Company for the Recipient. The Recipient agrees to sign and deliver to the Company a stock power, in the form attached hereto as Exhibit A, relating to the Shares. Upon vesting of any of the Shares hereunder in accordance with Section 3(b) below, the Company shall cancel the stock power with respect to such vested Shares and the Company shall return the certificate representing the Shares to its transfer agent and direct the transfer agent to deliver a certificate to (i) the Recipient for the number of Shares then vested and (ii) the Company for the number of Shares that remain subject to the Repurchase Option (as defined below).
2.   Grant of Shares.   The grant of Shares contemplated hereby is made pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference. This Agreement constitutes a “Restricted Stock Award” within the meaning of the Plan. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan.
3.   Repurchase Option.
(a)   Subject to any vesting acceleration protections set forth in a written agreement between Recipient and the Company (a “Written Agreement”), upon the termination of Recipient’s employment with the Company and all Subsidiaries for any reason (including, subject to Section 3(b), as a result of Recipient’s death or disability), the Company or its assignee shall have an irrevocable option (the “Repurchase Option”) to repurchase any and all unvested Shares from Recipient, at a price of $0.01 per share (the “Option Price”), as more particularly set forth in this Section 3; provided, however, that, other than pursuant to Section 14.3 of the Plan, any provision in a Written Agreement providing for immediately vesting acceleration upon the consummation of a Change in Control without an accompanying qualifying termination of employment by the Recipient (referred to as, “Single-Trigger Acceleration”) shall not apply to the award set forth in this Agreement.
(b)   On the first anniversary of the date hereof 25% of the Shares shall vest and be released from the Repurchase Option, on the second anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option, on the third anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option and on the fourth anniversary of the date hereof all of the remaining Shares shall vest and be released from the Repurchase Option (each such anniversary of the date hereof, a “Vesting Date”); provided, however, that (i) the vesting acceleration provisions in the Written Agreement, other than Single-Trigger Acceleration, shall apply as set forth therein; (ii) vesting may accelerate pursuant to Section 14.3 of the Plan; and (iii) upon the termination of Recipient’s employment with the Company and all Subsidiaries as a result of the Recipient’s death or Disability, any Shares scheduled to vest on the first Vesting Date following such termination shall immediately vest and be released from the Repurchase Option.
(c)   The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered in accordance with Section 13(a). Such notice shall identify the number of Shares to be purchased and shall notify Recipient of the time, place and date for settlement of such purchase. The Company shall be entitled to pay for any Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Recipient, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Shares being repurchased by the Company, without further action by Recipient.

4.   Adjustments to the Shares.   If, from time to time, during the term of the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word “Shares” for all purposes of the Repurchase Option with the same force and effect as the Shares presently subject to the Repurchase Option, but only to the extent the Shares are covered, at the time, by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of the Shares upon exercise of the Repurchase Option shall be appropriately adjusted.
5.    Breach of Consulting, Confidentiality or Non-Compete Agreements.   Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Recipient materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Shares), whether such breach occurs before or after termination of the Recipient’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Recipient to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Recipient in connection with this Agreement or the Shares granted hereunder.
6.    Termination of Repurchase Option.   Sections 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.
7.    Rights of Recipient.   Subject to the provisions of this Agreement, Recipient (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Shares and for the purpose of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Repurchase Option.
8.   Limitations on Transfer.   In addition to any other limitation on transfer created by applicable securities laws, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares that remain subject to the Repurchase Option. After the Shares have been released from the Repurchase Option, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares unless and until:
(a)   There is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(b)   Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Recipient shall have furnished the Company with an opinion of his own counsel, reasonably acceptable to the Company, to the effect that such disposition will not require registration of such shares under the Act.
9.   Restrictive Legends.   All certificates representing Shares that have not yet been released from the Repurchase Option shall have endorsed thereon a legend in substantially the following form: “The shares represented by this certificate are subject to a repurchase option set forth in an agreement between the Company and the registered holder, or such holder’s predecessor in interest, a copy of which is on file at the principal office of the Company. Any transfer or attempted transfer of any shares subject to such repurchase option is void without the prior express written consent of the Company.”
10.   Section 83(b) Election.   Recipient understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Recipient understands that Recipient may elect to be taxed at the time the Shares are awarded, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30) days from the date of purchase. A copy of the 83(b) Election form is attached hereto as Exhibit B. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Recipient understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient further acknowledges and understands that it is Recipient’s sole obligation and responsibility to timely file such 83(b) Election, and neither the Company nor the Company’s legal or financial advisors shall have any obligation or responsibility with respect to such filing. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, and the tax consequences of Recipient’s death. Recipient assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.
11.   Refusal to Transfer.   The Company or its transfer agent shall not be required (a) to transfer on its books any Shares that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
12.   No Employment Rights.   This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary of the Company) to terminate Recipient’s relationship with the Company for any reason at any time, with or without cause and with or without notice.
13.   Miscellaneous.
(a)   Notices.   Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, or by courier or express delivery service) to the address or facsimile number set forth beneath the name of such party on the signature page hereto (or to such other address or facsimile number as such party shall have specified in a written notice given to the other parties hereto).
(b)   Successors and Assigns.   This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Recipient and Recipient’s heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.
(c)   Attorneys’ Fees; Specific Performance.   It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Shares, in specie, in order to have such Shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate for the Shares and that (i) the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Shares, and (ii) Recipient shall, upon release of any of the Shares from the Repurchase Option, be entitled to specific enforcement of its rights to receive said Shares.

(d)   Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.
(e)   Further Assurances.   The parties agree to execute all such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.
(f)   Amendment.   This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
(g)   Severability.   In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
(h)   Counterparts.   This Agreement may be executed in two or more counterparts and signature pages may be delivered via facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.
[Remainder of page intentionally left blank]

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
Company:	ANI PHARMACEUTICALS, INC.
By:
Name:
Title:
Recipient:
Name:
Address:

Employee
RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement (this “Agreement”) is entered into as of [ ], by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [ ] (“Recipient”). The parties hereby agree as follows:
1.   Grant of Shares.   The Company hereby grants to Recipient [ ] ([ ]) shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value. Upon the Recipient’s execution of this Agreement (or as soon thereafter as practicable), the Company shall deliver a certificate or certificates in Recipient’s name representing the Shares to Recipient. Each certificate issued pursuant to this Section 1 shall bear the legends described in Section 9 below and shall be held by the Company for the Recipient. The Recipient agrees to sign and deliver to the Company a stock power, in the form attached hereto as Exhibit A, relating to the Shares. Upon vesting of any of the Shares hereunder in accordance with Section 3(b) below, the Company shall cancel the stock power with respect to such vested Shares and the Company shall return the certificate representing the Shares to its transfer agent and direct the transfer agent to deliver a certificate to (i) the Recipient for the number of Shares then vested and (ii) the Company for the number of Shares that remain subject to the Repurchase Option (as defined below).
2.   Grant of Shares.   The grant of Shares contemplated hereby is made pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference. This Agreement constitutes a “Restricted Stock Award” within the meaning of the Plan. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan.
3.   Repurchase Option.
(a)   Upon the termination of Recipient’s employment with the Company and all Subsidiaries for any reason (including, subject to Section 3(b), as a result of Recipient’s death or disability), the Company or its assignee shall have an irrevocable option (the “Repurchase Option”) to repurchase any and all unvested Shares from Recipient, at a price of $0.01 per share (the “Option Price”), as more particularly set forth in this Section 3.
(b)   On the first anniversary of the date hereof 25% of the Shares shall vest and be released from the Repurchase Option, on the second anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option, on the third anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option and on the fourth anniversary of the date hereof all of the remaining Shares shall vest and be released from the Repurchase Option (each such anniversary of the date hereof, a “Vesting Date”), subject to the Company’s employee severance policy, if applicable; provided, however, that, other than pursuant to Section 14.3 of the Plan, in no event shall the award set forth in this Agreement be eligible for immediate vesting acceleration upon the consummation of a Change in Control without an accompanying qualifying termination of employment by the Recipient (referred to as, “Single-Trigger Acceleration”) and any provision in a written agreement between Recipient and the Company providing for Single-Trigger Acceleration shall not apply to the award set forth in this Agreement.
(c)   The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered in accordance with Section 13(a). Such notice shall identify the number of Shares to be purchased and shall notify Recipient of the time, place and date for settlement of such purchase. The Company shall be entitled to pay for any Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Recipient, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Shares being repurchased by the Company, without further action by Recipient.

4.   Adjustments to the Shares.   If, from time to time, during the term of the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word “Shares” for all purposes of the Repurchase Option with the same force and effect as the Shares presently subject to the Repurchase Option, but only to the extent the Shares are covered, at the time, by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of the Shares upon exercise of the Repurchase Option shall be appropriately adjusted.
5.   Breach of Consulting, Confidentiality or Non-Compete Agreements.   Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Recipient materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Shares), whether such breach occurs before or after termination of the Recipient’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Recipient to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Recipient in connection with this Agreement or the Shares granted hereunder.
6.   Termination of Repurchase Option.   Sections 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.
7.   Rights of Recipient.   Subject to the provisions of this Agreement, Recipient (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Shares and for the purpose of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Repurchase Option.
8.   Limitations on Transfer.   In addition to any other limitation on transfer created by applicable securities laws, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares that remain subject to the Repurchase Option. After the Shares have been released from the Repurchase Option, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares unless and until:
(a)   There is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(b)   Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Recipient shall have furnished the Company with an opinion of his own counsel, reasonably acceptable to the Company, to the effect that such disposition will not require registration of such shares under the Act.
9.   Restrictive Legends.   All certificates representing Shares that have not yet been released from the Repurchase Option shall have endorsed thereon a legend in substantially the following form: “The shares represented by this certificate are subject to a repurchase option set forth in an agreement between the Company and the registered holder, or such holder’s predecessor in interest, a copy of which is on file at the principal office of the Company. Any transfer or attempted transfer of any shares subject to such repurchase option is void without the prior express written consent of the Company.”
10.   Section 83(b) Election.   Recipient understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Recipient understands that Recipient may elect to be taxed at the time the Shares are awarded, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30) days from the date of purchase. A copy of the 83(b) Election form is attached hereto as Exhibit B. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Recipient understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient further acknowledges and understands that it is Recipient’s sole obligation and responsibility to timely file such 83(b) Election, and neither the Company nor the Company’s legal or financial advisors shall have any obligation or responsibility with respect to such filing. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, and the tax consequences of Recipient’s death. Recipient assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.
11.   Refusal to Transfer.   The Company or its transfer agent shall not be required (a) to transfer on its books any Shares that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
12.   No Employment Rights.   This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary of the Company) to terminate Recipient’s relationship with the Company for any reason at any time, with or without cause and with or without notice.
13.   Miscellaneous.
(a)   Notices.   Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, or by courier or express delivery service) to the address or facsimile number set forth beneath the name of such party on the signature page hereto (or to such other address or facsimile number as such party shall have specified in a written notice given to the other parties hereto).
(b)   Successors and Assigns.   This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Recipient and Recipient’s heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.
(c)   Attorneys’ Fees; Specific Performance.   It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Shares, in specie, in order to have such Shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate for the Shares and that (i) the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Shares, and (ii) Recipient shall, upon release of any of the Shares from the Repurchase Option, be entitled to specific enforcement of its rights to receive said Shares.

(d)   Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.
(e)   Further Assurances.   The parties agree to execute all such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.
(f)   Amendment.   This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
(g)   Severability.   In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
(h)   Counterparts.   This Agreement may be executed in two or more counterparts and signature pages may be delivered via facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.
[Remainder of page intentionally left blank]

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
Company:	ANI PHARMACEUTICALS, INC.
By:
Name:
Title:
Recipient:
Name:
Address:

Director (Initial Award)
RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement (this “Agreement”) is entered into as of [                 ] (the “Grant Date”), by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [                 ] (“Recipient”). The parties hereby agree as follows:
1.   Grant of Shares.   The Company hereby grants to Recipient [           ] shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value. Upon the Recipient’s execution of this Agreement (or as soon thereafter as practicable), the Company shall deliver a certificate or certificates in Recipient’s name representing the Shares to Recipient. Each certificate issued pursuant to this Section 1 shall bear the legends described in Section 9 below and shall be held by the Company for the Recipient. The Recipient agrees to sign and deliver to the Company a stock power, in the form attached hereto as Exhibit A, relating to the Shares. Upon vesting of any of the Shares hereunder in accordance with Section 3(b) below, the Company shall cancel the stock power with respect to such vested Shares and the Company shall return the certificate representing the Shares to its transfer agent and direct the transfer agent to deliver a certificate to (i) the Recipient for the number of Shares then vested and (ii) the Company for the number of Shares that remain subject to the Repurchase Option (as defined below).
2.   Grant of Shares.   The grant of Shares contemplated hereby is made pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference. This Agreement constitutes a “Restricted Stock Award” within the meaning of the Plan. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan.
3.   Repurchase Option.
(a)   Upon the termination of Recipient’s employment with the Company and all Subsidiaries for any reason (including, subject to Section 3(b), as a result of Recipient’s death or disability), the Company or its assignee shall have an irrevocable option (the “Repurchase Option”) to repurchase any and all unvested Shares from Recipient, at a price of $0.01 per share (the “Option Price”), as more particularly set forth in this Section 3.
(b)   On the first anniversary of the Grant Date 1/3rd of the Shares shall vest and be released from the Repurchase Option, on the second anniversary of the Grant Date an additional 1/3rd of the Shares shall vest and be released from the Repurchase Option and on the third anniversary of the Grant Date all of the remaining Shares shall vest and be released from the Repurchase Option (each such anniversary of the Grant Date, a “Vesting Date”); provided, however, that (i) if a Change in Control (as defined in the Plan) of the Company occurs, all the Shares shall immediately vest and be released from the Repurchase Option and (ii) upon the termination of Recipient’s service with the Company and all Subsidiaries as a result of the Recipient’s death or Disability, any Shares scheduled to vest on the first Vesting Date following such termination shall immediately vest and be released from the Repurchase Option.
(c)   The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered in accordance with Section 13(a). Such notice shall identify the number of Shares to be purchased and shall notify Recipient of the time, place and date for settlement of such purchase. The Company shall be entitled to pay for any Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Recipient, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Shares being repurchased by the Company, without further action by Recipient.
4.   Adjustments to the Shares.   If, from time to time, during the term of the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word “Shares” for all purposes of the Repurchase Option with the same force and effect as the Shares presently subject to the Repurchase Option, but only to the extent the Shares are covered, at the time, by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of the Shares upon exercise of the Repurchase Option shall be appropriately adjusted.
5.   Breach of Consulting, Confidentiality or Non-Compete Agreements.   Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Recipient materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Shares), whether such breach occurs before or after termination of the Recipient’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Recipient to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Recipient in connection with this Agreement or the Shares granted hereunder.
6.   Termination of Repurchase Option. Sections 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.
7.   Rights of Recipient.   Subject to the provisions of this Agreement, Recipient (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Shares and for the purpose of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Repurchase Option.
8.   Limitations on Transfer.   In addition to any other limitation on transfer created by applicable securities laws, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares that remain subject to the Repurchase Option. After the Shares have been released from the Repurchase Option, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares unless and until:
(a)   There is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(b)   Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Recipient shall have furnished the Company with an opinion of his own counsel, reasonably acceptable to the Company, to the effect that such disposition will not require registration of such shares under the Act.
9.   Restrictive Legends. All certificates representing Shares that have not yet been released from the Repurchase Option shall have endorsed thereon a legend in substantially the following form:
“The shares represented by this certificate are subject to a repurchase option set forth in an agreement between the Company and the registered holder, or such holder’s predecessor in interest, a copy of which is on file at the principal office of the Company. Any transfer or attempted transfer of any shares subject to such repurchase option is void without the prior express written consent of the Company.”
10.   Section 83(b) Election.   Recipient understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Recipient understands that Recipient may elect to be taxed at the time the Shares are awarded, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30) days from the date of purchase. A copy of the 83(b) Election form is attached hereto as Exhibit B. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Recipient understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient further acknowledges and understands that it is Recipient’s sole obligation and responsibility to timely file such 83(b) Election, and neither the Company nor the Company’s legal or financial advisors shall have any obligation or responsibility with respect to such filing. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, and the tax consequences of Recipient’s death. Recipient assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.
11.   Refusal to Transfer.   The Company or its transfer agent shall not be required (a) to transfer on its books any Shares that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
12.   No Employment Rights.   This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary of the Company) to terminate Recipient’s relationship with the Company for any reason at any time, with or without cause and with or without notice.
13.   Miscellaneous.
(a)   Notices.   Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, or by courier or express delivery service) to the address or facsimile number set forth beneath the name of such party on the signature page hereto (or to such other address or facsimile number as such party shall have specified in a written notice given to the other parties hereto).
(b)   Successors and Assigns.   This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Recipient and Recipient’s heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.
(c)   Attorneys’ Fees; Specific Performance.   It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Shares, in specie, in order to have such Shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate for the Shares and that (i) the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Shares, and (ii) Recipient shall, upon release of any of the Shares from the Repurchase Option, be entitled to specific enforcement of its rights to receive said Shares.
(d)   Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

(e)   Further Assurances.   The parties agree to execute all such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.
(f)   Amendment.   This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
(g)   Severability.   In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
(h)   Counterparts.   This Agreement may be executed in two or more counterparts and signature pages may be delivered via facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
Company:	ANI PHARMACEUTICALS, INC.
By:
Name:
Title:
Recipient:
Name: [ ]
Address:

SIGNATURE PAGE TO RESTRICTED STOCK GRANT AGREEMENT

EXHIBIT A
STOCK POWER
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Grant Agreement between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                   (the “Recipient”) dated as of[           ], and the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), the Recipient hereby sells, assigns and transfers to the Company, an aggregate             shares of Common Stock of the Company, standing in the Recipient’s name on the books of the Company and represented by stock certificate number(s)                   to which this instrument is attached, and hereby irrevocably constitutes and appoints                                     as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.
Dated
Signature
Print Name
(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise certain rights set forth in the Restricted Stock Grant Agreement and the Plan without requiring additional signatures on the part of the Recipient.)

EXHIBIT B
SECTION 83(b) ELECTION NOTICE
[           ]
Internal Revenue Service Center
Re:
Election Under Section 83(b) of the Internal Revenue Code of 1986

Gentlemen:
The following information is submitted pursuant to Treas. Reg. §1.83-2 in connection with this election by the undersigned under Section 83(b) of the Internal Revenue Code of 1986, as amended.
1.
The name, address and taxpayer identification number of the taxpayer are:

Name:	[ ] (the “Taxpayer”)
Address:
Soc. Sec. No.:

2.
The following is a description of each item of property with respect to which the election is made:

[                 ] shares of Common Stock (the “Stock”) of, and acquired from, ANI Pharmaceuticals, Inc. (the “Company”) pursuant to a restricted stock grant agreement.
3.
The property was transferred to the undersigned on:

[           ] (the “Issuance Date”).
The taxable year for which the election is made is:
[           ]
4.
The nature of the restriction to which the property is subject:

The Stock may be repurchased by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses with respect to 1/3rd of the shares of Stock on the first anniversary of the Issuance Date, with respect to 1/3rd of the shares of Stock on the second anniversary of the Issuance Date and with respect to 1/3rd of the shares of Stock on the third anniversary of the Issuance Date.
5.
The following is the fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of each property with respect to which the election is made:

$[                 ] ([                 ] shares at $[           ] per share).
6.
The following is the amount paid for the property:

$0.00
7.
A copy of this election has been furnished to the Company for which services are performed by the undersigned.

Please acknowledge receipt of this election by signing or stamping the enclosed copy of this letter and returning it to the undersigned in the enclosed envelope.
Very truly yours,

[                 ]
Enclosure
cc:
ANI Pharmaceuticals, Inc.

Director (Annual Award)
RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement (this “Agreement”) is entered into as of [                 ] (the “Grant Date”), by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [                 ] (“Recipient”). The parties hereby agree as follows:
1.   Grant of Shares.   The Company hereby grants to Recipient [           ] shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value. Upon the Recipient’s execution of this Agreement (or as soon thereafter as practicable), the Company shall deliver a certificate or certificates in Recipient’s name representing the Shares to Recipient. Each certificate issued pursuant to this Section 1 shall bear the legends described in Section 9 below and shall be held by the Company for the Recipient. The Recipient agrees to sign and deliver to the Company a stock power, in the form attached hereto as Exhibit A, relating to the Shares. Upon vesting of any of the Shares hereunder in accordance with Section 3(b) below, the Company shall cancel the stock power with respect to such vested Shares and the Company shall return the certificate representing the Shares to its transfer agent and direct the transfer agent to deliver a certificate to (i) the Recipient for the number of Shares then vested and (ii) the Company for the number of Shares that remain subject to the Repurchase Option (as defined below).
2.   Grant of Shares.   The grant of Shares contemplated hereby is made pursuant to the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference. This Agreement constitutes a “Restricted Stock Award” within the meaning of the Plan. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan.
3.   Repurchase Option.
(a)   Upon the termination of Recipient’s employment with the Company and all Subsidiaries for any reason (including, subject to Section 3(b), as a result of Recipient’s death or disability), the Company or its assignee shall have an irrevocable option (the “Repurchase Option”) to repurchase any and all unvested Shares from Recipient, at a price of $0.01 per share (the “Option Price”), as more particularly set forth in this Section 3.
(b)   One hundred percent (100%) of the Shares subject to the award shall vest and be released from the Repurchase Option upon the earlier of (i) the first anniversary of the Grant Date and (ii) the date of the first annual meeting of the Company’s stockholders following the Grant Date (the “Vesting Date”); provided, however, that (i) if a Change in Control (as defined in the Plan) of the Company occurs, all the Shares shall immediately vest and be released from the Repurchase Option and (ii) upon the termination of Recipient’s service with the Company and all Subsidiaries as a result of the Recipient’s death or Disability, any Shares scheduled to vest on the Vesting Date following such termination shall immediately vest and be released from the Repurchase Option.
(c)   The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered in accordance with Section 13(a). Such notice shall identify the number of Shares to be purchased and shall notify Recipient of the time, place and date for settlement of such purchase. The Company shall be entitled to pay for any Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Recipient, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Shares being repurchased by the Company, without further action by Recipient.
4.   Adjustments to the Shares.   If, from time to time, during the term of the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word “Shares” for all purposes of the Repurchase Option with the same force and effect as the Shares presently subject to the Repurchase Option, but only to the extent the Shares are covered, at the time, by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of the Shares upon exercise of the Repurchase Option shall be appropriately adjusted.
5.   Breach of Consulting, Confidentiality or Non-Compete Agreements.   Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Recipient materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Shares), whether such breach occurs before or after termination of the Recipient’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Recipient to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Recipient in connection with this Agreement or the Shares granted hereunder.
6.   Termination of Repurchase Option.   Sections 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.
7.   Rights of Recipient.   Subject to the provisions of this Agreement, Recipient (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Shares and for the purpose of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Repurchase Option.
8.   Limitations on Transfer.   In addition to any other limitation on transfer created by applicable securities laws, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares that remain subject to the Repurchase Option. After the Shares have been released from the Repurchase Option, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares unless and until:
(a)   There is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(b)   Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Recipient shall have furnished the Company with an opinion of his own counsel, reasonably acceptable to the Company, to the effect that such disposition will not require registration of such shares under the Act.
9.   Restrictive Legends.   All certificates representing Shares that have not yet been released from the Repurchase Option shall have endorsed thereon a legend in substantially the following form:
“The shares represented by this certificate are subject to a repurchase option set forth in an agreement between the Company and the registered holder, or such holder’s predecessor in interest, a copy of which is on file at the principal office of the Company. Any transfer or attempted transfer of any shares subject to such repurchase option is void without the prior express written consent of the Company.”
10.   Section 83(b) Election.   Recipient understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Recipient understands that Recipient may elect to be taxed at the time the Shares are awarded, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30)

days from the date of purchase. A copy of the 83(b) Election form is attached hereto as Exhibit B. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Recipient understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient further acknowledges and understands that it is Recipient’s sole obligation and responsibility to timely file such 83(b) Election, and neither the Company nor the Company’s legal or financial advisors shall have any obligation or responsibility with respect to such filing. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, and the tax consequences of Recipient’s death. Recipient assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.
11.   Refusal to Transfer.   The Company or its transfer agent shall not be required (a) to transfer on its books any Shares that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
12.   No Employment Rights.   This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary of the Company) to terminate Recipient’s relationship with the Company for any reason at any time, with or without cause and with or without notice.
13.   Miscellaneous.
(a)   Notices.   Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, or by courier or express delivery service) to the address or facsimile number set forth beneath the name of such party on the signature page hereto (or to such other address or facsimile number as such party shall have specified in a written notice given to the other parties hereto).
(b)   Successors and Assigns.   This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Recipient and Recipient’s heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.
(c)   Attorneys’ Fees; Specific Performance.   It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Shares, in specie, in order to have such Shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate for the Shares and that (i) the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Shares, and (ii) Recipient shall, upon release of any of the Shares from the Repurchase Option, be entitled to specific enforcement of its rights to receive said Shares.
(d)   Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.
(e)   Further Assurances.   The parties agree to execute all such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.
(f)   Amendment.   This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(g)   Severability.   In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
(h)
Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered via facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
Company:	ANI PHARMACEUTICALS, INC.
By:
Name:
Title:
Recipient:
Name: [ ]
Address:
SIGNATURE PAGE TO RESTRICTED STOCK GRANT AGREEMENT

EXHIBIT A
STOCK POWER
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Grant Agreement between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                   (the “Recipient”) dated as of[           ], and the Company’s Amended and Restated 2022 Stock Incentive Plan (the “Plan”), the Recipient hereby sells, assigns and transfers to the Company, an aggregate             shares of Common Stock of the Company, standing in the Recipient’s name on the books of the Company and represented by stock certificate number(s)                   to which this instrument is attached, and hereby irrevocably constitutes and appoints                                     as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.
Dated
Signature
Print Name
(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise certain rights set forth in the Restricted Stock Grant Agreement and the Plan without requiring additional signatures on the part of the Recipient.)

EXHIBIT B
SECTION 83(b) ELECTION NOTICE
[           ]
Internal Revenue Service Center
Re:   Election Under Section 83(b) of the Internal Revenue Code of 1986
Gentlemen:
The following information is submitted pursuant to Treas. Reg. §1.83-2 in connection with this election by the undersigned under Section 83(b) of the Internal Revenue Code of 1986, as amended.
1.
The name, address and taxpayer identification number of the taxpayer are:

Name:	[ ] (the “Taxpayer”)
Address:
Soc. Sec. No.:
2.   The following is a description of each item of property with respect to which the election is made:
[                 ] shares of Common Stock (the “Stock”) of, and acquired from, ANI Pharmaceuticals, Inc. (the “Company”) pursuant to a restricted stock grant agreement.
3.   The property was transferred to the undersigned on:
[           ] (the “Issuance Date”).
The taxable year for which the election is made is:
[           ]
4.   The nature of the restriction to which the property is subject:
The Stock may be repurchased by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses with respect to all of the Stock upon the earlier of (i) the first anniversary of the Issuance Date and (ii) the date of the first annual meeting of the Company’s stockholders following the Issuance Date.
5.   The following is the fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of each property with respect to which the election is made:
$[                 ] ([                 ] shares at $[           ] per share).
6.   The following is the amount paid for the property:
$0.00
7.   A copy of this election has been furnished to the Company for which services are performed by the undersigned.

Please acknowledge receipt of this election by signing or stamping the enclosed copy of this letter and returning it to the undersigned in the enclosed envelope.
Very truly yours,

[                 ]
Enclosure
cc:   ANI Pharmaceuticals, Inc.

APPENDIX B
Reconciliation of Non-GAAP Information
	Year Ended December 31,
	2021	2020
Net Loss	$(42,603)	$(22,548)
Add/(Subtract):
Interest expense, net	11,922	9,452
Other expense, net	6,243	494
Benefit for income taxes	(13,455)	(3,414)
Depreciation and amortization	47,252	44,638
Legal settlement expense	8,750	—
Contingent consideration fair value adjustment	500	—
Cortrophin pre-launch charges and sales & marketing expenses	14,228	11,263
Stock-based compensation(1)	10,489	9,470
CEO transition items(2)	—	7,386
Cortrophin team restructuring	—	401
Acquired IPR&D expense	—	3,784
Asset impairments(3)	2,737	1,330
Excess of fair value over cost of acquired inventory	7,460	4,296
Charges related to market exits	—	567
Novitium transaction expenses	9,382	—
Royalty settlement	1,934	—
Adjusted non-GAAP EBITDA	$64,839	$67,119

(1)
For the twelve months ended December 31, 2020, Stock-based compensation excludes $3.4 million of stock-based compensation expense associated with the departure of a former President and CEO. This amount is included in this table as part of CEO transition items.

(2)
CEO transition items for the twelve months ended December 31, 2020 is comprised of $3.4 million of stock-based compensation expense and $3.1 million of expense for salary continuation, bonus and other fringe benefits associated with the departure of our former President and CEO, as well as certain legal and recruiting costs related to the search for a permanent replacement.

(3)
For the three months ended December 31, 2020, Asset impairments is comprised of the impairment of a marketing and distribution right intangible asset. For the year ended December 31, 2020, Asset impairments is comprised of finished goods inventory reserves for Bretylium, accounts receivable reserves due to customer bankruptcy, and the impairment of the marketing and distribution right intangible asset, tempered by a modest recovery of previously reserved inventory related to market exits. For the three and twelve months ended December 31, 2021, Asset impairments is comprised of an ANDA intangible asset impairment and related inventory reserve charge.

SCAN TOVIEW MATERIALS & VOTEANI PHARMACEUTICALS, INC.210 MAIN STREET WEST BAUDETTE, MN 56623VOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/ANIP2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE — 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 26, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D72627-Z82263KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYANI PHARMACEUTICALS, INC.The Board of Directors recommends you vote “FOR” the following nominees:1.Election of DirectorsNominees:ForAgainstAbstain1a. Robert E. Brown, Jr.The Board of Directors recommends you vote “FOR”proposal 2.2.To ratify the appointment of EisnerAmper LLP as theForAgainstAbstain1b. Thomas Haughey1c. Nikhil Lalwani1d. David B. Nash, M.D., M.B.A.1e. Antonio R. Pera1f. Renee P. Tannenbaum, Pharm.D.1g. Muthusamy Shanmugam1h. Jeanne A. Thoma1i. Patrick D. WalshCompany’s independent registered public accountingfirm for the year ending December 31, 2022;The Board of Directors recommends you vote “FOR”proposal 3.3.To approve the compensation of the Company’s namedexecutive officers, on an advisory basis;The Board of Directors recommends you vote “FOR”proposal 4.4.To approve the Amended and Restated 2022 StockIncentive Plan.NOTE: To transact other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRADICTORY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:The Notice, Proxy Statement and 2021 Annual Report of ANI Pharmaceuticals, Inc. are available at www.proxyvote.com.D72628-Z82263Proxy CardVirtual Annual Meeting of Stockholdersto be held April 27, 2022, 11:00 AM Eastern TimeANI PHARMACEUTICALS, INC.PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned acknowledge(s) receipt of a Notice of the Virtual Annual Meeting of Stockholders to be held at 11:00 AM Eastern Time, on April 27, 2022. The undersigned further hereby appoint(s) Nikhil Lalwani and Stephen P. Carey, or either of them, with power to act as proxy and attorney-in-fact and with full power of substitution and hereby authorize(s) each of them to represent and vote, as provided on the reverse side, all the voting shares of ANI Pharmaceuticals, Inc. that the undersigned is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.Continued and to be signed on reverse side.